UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2008 – September 30, 2009

Item 1: Reports to Shareholders

Vanguard Strategic Equity Fund
Annual Report

September 30, 2009

> For the fiscal year ended September 30, 2009, Vanguard Strategic Equity Fund returned –9.66%.

> The fund’s results for the fiscal year covered two very different market environments—a first half of dramatic declines followed by a second half of robust gains.

> For the 12-month period, Strategic Equity Fund substantially lagged both its benchmark return and the average return of peer-group funds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Results of Proxy Voting	9
Fund Profile	10
Performance Summary	11
Financial Statements	12
Your Fund’s After-Tax Returns	28
About Your Fund’s Expenses	29
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Strategic Equity Fund	VSEQX	–9.66%
MSCI® US Small + Mid Cap 2200 Index		–3.00
Mid-Cap Core Funds Average[1]		–3.02

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$16.42	$14.52	$0.241	$0.000

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

The results for Vanguard Strategic Equity Fund for the 12 months ended September 30, 2009, were disappointing. However, they masked a dramatic turnaround in market sentiment and fund performance that began midway through the fund’s fiscal year.

Investor confidence abruptly revived in March in both the stock and bond markets, as turmoil in the credit markets began to subside and economic reports began to suggest that the economy was on the mend. The Strategic Equity Fund returned about –37% for the six months ended March 31, 2009, while the fund returned about 43% for the subsequent six months.

Considered together, these almost perfectly inverse results produced a 12-month loss of –9.66%. If you hold the Strategic Equity Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 28.

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

2

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and U.S. Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds. In December

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

3

2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Early-in-the-year results weigh on full-year returns

The recent fiscal year has been a historically anomalous period in the financial markets, to say the least. One consequence for stocks has been that the worst-performing stocks in the dizzying market of the first six months of the period were among the best performers during the exceptionally strong rally that characterized the final six months.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Mid-Cap
		Core Funds
	Fund	Average
Strategic Equity Fund	0.32%	1.30%

The first-half results weighed heavily on the performance of stocks for the full year, so it’s not surprising that the fund posted a negative return. It was disappointing, however, that the fund fell measurably short of its benchmark index—an obvious setback in its effort to capture most of the index’s risk and investment characteristics while producing index-beating returns through superior stock selection.

Although financial-sector stocks, the fund’s largest weighting, were a major negative contributor to return on an absolute basis, good stock selection helped somewhat to minimize the difference between the fund’s returns and its benchmark index.

1 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the fund’s expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

The fund’s information technology and consumer discretionary holdings—which together represented about one-third of the fund’s assets—helped to cushion the effect of the general market downdraft by contributing a total of 7 percentage points to return. Good stock selection among consumer discretionary stocks also benefited the fund on a relative basis.

However, good stock picking in sectors such as financials and consumer discretionary were outweighed by poor choices elsewhere, especially among energy, health care, and industrial stocks.

A long-term view can curb short-term distractions

A stock market rally is always welcome, of course. But not all rallies are alike when you look under the hood.

The stock market rally that characterized the final six months of your fund’s 2009 fiscal year was led, in general, by the stocks of companies whose financial health is suspect. However, the models that Vanguard Quantitative Equity Group uses in managing the fund are designed to sift through thousands of stocks to find those with higher-quality characteristics. We believe those stocks have the potential to produce the strongest results over the long term.

Total Returns
Ten Years Ended September 30, 2009
Average
Annual Return
Strategic Equity Fund	5.69%
Spliced Small and Mid Cap Index[1]	5.92
Mid-Cap Core Funds Average[2]	5.93

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.

2 Derived from data provided by Lipper Inc.

5

That is why we maintain confidence in Strategic Equity Fund’s underlying stock-selection methodology, despite the disappointing short-term results and, indeed, its modest shortfall relative to its benchmark over the past decade.

In recent months, the market’s and the fund’s performance have improved. The latest rally reinforces our belief that it’s important to step back (difficult as it may be) from the distraction of short-term results and consider investing as a long-term process—one that’s set in motion after you’ve developed a low-cost portfolio that is balanced and diversified among the major asset classes and aligned with your investing goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 14, 2009

Advisor’s Report

The financial crisis that began in 2007 continued to influence the stock market during the past fiscal year. The Strategic Equity Fund returned about –10%, compared with a return of about –3% for the MSCI US Small + Mid Cap 2200 Index.

During the panic that ruled the market in the first half of the fiscal year, the fund’s benchmark returned about –34%. The worst-performing stocks during those six months became the best-returning stocks of the second six months. This “junk” rally in stocks, which began after the market’s close brush with financial disaster, led the benchmark to a gain of about 47% in the final half of the period.

Our quantitative fundamental investment-management process led to mixed results for the full 12 months. We use a model that assesses the attractiveness of stocks relative to their peers based on five components: valuation, earnings quality, growth, management decisions, and market sentiment.

Valuation measures the price we will pay for a stock’s earnings or cash flow. By itself, valuation can be a powerful investment tool, but our research leads us to conclude that other components improve upon a valuation signal. Our earnings-quality score separates cheap stocks that deserve their low valuations, because of poor margins, from their more-profitable peers.

Our growth indicator likewise differentiates between companies with low valuations due to poor growth prospects and firms with more attractive prospects. Since actions often speak louder than words, the management-decisions component of our model helps determine the attractiveness of a stock by evaluating the decisions corporate managers make. These include decisions to issue stock, raise debt, and make capital investments. Finally, our market sentiment score measures the market’s overall evaluation of the company’s value. Our logic is that a stock’s performance reflects the news affecting that stock, which helps to verify the results of our other scores.

We combine the five components into an overall score, with each indicator serving as a verification of the others. Our research tells us that the attributes we prefer in stocks—such as low ratios of price/earnings and price/cash flow, as well as higher return on equity compared with other stocks—are likely to be successful in the long term, but may not work in some periods, such as this fiscal year.

The extreme anxiety in the first part of the year drove down all stocks, regardless of individual characteristics, as investors sought to exit the market. In March, once companies that had almost ceased to exist seemed more likely to survive, the stocks of those firms roared back to life. This happened even though the firms had

7

attributes that our model does not favor, such as negative earnings, low margins, and low growth.

Value-oriented stocks, which we prefer, were particularly out of favor during the year. Although we are disappointed that our performance for the year was below that of the benchmark, we are not surprised that we lagged during this period. All investment styles endure periods of underperformance, and there have been earlier periods—such as the dot-com bubble—when our process similarly underperformed.

In contrast to the recent stock-market meltdown, the dot-com bubble that began in the late 1990s was a “melt-up”—stock prices climbed strongly and steeply before plummeting. Nevertheless, just as in the past year, a very few factors dominated performance during that time: For example, it was acceptable for a stock to have little or no earnings if it had an Internet-related story line. Throughout the dot-com bubble, our model rejected many stocks that did not pass the test of our earnings and quality models; thus, our portfolios underperformed.

Last year, the dominating factor was the credit crisis. In an environment such as 2008 or the late 1990s, when one or two factors prevail in investor decision-making, our process suffers. We continue to maintain our commitment to a portfolio with lower price/earnings and price/cash flow ratios, growth rates near the market’s overall rate, and a slightly higher return on equity. Such a portfolio offers an attractive profile that we expect the market will reward over the long term.

We thank you for your investment, and we look forward to the upcoming year.

James D. Troyer, CFA, Principal and Portfolio Manager

Joel M. Dickson,
Prinicipal and Head,

Vanguard Active Quantitative Equity
Management

October 16, 2009

8

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	517,264,433	14,297,196	97.3%
Charles D. Ellis	501,913,782	29,647,847	94.4%
Emerson U. Fullwood	507,851,847	23,709,782	95.5%
Rajiv L. Gupta	515,891,359	15,670,270	97.1%
Amy Gutmann	517,356,594	14,205,035	97.3%
JoAnn Heffernan Heisen	516,532,227	15,029,403	97.2%
F. William McNabb III	516,660,098	14,901,531	97.2%
André F. Perold	507,715,282	23,846,348	95.5%
Alfred M. Rankin, Jr.	516,327,018	15,234,611	97.1%
Peter F. Volanakis	516,503,576	15,058,053	97.2%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Strategic Equity Fund
2a	178,164,129	3,534,815	10,024,312	5,730,570	90.2%
2b	177,486,762	3,801,136	10,435,358	5,730,570	89.9%
2c	176,246,489	3,646,003	11,830,765	5,730,570	89.3%
2d	176,671,295	3,691,730	11,360,235	5,730,566	89.5%
2e	176,761,443	3,516,471	11,445,346	5,730,566	89.5%
2f	177,545,769	3,665,294	10,512,194	5,730,570	89.9%
2g	178,712,026	3,657,543	9,353,685	5,730,572	90.5%

9

Strategic Equity Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	706	2,197	4,324
Median Market Cap	$2.7B	$3.0B	$29.0B
Price/Earnings Ratio	21.0x	105.6x	27.9x
Price/Book Ratio	2.0x	1.8x	2.1x
Yield[3]	1.3%	1.4%	1.9%
Return on Equity	15.8%	13.2%	19.1%
Earnings Growth Rate	17.5%	9.2%	9.6%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	60%	—	—
Expense Ratio[4]	0.32%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15.4%	14.9%	10.1%
Consumer Staples	3.2	4.0	9.9
Energy	7.7	7.3	11.0
Financials	18.7	18.8	16.7
Health Care	11.0	11.3	12.9
Industrials	13.5	13.9	10.6
Information Technology	17.8	17.1	18.2
Materials	6.6	6.1	3.9
Telecommunication
Services	1.2	1.2	2.9
Utilities	4.9	5.4	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.95
Beta	1.00	1.18

Ten Largest Holdings[6] (% of total net assets)

Marvell Technology
Group Ltd.	semiconductors	1.1%
Western Digital Corp.	computer storage
	and peripherals	1.1
AmerisourceBergen	health care
Corp. Class A	distributors	1.1
NRG Energy Inc.	independent power
	producers and
	energy traders	1.1
Dr Pepper Snapple
Group Inc.	soft drinks	1.1
priceline.com Inc.	Internet retail	1.0
Cooper Industries PLC	electrical components
Class A	and equipment	1.0
Unum Group	life and health
	insurance	1.0
Goodrich Corp.	aerospace and
	defense	1.0
Owens-Illinois Inc.	metal and glass
	containers	1.0
Top Ten		10.5%

Investment Focus

1 MSCI US Small + Mid Cap 2200 Index.

2 Dow Jones U.S. Total Stock Market Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 The expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratio was 0.30%.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 The holdings listed exclude any temporary cash investments and equity index products.

10

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1999–September 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Strategic Equity Fund[1]	–9.66%	0.31%	5.69%	$17,385
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	0.94	10,978
Spliced Small and Mid Cap Index[2]	–3.00	3.77	5.92	17,777
Mid-Cap Core Funds Average[3]	–3.02	2.99	5.93	17,795

Fiscal-Year Total Returns (%): September 30, 1999–September 30, 2009

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.

3 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

11

Strategic Equity Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (15.3%)
*	priceline.com Inc.	224,200	37,177
	Whirlpool Corp.	505,711	35,380
*	Dollar Tree Inc.	671,747	32,701
	H&R Block Inc.	1,636,150	30,072
	Ross Stores Inc.	502,262	23,993
*	Aeropostale Inc.	549,650	23,893
*	AutoZone Inc.	154,400	22,576
	DR Horton Inc.	1,671,902	19,076
	Wyndham Worldwide Corp.	1,050,183	17,139
	Darden Restaurants Inc.	435,032	14,848
*	Big Lots Inc.	480,385	12,019
*	ITT Educational
	Services Inc.	107,000	11,814
	Jarden Corp.	412,528	11,580
	RadioShack Corp.	662,778	10,982
*	Tempur-Pedic
	International Inc.	578,399	10,955
	Cablevision Systems
	Corp. Class A	445,400	10,578
	Autoliv Inc.	281,014	9,442
*	Valassis
	Communications Inc.	514,780	9,204
	Bob Evans Farms Inc.	312,617	9,085
*	Warnaco Group Inc.	186,459	8,178
*	True Religion Apparel Inc.	310,939	8,063
*	WMS Industries Inc.	173,407	7,727
	Meredith Corp.	253,620	7,593
	Polaris Industries Inc.	175,178	7,144
*	Rent-A-Center Inc.	346,198	6,536
	Scripps Networks
	Interactive Inc. Class A	165,437	6,113
*	Panera Bread Co. Class A	102,157	5,619
*	Denny’s Corp.	2,039,080	5,424
	DeVry Inc.	93,500	5,172
	Unifirst Corp.	115,203	5,121
*	CEC Entertainment Inc.	191,451	4,951
*	Helen of Troy Ltd.	249,900	4,856
	Tupperware Brands Corp.	120,328	4,804

			Market
			Value•
		Shares	($000)
*	JOS A Bank Clothiers Inc.	106,600	4,773
*	Dana Holding Corp.	608,958	4,147
*	Jo-Ann Stores Inc.	148,238	3,977
*	Pre-Paid Legal Services Inc.	70,812	3,597
*	Carter’s Inc.	132,900	3,548
*	Marvel Entertainment Inc.	66,400	3,295
	Cooper Tire & Rubber Co.	183,621	3,228
*	Bally Technologies Inc.	81,090	3,111
*	Steiner Leisure Ltd.	82,209	2,940
	Scholastic Corp.	120,574	2,935
*	NVR Inc.	4,400	2,804
*	Lincoln Educational
	Services Corp.	112,018	2,563
	Interactive Data Corp.	95,734	2,509
^	Buckle Inc.	71,150	2,429
*,^	Fuel Systems Solutions Inc.	67,393	2,426
*	Isle of Capri Casinos Inc.	195,000	2,299
*	PF Chang’s China Bistro Inc.	65,702	2,232
*	Timberland Co. Class A	154,661	2,153
	La-Z-Boy Inc.	248,035	2,146
	Regal Entertainment
	Group Class A	172,925	2,130
	Brinker International Inc.	126,900	1,996
*	Sally Beauty Holdings Inc.	265,724	1,889
	Advance Auto Parts Inc.	46,900	1,842
	Burger King Holdings Inc.	102,600	1,805
	Fred’s Inc. Class A	141,500	1,801
*	Steven Madden Ltd.	47,578	1,751
*	Mediacom Communications
	Corp. Class A	283,456	1,633
	CSS Industries Inc.	70,397	1,392
*	Tenneco Inc.	103,900	1,355
	KB Home	78,954	1,311
*	Papa John’s International Inc.	52,300	1,285
	Limited Brands Inc.	59,200	1,006
*	Career Education Corp.	39,200	956
	Aaron’s Inc.	33,956	896
*	Corinthian Colleges Inc.	47,900	889
^	Sturm Ruger & Co. Inc.	67,650	875
*	AFC Enterprises Inc.	103,426	871

12

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Cracker Barrel Old
	Country Store Inc.	24,823	854
*	Beazer Homes USA Inc.	152,475	852
	Regis Corp.	51,100	792
*	EW Scripps Co. Class A	104,622	785
	MDC Holdings Inc.	21,700	754
	Family Dollar Stores Inc.	28,500	752
	Barnes & Noble Inc.	33,800	751
*	Stein Mart Inc.	54,545	693
*	Knology Inc.	70,900	691
*	Meritage Homes Corp.	33,200	674
*	Dorman Products Inc.	44,649	671
	Cato Corp. Class A	31,694	643
	Weight Watchers
	International Inc.	23,422	643
	American Axle &
	Manufacturing Holdings Inc.	86,900	615
*	Domino’s Pizza Inc.	68,400	605
	CKE Restaurants Inc.	55,500	582
*	NetFlix Inc.	12,300	568
	Stage Stores Inc.	42,500	551
*	Pier 1 Imports Inc.	142,300	551
	Service Corp. International	74,207	520
*,^	Chipotle Mexican
	Grill Inc. Class A	5,200	505
	Pulte Homes Inc.	43,900	482
	Leggett & Platt Inc.	21,800	423
*	Steak N Shake Co.	31,700	373
	National Presto Industries Inc.	4,300	372
	Newell Rubbermaid Inc.	23,400	367
	Finish Line Inc. Class A	35,300	359
*	Smith & Wesson
	Holding Corp.	63,445	332
	John Wiley & Sons Inc.
	Class A	9,400	327
*	CKX Inc.	45,868	308
*	HSN Inc.	17,900	291
	Harte-Hanks Inc.	19,800	274
*	Penn National Gaming Inc.	8,208	227
*	Dolan Media Co.	18,300	219
*	Capella Education Co.	3,200	216
	Cinemark Holdings Inc.	17,300	179
	Mattel Inc.	9,200	170
	Big 5 Sporting Goods Corp.	11,100	168
	Jones Apparel Group Inc.	8,700	156
*	Warner Music Group Corp.	28,074	155
	PetMed Express Inc.	5,284	100
*	California Pizza Kitchen Inc.	5,700	89
	World Wrestling
	Entertainment Inc. Class A	5,600	78
*	Blockbuster Inc. Class B	66,881	40
			542,367

			Market
			Value•
		Shares	($000)
Consumer Staples (3.2%)
*	Dr Pepper Snapple
	Group Inc.	1,299,008	37,346
	Del Monte Foods Co.	1,565,761	18,132
	Mead Johnson Nutrition
	Co. Class A	200,260	9,034
	Herbalife Ltd.	200,929	6,578
	Lancaster Colony Corp.	107,918	5,533
*	Central Garden and Pet
	Co. Class A	495,079	5,411
	Universal Corp.	115,936	4,848
	Nash Finch Co.	144,986	3,964
	Andersons Inc.	87,445	3,078
*	Revlon Inc. Class A	547,726	2,662
	Molson Coors Brewing
	Co. Class B	49,398	2,405
	PepsiAmericas Inc.	69,805	1,994
*	Chiquita Brands
	International Inc.	118,611	1,917
*	Pantry Inc.	122,219	1,916
*	Central Garden and Pet Co.	144,451	1,697
*	Prestige Brands
	Holdings Inc.	238,903	1,682
*	Alliance One
	International Inc.	270,200	1,211
	Village Super Market Inc.
	Class A	39,202	1,155
	Coca-Cola Bottling Co.
	Consolidated	11,608	562
*	American Italian Pasta Co.	19,168	521
	Bunge Ltd.	7,500	470
	Pepsi Bottling Group Inc.	11,140	406
	Alberto-Culver Co. Class B	14,100	390
	J&J Snack Foods Corp.	6,500	281
*	TreeHouse Foods Inc.	7,400	264
	Sanderson Farms Inc.	6,100	230
	Weis Markets Inc.	6,400	204
*	National Beverage Corp.	16,746	193
*	BJ’s Wholesale Club Inc.	4,500	163
	Calavo Growers Inc.	8,124	154
			114,401
Energy (7.7%)
	ENSCO International Inc.	803,609	34,186
	Helmerich & Payne Inc.	753,542	29,788
	Tidewater Inc.	483,683	22,777
*	FMC Technologies Inc.	390,100	20,379
*	Cameron International Corp.	509,400	19,265
	Murphy Oil Corp.	327,696	18,865
	El Paso Corp.	1,723,154	17,783
	Tesoro Corp.	1,163,000	17,422
*	Alpha Natural
	Resources Inc.	274,725	9,643
*	SEACOR Holdings Inc.	114,469	9,344

13

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Oil States International Inc.	234,728	8,246
	World Fuel Services Corp.	164,312	7,898
*	Newfield Exploration Co.	183,851	7,825
*	Dresser-Rand Group Inc.	217,160	6,747
*	USEC Inc.	1,106,734	5,191
*	Oceaneering
	International Inc.	82,910	4,705
	Massey Energy Co.	126,312	3,523
	CARBO Ceramics Inc.	58,566	3,019
*	Matrix Service Co.	236,915	2,575
	Rowan Cos. Inc.	105,000	2,422
*	Contango Oil & Gas Co.	41,605	2,124
*	Pride International Inc.	65,600	1,997
	Overseas Shipholding
	Group Inc.	51,309	1,917
*	Nabors Industries Ltd.	90,662	1,895
	Southern Union Co.	83,242	1,731
	Holly Corp.	67,400	1,727
*	CVR Energy Inc.	135,212	1,682
*	Bristow Group Inc.	52,699	1,565
*	Gulfmark Offshore Inc.	39,900	1,306
	Frontier Oil Corp.	84,400	1,175
*	James River Coal Co.	42,865	819
*	Superior Energy Services Inc.	26,809	604
	Consol Energy Inc.	12,000	541
*	Cal Dive International Inc.	40,852	404
*	Concho Resources Inc.	10,277	373
*	McMoRan Exploration Co.	42,400	320
*	Endeavour International
	Corp.	217,500	263
*	Global Industries Ltd.	22,400	213
			272,259
Financials (18.5%)
	Unum Group	1,724,135	36,965
*	TD Ameritrade
	Holding Corp.	1,468,347	28,809
	Cullen/Frost Bankers Inc.	547,053	28,250
	Bank of Hawaii Corp.	677,564	28,146
	Axis Capital Holdings Ltd.	808,872	24,412
	Torchmark Corp.	454,947	19,758
	Platinum Underwriters
	Holdings Ltd.	491,800	17,626
	FirstMerit Corp.	890,366	16,944
	Host Hotels & Resorts Inc.	1,117,400	13,152
*	Arch Capital Group Ltd.	193,292	13,055
	Aspen Insurance
	Holdings Ltd.	443,300	11,734
*	Ezcorp Inc. Class A	675,417	9,226
	PartnerRe Ltd.	114,419	8,803
*	Knight Capital Group Inc.
	Class A	398,776	8,673
	Plum Creek Timber Co. Inc.	271,900	8,331
	UMB Financial Corp.	205,888	8,326
	HRPT Properties Trust	1,080,800	8,128
	NBT Bancorp Inc.	352,499	7,945
	Everest Re Group Ltd.	88,600	7,770

			Market
			Value•
		Shares	($000)
	Nationwide Health
	Properties Inc.	249,300	7,726
	Odyssey Re Holdings Corp.	118,571	7,685
	Highwoods Properties Inc.	238,346	7,496
	Oriental Financial
	Group Inc.	587,694	7,464
*,^	St Joe Co.	255,300	7,434
	Hospitality Properties Trust	362,800	7,390
	Federated Investors Inc.
	Class B	278,530	7,345
	Senior Housing
	Properties Trust	379,600	7,254
	American Financial
	Group Inc.	280,244	7,146
	BOK Financial Corp.	153,521	7,111
	Washington Real Estate
	Investment Trust	232,316	6,691
	National Retail
	Properties Inc.	295,500	6,344
	Entertainment
	Properties Trust	177,800	6,070
	Mack-Cali Realty Corp.	185,600	6,000
	Rayonier Inc.	141,450	5,787
	Mid-America Apartment
	Communities Inc.	124,508	5,619
	Jones Lang LaSalle Inc.	117,800	5,580
	Home Properties Inc.	127,456	5,492
	Sun Communities Inc.	251,668	5,416
	Kilroy Realty Corp.	189,447	5,255
	Parkway Properties Inc.	261,775	5,157
	HCP Inc.	176,059	5,060
	Sovran Self Storage Inc.	166,124	5,055
	PS Business Parks Inc.	97,632	5,011
	City Holding Co.	166,255	4,956
	Equity Lifestyle
	Properties Inc.	115,683	4,950
	EastGroup Properties Inc.	128,800	4,923
*	MBIA Inc.	633,049	4,912
*	CB Richard Ellis Group Inc.
	Class A	413,600	4,856
*	Ocwen Financial Corp.	399,981	4,528
	Alexandria Real Estate
	Equities Inc.	82,600	4,489
	LTC Properties Inc.	186,494	4,483
	Allied World Assurance Co.
	Holdings Ltd.	92,973	4,456
	Bank of the Ozarks Inc.	166,987	4,430
*	Conseco Inc.	826,700	4,348
*	Nelnet Inc. Class A	323,399	4,023
	Ventas Inc.	103,000	3,966
	Saul Centers Inc.	122,855	3,944
	First Financial
	Bankshares Inc.	79,722	3,943
*	Jefferies Group Inc.	137,200	3,736
	AvalonBay Communities Inc.	48,114	3,499

14

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	American Physicians
	Capital Inc.	118,676	3,419
	Getty Realty Corp.	135,564	3,327
	Republic Bancorp Inc.
	Class A	163,411	3,262
	Healthcare Realty Trust Inc.	151,954	3,211
	Reinsurance Group of
	America Inc. Class A	70,007	3,122
*	AMERISAFE Inc.	179,960	3,104
	Provident Financial
	Services Inc.	298,225	3,069
	Health Care REIT Inc.	71,800	2,988
*	PHH Corp.	149,900	2,974
	Ares Capital Corp.	264,812	2,918
	International
	Bancshares Corp.	174,425	2,845
	Colonial Properties Trust	286,560	2,788
*	World Acceptance Corp.	109,735	2,766
	Westamerica
	Bancorporation	52,819	2,747
	Douglas Emmett Inc.	205,300	2,521
	Bancfirst Corp.	67,922	2,508
	Extra Space Storage Inc.	236,200	2,492
	Community Bank
	System Inc.	129,761	2,371
	Employers Holdings Inc.	143,582	2,223
	Cash America
	International Inc.	72,200	2,178
	Kimco Realty Corp.	165,173	2,154
	ProLogis	175,900	2,097
^	Pennsylvania Real Estate
	Investment Trust	264,600	2,014
	Advance America Cash
	Advance Centers Inc.	357,325	2,001
	Arrow Financial Corp.	70,009	1,911
	Provident New York Bancorp	198,119	1,892
	Tompkins Financial Corp.	42,569	1,860
*	CNA Surety Corp.	110,533	1,791
	Potlatch Corp.	62,100	1,767
	Suffolk Bancorp	58,893	1,744
	Prosperity Bancshares Inc.	49,100	1,708
	Financial Federal Corp.	68,237	1,684
*	First Cash Financial
	Services Inc.	97,984	1,679
*	FPIC Insurance Group Inc.	49,984	1,677
*	Credit Acceptance Corp.	50,500	1,626
	Capitol Federal Financial	48,427	1,594
	Lakeland Financial Corp.	76,707	1,584
	New York Community
	Bancorp Inc.	135,400	1,546
	Endurance Specialty
	Holdings Ltd.	42,026	1,533
^	Life Partners Holdings Inc.	84,077	1,505
	Bank Mutual Corp.	142,345	1,258
*	Altisource Portfolio
	Solutions SA	80,286	1,159

			Market
			Value•
		Shares	($000)
	HCC Insurance Holdings Inc.	42,000	1,149
	LaSalle Hotel Properties	57,800	1,136
	Southside Bancshares Inc.	48,848	1,100
	Trico Bancshares	66,041	1,083
*	ProAssurance Corp.	19,917	1,040
	Montpelier Re Holdings Ltd.	61,500	1,004
	Corporate Office Properties
	Trust SBI	26,320	971
	Safety Insurance Group Inc.	28,553	940
	Heartland Financial USA Inc.	62,162	917
^	United Bankshares Inc.	46,547	912
	TFS Financial Corp.	76,185	907
	Validus Holdings Ltd.	34,191	882
	Hudson City Bancorp Inc.	66,600	876
	Federal Realty
	Investment Trust	13,900	853
*	First Horizon National Corp.	63,669	842
	Simmons First National Corp.
	Class A	29,009	836
*	LaBranche & Co. Inc.	240,329	817
	Hanover Insurance
	Group Inc.	17,900	740
	Digital Realty Trust Inc.	15,000	686
	Anworth Mortgage
	Asset Corp.	85,700	675
	NewAlliance Bancshares Inc.	59,004	631
	GAMCO Investors Inc.	13,400	612
	Clifton Savings Bancorp Inc.	60,281	591
	Camden National Corp.	16,945	560
	Park National Corp.	9,500	554
	MFA Financial Inc.	68,100	542
*	Cardtronics Inc.	68,900	539
	Omega Healthcare
	Investors Inc.	32,200	516
	1st Source Corp.	31,054	506
	Commerce Bancshares Inc.	12,701	473
	Infinity Property &
	Casualty Corp.	10,900	463
	Baldwin & Lyons Inc.	15,991	375
	Trustco Bank Corp. NY	53,400	334
	NASB Financial Inc.	12,604	332
	Danvers Bancorp Inc.	24,172	329
	Kearny Financial Corp.	29,400	306
	Calamos Asset
	Management Inc. Class A	23,400	306
	Trustmark Corp.	13,200	251
	Amtrust Financial
	Services Inc.	22,000	251
	U-Store-It Trust	37,477	234
	Flagstone Reinsurance
	Holdings Ltd.	20,200	228
	First Bancorp	12,200	220
	Wilshire Bancorp Inc.	27,800	204
	Radian Group Inc.	19,200	203
*	Greenlight Capital Re Ltd.
	Class A	10,300	194

15

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Brandywine Realty Trust	17,500	193
	SY Bancorp Inc.	8,300	192
	Great Southern Bancorp Inc.	7,500	178
	Fifth Street Finance Corp.	16,200	177
*	American International
	Group Inc.	3,900	172
	Walter Investment
	Management Corp.	9,795	157
	First Financial Holdings Inc.	9,200	147
	BGC Partners Inc. Class A	33,500	143
*	Meridian Interstate
	Bancorp Inc.	16,500	140
	DCT Industrial Trust Inc.	26,900	137
	Ames National Corp.	3,494	84
	National Interstate Corp.	1,600	28
*	Interactive Brokers Group Inc.	13	—
			657,568
Health Care (10.9%)
	AmerisourceBergen Corp.
	Class A	1,704,204	38,140
*	Lincare Holdings Inc.	1,003,471	31,359
	STERIS Corp.	793,143	24,151
*	Isis Pharmaceuticals Inc.	1,549,602	22,578
*	Cephalon Inc.	383,300	22,323
*	Warner Chilcott PLC
	Class A	1,020,250	22,058
	Universal Health Services
	Inc. Class B	316,106	19,576
*	Watson
	Pharmaceuticals Inc.	384,700	14,095
*	Emergency Medical
	Services Corp. Class A	254,973	11,856
*	Valeant Pharmaceuticals
	International	366,638	10,288
*	Mylan Inc.	561,638	8,992
*	Human Genome
	Sciences Inc.	470,810	8,861
	Invacare Corp.	373,954	8,332
*	Emergent Biosolutions Inc.	451,708	7,977
*	Dendreon Corp.	253,524	7,096
	Cooper Cos. Inc.	230,515	6,853
*	Myriad Genetics Inc.	241,600	6,620
*	PharMerica Corp.	352,573	6,547
*	Gentiva Health
	Services Inc.	249,756	6,246
*	Cubist Pharmaceuticals Inc.	287,985	5,817
	PDL BioPharma Inc.	577,149	4,548
*	Questcor
	Pharmaceuticals Inc.	811,144	4,478
*	Psychiatric Solutions Inc.	162,000	4,335
*	AMERIGROUP Corp.	193,027	4,279
	Martek Biosciences Corp.	182,800	4,129
	Beckman Coulter Inc.	57,900	3,992
*	LifePoint Hospitals Inc.	144,835	3,919
*	Hospira Inc.	86,190	3,844
*	Cyberonics Inc.	239,984	3,825

			Market
			Value•
		Shares	($000)
*	Sirona Dental Systems Inc.	127,900	3,805
*	RehabCare Group Inc.	164,364	3,565
*	Bio-Rad Laboratories Inc.
	Class A	38,700	3,556
*	Endo Pharmaceuticals
	Holdings Inc.	155,300	3,514
*	Skilled Healthcare
	Group Inc.	436,383	3,504
*	Kensey Nash Corp.	115,475	3,343
*	American Medical Systems
	Holdings Inc.	188,989	3,198
*	LHC Group Inc.	93,121	2,787
*	Millipore Corp.	35,000	2,462
*	Centene Corp.	128,466	2,433
*	DaVita Inc.	40,991	2,322
*	Dionex Corp.	31,755	2,063
*	Cambrex Corp.	326,503	2,057
*	Healthsouth Corp.	115,700	1,810
	Chemed Corp.	40,500	1,778
*	Amsurg Corp. Class A	77,520	1,646
	IMS Health Inc.	80,800	1,240
*	Health Management
	Associates Inc. Class A	116,848	875
*	Mettler-Toledo
	International Inc.	9,451	856
*	Kindred Healthcare Inc.	50,600	821
*	ResMed Inc.	18,000	814
*	Henry Schein Inc.	14,400	791
*	Immunogen Inc.	95,880	778
*	Merit Medical Systems Inc.	43,858	760
*	Nektar Therapeutics	65,872	642
*	Medivation Inc.	23,400	635
*	Micromet Inc.	90,242	601
*	Odyssey HealthCare Inc.	47,397	593
*	Corvel Corp.	20,825	591
*	Cantel Medical Corp.	32,700	492
	Atrion Corp.	3,200	462
*	Maxygen Inc.	65,200	436
*	HMS Holdings Corp.	11,400	436
*	Par Pharmaceutical Cos. Inc.	18,804	405
*	eResearchTechnology Inc.	53,700	376
*	PSS World Medical Inc.	16,195	354
*	Auxilium
	Pharmaceuticals Inc.	10,068	344
*	Greatbatch Inc.	14,900	335
	Ensign Group Inc.	23,299	327
*	Affymetrix Inc.	31,200	274
*	Tenet Healthcare Corp.	45,700	269
*	Hanger Orthopedic
	Group Inc.	17,600	244
*	Kinetic Concepts Inc.	6,300	233
*	Symmetry Medical Inc.	22,200	230
*	Catalyst Health Solutions Inc.	7,600	222
*	Triple-S Management Corp.
	Class B	10,800	181
*	ICU Medical Inc.	2,800	103

16

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Cadence Pharmaceuticals Inc.	7,360	81
*	Air Methods Corp.	2,100	68
*,^	Osiris Therapeutics Inc.	10,100	67
			386,893
Industrials (13.4%)
*	Cooper Industries PLC
	Class A	987,900	37,115
	Goodrich Corp.	671,676	36,499
	Pitney Bowes Inc.	1,191,600	29,611
*	EMCOR Group Inc.	1,004,867	25,443
	Ryder System Inc.	607,400	23,725
	Hubbell Inc. Class B	552,300	23,197
*	Hertz Global Holdings Inc.	1,839,332	19,920
	Fluor Corp.	378,727	19,258
	Flowserve Corp.	184,594	18,190
	Manpower Inc.	288,403	16,355
*	United Stationers Inc.	240,961	11,472
	Watson Wyatt
	Worldwide Inc. Class A	215,400	9,383
	Joy Global Inc.	190,917	9,344
*	SYKES Enterprises Inc.	412,790	8,594
	Comfort Systems USA Inc.	690,178	7,999
*	TransDigm Group Inc.	144,900	7,217
*	Alliant Techsystems Inc.	86,669	6,747
*	GrafTech International Ltd.	437,864	6,437
*	URS Corp.	137,500	6,002
	Dun & Bradstreet Corp.	76,799	5,785
	Knoll Inc.	537,404	5,605
	Triumph Group Inc.	114,783	5,508
	GATX Corp.	186,635	5,216
	Robbins & Myers Inc.	220,800	5,184
*	Force Protection Inc.	866,200	4,729
	Briggs & Stratton Corp.	240,243	4,663
	Bucyrus International Inc.
	Class A	129,200	4,602
*	Iron Mountain Inc.	161,572	4,308
	Cubic Corp.	103,133	4,071
	Stanley Works	93,300	3,983
	Carlisle Cos. Inc.	107,900	3,659
*	ATC Technology Corp.	180,700	3,571
*,^	Allegiant Travel Co. Class A	85,973	3,275
	Trinity Industries Inc.	185,234	3,184
*	School Specialty Inc.	130,688	3,100
	SPX Corp.	50,300	3,082
*	Esterline Technologies Corp.	77,150	3,025
*	Beacon Roofing Supply Inc.	189,210	3,024
	Werner Enterprises Inc.	157,437	2,933
	Apogee Enterprises Inc.	179,676	2,699
*	Hawaiian Holdings Inc.	303,725	2,509
*	Marten Transport Ltd.	143,274	2,444
*	EnerSys	106,157	2,348
	Textainer Group
	Holdings Ltd.	143,576	2,299
	AAON Inc.	112,465	2,258
	Lincoln Electric Holdings Inc.	47,536	2,256*
	Powell Industries Inc.	58,727	2,255

			Market
			Value•
		Shares	($000)
*	Chart Industries Inc.	99,400	2,146
*	Kirby Corp.	53,600	1,974
	Federal Signal Corp.	269,706	1,939
*	DynCorp International Inc.
	Class A	105,941	1,907
*	Cornell Cos. Inc.	84,716	1,901
	Granite Construction Inc.	59,277	1,834
	ABM Industries Inc.	84,942	1,787
	Kaman Corp.	81,141	1,784
	Encore Wire Corp.	75,707	1,691
	Universal Forest
	Products Inc.	42,200	1,665
*	CBIZ Inc.	215,186	1,605
*	Pike Electric Corp.	124,699	1,494
*	First Advantage Corp.
	Class A	74,600	1,384
	AO Smith Corp.	35,700	1,360
*	EnPro Industries Inc.	55,402	1,267
	John Bean
	Technologies Corp.	67,077	1,219
	TAL International Group Inc.	82,400	1,172
	American Science &
	Engineering Inc.	17,200	1,170
*	Blount International Inc.	118,582	1,123
*	Airtran Holdings Inc.	178,800	1,118
*	Thomas & Betts Corp.	33,500	1,008
	Interface Inc. Class A	119,445	991
	Standard Register Co.	151,253	889
	RR Donnelley & Sons Co.	41,800	889
	Mcgrath Rentcorp	37,600	800
*	American Reprographics Co.	82,000	781
*	Alaska Air Group Inc.	27,765	744
*	General Cable Corp.	18,600	728
*	Orion Marine Group Inc.	35,300	725
*	Navistar International Corp.	18,900	707
*	Waste Services Inc.	144,201	666
*	AZZ Inc.	15,000	603
*	GenCorp Inc.	110,600	593
	Applied Signal
	Technology Inc.	24,254	564
	Tredegar Corp.	36,320	527
*	Avis Budget Group Inc.	39,400	526
*	Geo Group Inc.	24,600	496
*	M&F Worldwide Corp.	24,500	496
	Kimball International Inc.
	Class B	62,690	478
*	WESCO International Inc.	16,200	467
	CIRCOR International Inc.	16,128	456
	Brink’s Co.	16,288	438
*	Armstrong World
	Industries Inc.	12,400	427
*	Exponent Inc.	14,527	409
	Ennis Inc.	25,300	408
*	Sterling Construction Co. Inc.	21,480	385
*	Michael Baker Corp.	10,342	376

17

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	APAC Customer
	Services Inc.	62,710	371
*	Standard Parking Corp.	21,068	369
*	MasTec Inc.	30,300	368
*	Republic Airways
	Holdings Inc.	34,310	320
	Macquarie Infrastructure
	Co. LLC	32,200	290
	Lennox International Inc.	7,204	260
*	Owens Corning	11,500	258
	Deluxe Corp.	12,513	214
	Aceto Corp.	26,100	172
	Toro Co.	4,100	163
	Timken Co.	6,931	162
	Lawson Products Inc.	8,632	150
	Great Lakes Dredge &
	Dock Corp.	21,300	149
*	Metalico Inc.	32,238	134
	Raven Industries Inc.	4,902	131
	Ampco-Pittsburgh Corp.	4,374	116
*	Colfax Corp.	8,679	92
*	Builders FirstSource Inc.	13,836	60
			475,979
Information Technology (17.8%)
*	Marvell Technology
	Group Ltd.	2,467,819	39,954
*	Western Digital Corp.	1,083,400	39,577
*	Sybase Inc.	853,585	33,204
*	Hewitt Associates Inc.
	Class A	875,623	31,899
	Xilinx Inc.	1,334,812	31,261
*	Skyworks Solutions Inc.	2,356,616	31,202
*	Computer Sciences Corp.	589,692	31,083
*	Sohu.com Inc.	444,186	30,551
*	Avnet Inc.	1,159,500	30,112
	Earthlink Inc.	2,426,105	20,404
*	Dolby Laboratories Inc.
	Class A	493,400	18,843
*	CSG Systems
	International Inc.	1,122,136	17,965
*	QLogic Corp.	994,628	17,108
*	ON Semiconductor Corp.	1,916,994	15,815
*,^	Alliance Data Systems Corp.	240,981	14,719
*	Plexus Corp.	556,466	14,657
*	Anixter International Inc.	298,868	11,988
*	Mantech International Corp.
	Class A	232,680	10,973
*	JDA Software Group Inc.	459,275	10,076
*	PMC - Sierra Inc.	1,051,825	10,055
*	Multi-Fineline
	Electronix Inc.	347,697	9,982
	Solera Holdings Inc.	297,880	9,267
*	LSI Corp.	1,503,400	8,254
*	RF Micro Devices Inc.	1,376,200	7,473
*	NCR Corp.	497,362	6,874
*	Teradata Corp.	201,302	5,540

			Market
			Value•
		Shares	($000)
*	SAIC Inc.	310,700	5,450
	Syntel Inc.	108,723	5,189
*	SYNNEX Corp.	166,974	5,089
*	Starent Networks Corp.	199,192	5,063
*	TNS Inc.	180,300	4,940
*	S1 Corp.	721,980	4,462
	Shares	Market
	Diebold Inc.	129,861	4,276
*	TIBCO Software Inc.	386,069	3,664
*	Synopsys Inc.	140,470	3,149
*	Lawson Software Inc.	494,813	3,088
	iGate Corp.	356,314	3,057
*,^	STEC Inc.	103,879	3,053
*	j2 Global
	Communications Inc.	131,165	3,018
*	Acxiom Corp.	313,696	2,968
*	Genpact Ltd.	240,157	2,954
*	Netscout Systems Inc.	208,405	2,816
	Broadridge Financial
	Solutions Inc.	138,779	2,789
*	Gartner Inc.	145,300	2,655
	Black Box Corp.	105,541	2,648
	Adtran Inc.	105,200	2,583
*	3Com Corp.	488,900	2,557
*	Semtech Corp.	130,513	2,220
*	Cogent Inc.	215,974	2,181
*	Micron Technology Inc.	258,900	2,123
*	Affiliated Computer
	Services Inc. Class A	33,000	1,788
*	BMC Software Inc.	44,200	1,659
*	Sapient Corp.	197,761	1,590
*	Tessera Technologies Inc.	54,189	1,511
*	Tech Data Corp.	36,000	1,498
	CTS Corp.	157,015	1,460
*	NCI Inc. Class A	47,906	1,373
*,^	Synaptics Inc.	48,400	1,220
*	Scansource Inc.	43,000	1,218
*	SPSS Inc.	24,116	1,205
*	VistaPrint NV	23,700	1,203
*	Netlogic Microsystems Inc.	23,657	1,065
*	Hittite Microwave Corp.	27,603	1,015
*	Ingram Micro Inc.	60,200	1,014
	Linear Technology Corp.	36,500	1,008
	Pegasystems Inc.	29,100	1,005
*	OSI Systems Inc.	52,695	964
*	Cirrus Logic Inc.	172,296	958
*	BigBand Networks Inc.	227,042	910
*	Art Technology Group Inc.	232,200	896
*	Global Cash Access
	Holdings Inc.	122,600	896
*	Wright Express Corp.	30,000	885
*	DTS Inc.	29,200	799
*	Arris Group Inc.	61,400	799
*	Benchmark Electronics Inc.	42,908	772
*	Tekelec	43,200	710
	MAXIMUS Inc.	14,700	685

18

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Ariba Inc.	58,100	674
*	Avocent Corp.	29,551	599
*	Kopin Corp.	122,122	586
*	Monotype Imaging
	Holdings Inc.	59,800	503
*	Polycom Inc.	18,500	495
*	InterDigital Inc.	20,700	479
	Lender Processing
	Services Inc.	12,200	466
*	Compuware Corp.	62,500	458
*	NeuStar Inc. Class A	19,600	443
*	Ebix Inc.	8,000	443
*	Applied Micro Circuits Corp.	33,700	337
*	TeleTech Holdings Inc.	17,500	299
*	Riverbed Technology Inc.	12,600	277
*	Interactive Intelligence Inc.	14,200	271
*	Insight Enterprises Inc.	18,200	222
*	Unisys Corp.	81,700	218
*	Loral Space &
	Communications Inc.	7,800	214
*	Volterra Semiconductor Corp.	11,500	211
*	Quantum Corp.	165,200	208
*	Blue Coat Systems Inc.	9,000	203
*	Acme Packet Inc.	20,104	201
*	TriQuint Semiconductor Inc.	24,100	186
*	Conexant Systems Inc.	66,800	183
*	Manhattan Associates Inc.	8,100	164
*	CACI International Inc.
	Class A	3,300	156
*	Smith Micro Software Inc.	11,907	147
*	SonicWALL Inc.	17,100	144
*	Ciber Inc.	35,486	142
*	Aruba Networks Inc.	15,800	140
*	Euronet Worldwide Inc.	2,855	69
*	Brightpoint Inc.	6,011	53
			630,125
Materials (6.6%)
*	Owens-Illinois Inc.	977,000	36,051
	Eastman Chemical Co.	594,728	31,842
	Celanese Corp. Class A	1,202,100	30,052
	Greif Inc. Class A	447,400	24,629
	FMC Corp.	264,741	14,892
	Rock-Tenn Co. Class A	233,458	10,998
	Compass Minerals
	International Inc.	174,275	10,739
	Schnitzer Steel
	Industries Inc.	153,000	8,147
	Silgan Holdings Inc.	131,186	6,917
*	Pactiv Corp.	247,618	6,450
	Glatfelter	551,883	6,336
	Terra Industries Inc.	164,199	5,693
	Koppers Holdings Inc.	171,338	5,080
	Walter Energy Inc.	83,400	5,009
	Schweitzer-Mauduit
	International Inc.	84,639	4,601
	Ball Corp.	85,000	4,182

			Market
			Value•
		Shares	($000)
	Innophos Holdings Inc.	201,584	3,729
*	Crown Holdings Inc.	112,200	3,052
	NewMarket Corp.	32,722	3,044
*	Buckeye Technologies Inc.	240,158	2,577
	CF Industries Holdings Inc.	28,007	2,415
	Stepan Co.	28,538	1,715
	A Schulman Inc.	75,709	1,509
*	Clearwater Paper Corp.	32,271	1,334
	Bemis Co. Inc.	41,900	1,086
	Sonoco Products Co.	36,603	1,008
*	Graphic Packaging
	Holding Co.	248,729	575
	Sensient Technologies Corp.	19,272	535
*	Bway Holding Co.	26,368	488
*	LSB Industries Inc.	15,600	243
			234,928
Telecommunication Services (1.2%)
*	Syniverse Holdings Inc.	1,166,403	20,412
*	Cincinnati Bell Inc.	3,873,500	13,557
	Windstream Corp.	306,200	3,102
	NTELOS Holdings Corp.	152,027	2,685
	USA Mobility Inc.	105,215	1,355
*	Premiere Global
	Services Inc.	148,562	1,235
	Consolidated
	Communications
	Holdings Inc.	34,800	557
*	Centennial
	Communications Corp.	69,400	554
*	iPCS Inc.	14,100	245
*	Neutral Tandem Inc.	9,300	212
			43,914
Utilities (4.9%)
*	NRG Energy Inc.	1,337,100	37,693
	CMS Energy Corp.	2,023,269	27,112
	Centerpoint Energy Inc.	2,014,308	25,038
	SCANA Corp.	488,356	17,044
*	Mirant Corp.	793,452	13,036
	Atmos Energy Corp.	355,211	10,010
	UGI Corp.	236,700	5,932
	DPL Inc.	174,900	4,565
	NSTAR	136,155	4,332
	IDACORP Inc.	144,444	4,159
	AGL Resources Inc.	114,790	4,049
	NorthWestern Corp.	133,497	3,261
	Avista Corp.	151,929	3,072
	WGL Holdings Inc.	82,603	2,737
	NiSource Inc.	131,300	1,824
	PNM Resources Inc.	151,735	1,772
	Vectren Corp.	76,367	1,759
	Unisource Energy Corp.	31,800	978
	Southwest Gas Corp.	37,400	957
	New Jersey Resources Corp.	22,000	799
	CH Energy Group Inc.	13,300	589
*	El Paso Electric Co.	29,100	514
	South Jersey Industries Inc.	13,890	490

19

	Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Central Vermont Public
	Service Corp.	6,900	133
	Chesapeake Utilities Corp.	3,800	118
			171,973
	Total Common Stocks
	(Cost $3,292,283)		3,530,407
Temporary Cash Investments (1.2%)[1]
	Money Market Fund (1.0%)
2,3	Vanguard Market Liquidity
	Fund, 0.267%	36,073,853	36,074

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
4,5	Freddie Mac Discount Notes,
	0.351% 11/23/09	2,000	2,000
4,5	Freddie Mac Discount Notes,
	0.260% 2/22/10	4,000	3,997
			5,997
Total Temporary Cash Investments
	(Cost $42,069)		42,071
	Total Investments (100.7%)
	(Cost $3,334,352)		3,572,478
Other Assets and Liabilities (–0.7%)
	Other Assets		90,425
	Liabilities[3]		(114,169)
			(23,744)
	Net Assets (100%)
Applicable to 244,480,810 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,548,734
	Net Asset Value Per Share		$14.52

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	5,233,220
Undistributed Net Investment Income	17,851
Accumulated Net Realized Losses	(1,940,388)
Unrealized Appreciation (Depreciation)
Investment Securities	238,126
Futures Contracts	(75)
Net Assets	3,548,734

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $14,307,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.7%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $14,993,000 of collateral received for securities on loan.

4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government. 5 Securities with a value of $5,997,000 have been segregated as initial margin for open futures contracts.

REIT–Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends[1]	50,755
Interest[1]	4,778
Security Lending	1,706
Total Income	57,239
Expenses
The Vanguard Group—Note B
Investment Advisory Services	683
Management and Administrative	7,436
Marketing and Distribution	1,026
Custodian Fees	99
Auditing Fees	24
Shareholders’ Reports and Proxies	373
Trustees’ Fees and Expenses	8
Total Expenses	9,649
Net Investment Income	47,590
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,457,352)
Futures Contracts	(112,066)
Realized Net Gain (Loss)	(1,569,418)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	921,718
Futures Contracts	821
Change in Unrealized Appreciation (Depreciation)	922,539
Net Increase (Decrease) in Net Assets Resulting from Operations	(599,289)

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $619,000, and ($21,261,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,590	65,953
Realized Net Gain (Loss)	(1,569,418)	(331,389)
Change in Unrealized Appreciation (Depreciation)	922,539	(1,492,805)
Net Increase (Decrease) in Net Assets Resulting from Operations	(599,289)	(1,758,241)
Distributions
Net Investment Income	(67,840)	(69,137)
Realized Capital Gain[1]	—	(700,017)
Total Distributions	(67,840)	(769,154)
Capital Share Transactions
Issued	436,608	774,976
Issued in Lieu of Cash Distributions	63,748	726,971
Redeemed	(1,106,155)	(1,851,818)
Net Increase (Decrease) from Capital Share Transactions	(605,799)	(349,871)
Total Increase (Decrease)	(1,272,928)	(2,877,266)
Net Assets
Beginning of Period	4,821,662	7,698,928
End of Period[2]	3,548,734	4,821,662

1 Includes fiscal 2008 short-term gain distributions totaling $83,541,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $17,851,000 and $38,101,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Strategic Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.42	$24.94	$23.07	$23.28	$19.70
Investment Operations
Net Investment Income	.184	.240	.270	.270	.190
Net Realized and Unrealized Gain (Loss)
on Investments	(1.843)	(6.090)	2.840	1.170	4.490
Total from Investment Operations	(1.659)	(5.850)	3.110	1.440	4.680
Distributions
Dividends from Net Investment Income	(.241)	(.240)	(.260)	(.210)	(.140)
Distributions from Realized Capital Gains	—	(2.430)	(.980)	(1.440)	(.960)
Total Distributions	(.241)	(2.670)	(1.240)	(1.650)	(1.100)
Net Asset Value, End of Period	$14.52	$16.42	$24.94	$23.07	$23.28

Total Return[1]	–9.66%	–25.37%	13.76%	6.49%	24.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,549	$4,822	$7,699	$6,755	$5,183
Ratio of Total Expenses to
Average Net Assets	0.30%	0.25%	0.30%	0.35%	0.40%
Ratio of Net Investment Income to
Average Net Assets	1.47%	1.09%	1.03%	1.18%	0.99%
Portfolio Turnover Rate	60%	79%	75%	80%	75%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

24

Strategic Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $755,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,530,407	—	—
Temporary Cash Investments	36,074	5,997	—
Futures Contracts—Assets[1]	518	—	—
Futures Contracts—Liabilities[1]	(714)	—	—
Total	3,566,285	5,997	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	December 2009	176	10,613	(146)
S&P MidCap 400 Index	December 2009	13	4,480	43
E-mini S&P MidCap Index	December 2009	30	2,068	28

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

25

Strategic Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2009, the fund had $27,713,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $755,793,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $1,184,670,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $3,334,352,000. Net unrealized appreciation of investment securities for tax purposes was $238,126,000, consisting of unrealized gains of $483,855,000 on securities that had risen in value since their purchase and $245,729,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2009, the fund purchased $1,932,454,000 of investment securities and sold $2,653,609,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	37,584	39,124
Issued in Lieu of Cash Distributions	5,712	36,367
Redeemed	(92,503)	(90,470)
Net Increase (Decrease) in Shares Outstanding	(49,207)	(14,979)

H. The fund invested in a company that was considered to be an affiliated company of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Sept. 30, 2008		Proceeds from		Sept. 30, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
TBS International Ltd.	NA1	2,487	13,742	—	—
1 Not applicable—At September 30, 2008, the issuer was not an affiliated company of the fund.

I. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 10, 2009

Special 2009 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $57,847,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 88.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund[1]
Periods Ended September 30, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–9.66%	0.31%	5.69%
Returns After Taxes on Distributions	–10.00	–0.81	4.27
Returns After Taxes on Distributions and Sale of Fund Shares	–6.08	0.26	4.45
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,426.33	$1.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.61	1.47

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1140 112009

Vanguard Capital Opportunity Fund
Annual Report

September 30, 2009

> Vanguard Capital Opportunity Fund returned more than 4% for the 2009 fiscal year, while its comparative standards sustained losses.

> Information technology, the fund’s largest sector, contributed the most to its success.

> For the decade ended September 30, 2009, the fund earned an average annual return of more than 8%, far outpacing the comparable return of its benchmark and the average result for peer funds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	8
Results of Proxy Voting	13
Fund Profile	14
Performance Summary	15
Financial Statements	17
Your Fund’s After-Tax Returns	29
About Your Fund’s Expenses	30
Glossary	32

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
			Ticker	Total
			Symbol	Returns
Vanguard Capital Opportunity Fund
Investor Shares			VHCOX	4.41%
Admiral™ Shares[1]			VHCAX	4.52
Russell Midcap Growth Index				–0.40
Multi-Cap Growth Funds Average[2]				–3.19

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$29.41	$27.71	$0.114	$2.062
Admiral Shares	68.00	64.04	0.339	4.761

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

The 12 months ended September 30 spanned two strikingly different half-years. Stocks continued to fall steeply and broadly during the first half, then dramatically turned around in March as investors became more confident about credit markets and the economy. After losing almost one-quarter of its value in the first half, Vanguard Capital Opportunity Fund posted returns of 4.41% for Investor Shares and 4.52% for Admiral Shares for the full fiscal year, more than 7 percentage points ahead of the average return of multi-capitalization growth funds.

Amid the market’s remarkable inconsistency, the strategy followed by PRIMECAP Management Company, the fund’s advisor, was remarkably consistent—staying the course and sparing investors the worst of the downturn, then participating in the recovery. An outsized commitment to, and astute stock selection within, information technology contributed significantly to the fund’s absolute and relative success.

It’s worth noting that, even though the fund’s share price dropped $1.70 for the full year, at the end of the period you owned about 1.1 shares for each share you owned at the start of the year (assuming reinvestment of the December dividend and capital gain distributions, and no sales)—resulting in a positive total return.

2

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008,

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

3

as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Multi-Cap
	Investor	Admiral	Growth Fund
	Shares	Shares	Average
Capital Opportunity Fund	0.52%	0.43%	1.41%

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Rewarding stock selection in most sectors

PRIMECAP seeks to identify companies that appear out of favor and are expected to outperform the market over an investment horizon of about three to five years. Over the years, this strategy has produced a portfolio (concentrated in slightly more than 100 stocks) whose composition and

1 The fund expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the fund’s expense ratios were 0.50% for Investor Shares and 0.41% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

performance differ—sometimes significantly—from those of its benchmark index and peers. For example, the benchmark Russell Midcap Growth Index consists of about 500 stocks and has a median market capitalization considerably smaller than that of the Capital Opportunity Fund—which also invests in large-cap companies.

In recent years, the advisor has built up sizable stakes in information technology and health care, two research-and-development-intensive sectors that are expected to benefit from global growth in electronics and the aging baby boomers’ increasing demand for medical care and prescription medications. IT and health care stocks continued to represent about two-thirds of the fund’s assets, on average, in the fiscal year (approximately double the weighting in the benchmark index). The heavy commitment to tech stocks was a key driver of the fund’s success during the year, but health care stocks lagged.

Tech stocks were a consistent strength for the fund—relatively resilient during the downturn, and robust during the rally. Among the standout contributors for the year were several semiconductor makers—including top-ten holding ASML Holding, a Netherlands-based supplier of lithography systems used in microchip manufacturing. Other notable performers were Rovi (formerly Macrovision, a provider of digital entertainment discovery solutions), Google, and Citrix Systems (a developer and marketer of computer applications delivery and sharing solutions).

Total Returns
Ten Years Ended September 30, 2009
Average
Annual Return
Capital Opportunity Fund Investor Shares	8.41%
Russell Midcap Growth Index	2.18
Multi-Cap Growth Funds Average[1]	–1.11

1 Derived from data provided by Lipper Inc.

5

In contrast, the health care sector—which held up relatively well during the market’s steep drop—ended the year with a modest decline, partly reflecting uncertainty surrounding the ongoing debate over health care reform and the movement toward generic drugs. Amgen and Biogen Idec, two top-ten biotechnology holdings, eked out modest gains for the year. However, major pharmaceutical maker Eli Lilly (also a top-ten holding) and medical-device maker Medtronic sustained double-digit losses. The fund’s standout performer was Dendreon (up almost 400%), which reported success with clinical trials of a prostate cancer treatment.

The fund’s third-largest sector, consumer discretionary, became a bright spot when consumer confidence turned the corner. After losing more than one-fifth of its value in the first half of the fiscal year, the sector’s strong second-half comeback led to a double-digit 12-month gain. Satellite television provider DIRECTV Group (a top-ten holding), off-price apparel retailer The TJX Companies, and CarMax were among the leading contributors.

This letter would not be complete without mentioning Monsanto, the fund’s largest holding (both during the year and at September 30). Monsanto was a standout performer in fiscal years 2007 and 2008—rising with soaring demand for genetically engineered seeds. The company struggled last year, however, as farmers reduced their crop plantings in the face of falling corn, soybean, and wheat prices.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

Ten-year record topped benchmark and peers

PRIMECAP Management Company, which has managed the fund since 1998, has distinguished itself by not wavering from its disciplined, focused, and patient investment philosophy. The advisor’s low-turnover, research-intensive approach to identifying underappreciated growth companies has generated impressive long-term results for shareholders.

For the ten years ended September 30, 2009, the Investor Shares of Capital Opportunity Fund posted an average annual return of 8.41%, more than 9 percentage points above the average return of competing multi-cap growth funds and more than 6 percentage points above the result for the benchmark.

Old-fashioned precepts still work in today’s markets

Stocks have taken investors on a roller-coaster ride over the last two years. After soaring to record highs in October 2007, the U.S. stock market in 2008 suffered its worst calendar year since the 1930s before turning around this past spring. Investors were given a strong dose of reality—not only by the volatile stock market but also by the demise of some major financial institutions and the persistence of the longest recession in seven decades.

6

Now that the markets and the economy have pulled back from the brink, it’s a good opportunity for you to reevaluate your long-term investment objectives, time frame, and risk tolerance, and to make sure your investment plan is still appropriate. Remember that patience is often rewarded: Many investors who did not panic and sell out as stocks sank have recovered a substantial share of their paper losses.

The old-fashioned principles of discipline, patience, and a long-term view have been key to the growth-oriented investment strategy of Capital Opportunity Fund’s advisor—and to the fund’s success. The fund’s low costs help shareholders keep more of the returns, a benefit that can compound over time and help the fund play a valuable role within a diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 16, 2009

7

Advisor’s Report

For the fiscal year ended September 30, Vanguard Capital Opportunity Fund returned 4.41% for Investor Shares and 4.52% for Admiral Shares. In contrast, both the Russell Midcap Growth Index (–0.40%) and the average return of multi-cap growth fund competitors (–3.19%) ended the year in negative territory. Our significantly overweighted position in, and favorable stock selection within, information technology—the fund’s largest sector—contributed notably to the fund’s success.

Investment environment

The turmoil in the financial markets that began in the summer of 2007 intensified last fall following the failure of Lehman Brothers and the government rescue of AIG. The capital markets were effectively frozen, with the exception of government-guaranteed programs, through the early months of 2009 because of concerns about the solvency of major financial institutions, widening credit spreads, and uncertainty about the valuation of financial assets. The resulting lack of availability of credit as well as general fears of a further collapse of the financial system contributed to a dramatic decline in economic activity.

In an effort to restore confidence and trust in the financial markets, the U.S. government initiated massive fiscal and monetary stimulus programs along with numerous facilities to guarantee investments in commercial paper, bank debt, and other securities. These actions began to take hold and investor sentiment began to improve in March. This turnaround was evident not only in the dramatic stock market rally that ensued—which was led by lower-quality, higher-risk stocks—but also in the return of investors’ appetite for risk in the bond markets. Credit spreads above the yields on U.S. Treasury bonds began falling to more normal levels, leading to strong performance for corporate bonds—especially high-yield bonds—at the expense of Treasuries.

Despite improvement in the short-term funding markets, access to credit has remained difficult for many consumers and businesses. Banks and other financial institutions continued to experience mounting credit losses from loans and securities that were originated during an extended period of underpriced risk and excessive leverage. For example, the Federal Deposit Insurance Corporation’s list of problem banks rose above 400 at the end of June, the highest number since 1994.

There are, however, encouraging signs that the economy is emerging from recession: Real gross domestic product (GDP) has been shrinking at a slower rate. (On October 29, the preliminary report for third-quarter GDP showed growth for the first time in more than a year.) Still, unemployment and home foreclosures have continued to rise, and consumer and business spending has remained weak.

From its peak in October 2007 through March 2009, the S&P 500 experienced the largest market decline since the Great Depression, a reflection of investors’ anxiety about the failing global economy. Since early March, however, the S&P 500 has rebounded sharply on signs that the

8

financial markets are stabilizing and that the decline in economic activity has slowed. As a result of the market’s dramatic rally, we believe that equity investment opportunities are no longer as compelling as they were earlier this year, but we continue to find promising stocks into which we can deploy capital.

Management of the fund

We have not wavered in our investment objective or strategy throughout the large swings in the stock market over the past 18 months: We seek to find companies whose long-term fundamentals will, in our estimation, evolve significantly better than current valuation suggests. We rely on rigorous fundamental research and meet not only with company management but also with competitors, suppliers, and customers to help identify potential opportunities and to reassess our conviction in our holdings. And we invest with a long-term perspective, in the expectation that over a three- to five-year horizon, our selections will outperform the market.

In the past few years, we have established significant investments in technology and health care stocks. Together, these two sectors represented almost two-thirds of the fund’s assets, on average, during the year, almost twice the weighting in the benchmark index.

In technology, we are particularly enthusiastic about the growth opportunities represented by trends in mobile broadband communications. The global population of broadband users continues to grow; at the same time, the mix of users continues to shift to mobile devices from fixed-line equipment. Traffic growth is accelerated further by the increased demand for data transmission in addition to voice. The world’s developing countries are expected to continue to adopt broadband and to become more reliant on mobile devices such as smart phones and netbook computers.

The fund has invested in several companies that should benefit from the anticipated growth in broadband usage as well as the growth in software applications, e-commerce, and other activities that should result from this broad shift in the behavior of consumers and businesses throughout the world. Research in Motion and Brocade Communications Systems are expected to benefit from the growth in mobile devices, networks, and communications infrastructure. Google and Amazon.com are well positioned in Internet advertising and e-commerce, respectively, two areas that are expected to experience rapid growth with more mobile broadband subscribers and expanded usage of the Internet. Adobe Systems, Microsoft, Trimble Navigation, and EMC provide many of the software applications and data storage systems needed to support the increased Internet activity enabled by mobile broadband. During the year, we took some profits and reduced our holdings in some of these companies—notably Brocade Communications Systems—and we opportunistically increased our stake in some of the others, including Adobe Systems.

9

For the year, the technology sector—which represented almost 40% of fund assets, on average, during the fiscal year—was the leading contributor to the fund’s absolute and relative performance. Semiconductor firms ASML Holding, Cree, and FormFactor were among our most successful holdings. Chipmakers tend to lead the way during economic upturns, and this year was no exception: These firms delivered modest positive returns while the broad market declined during the first six months, and they enjoyed even stronger gains in the second half of the fiscal year.

In the health care sector, our investment thesis is based on global demographic trends and a belief in the power of science. The demand for health care will continue to grow, given the growth in worldwide population, increasing life expectancy, and the rapid increase in income in developing countries such as China and India. At the same time, scientific developments such as the sequencing of the human genome earlier this decade are expected to lead to the development of new drugs, medical devices, and other treatments. We are particularly excited about the potential for more customized treatments for diseases and other ailments.

Consistent with these themes, three of the fund’s ten largest holdings at September 30, 2009, were pharmaceutical firms Eli Lilly, Amgen, and Novartis. Among these three, only Amgen (+2%) posted a positive total return for the fiscal year. Amgen has been awaiting Food and Drug

Administration (FDA) approval of a biologics license application for Denosumab, a new treatment for osteoporosis and certain forms of cancer. (On October 19, the FDA requested additional information from Amgen, postponing a final approval decision.) Unlike some other major drug makers, Amgen does not face the expiration of major patents and we believe the company has a solid pipeline of future drugs that may be brought to market.

Eli Lilly (–21%) does face patent expirations and has suffered setbacks with two drugs in late-stage clinical trials this year. In July, the FDA gave final approval to Eli Lilly’s blood thinner Prasugrel (which will be marketed in the United States as Effient), but the drug’s rollout has been slower than anticipated. We believe that these challenges are fully reflected in Eli Lilly’s stock price; the stock trades at less than eight times earnings. We remain optimistic about the company’s long-term prospects. For example, significant resources are being invested in research and development of protein inhibitors that may prove successful in treating Alzheimer’s disease.

Overall, the health care sector weighed on the fund’s performance for the year, especially in the second half. Both Eli Lilly and medical-device maker Medtronic (–25%) were among the notable detractors. Medtronic’s valuation fell to its lowest level in about two decades—in part because of integration issues related to the company’s November 2007 acquisition of Kyphon, which specialized

10

in spinal treatments. Spinal therapies are among the fastest-growing areas in orthopedics. We believe Medtronic is well-positioned there, and in solutions for cardiac rhythm management, diabetes, and neurological diseases, and we took advantage of weakness in the company’s stock price to add to our position.

We had mixed results in two sectors that are more sensitive to economic cycles: success in consumer discretionary but disappointment in industrials. Some of the best contributors were: The TJX Companies (+24%), owners of off-price retailers T.J. Maxx and Marshalls; CarMax (+49%), which has gained market share, benefiting from used-car demand and the fragmented nature of the dealer network; and Bed Bath & Beyond (+20%). We modestly increased our holdings in Bed Bath & Beyond—which we regard as well managed and well capitalized—when inventory liquidation by a bankrupt competitor created a buying opportunity for us.

In industrials, our top-ten holding FedEx (–4%), plus Southwest Airlines (–34%) and American Airlines’ parent AMR (–19%), faced weak demand amid the sluggish economy. We added to our holdings of all three companies based on the strength of their brands, with Southwest Airlines being one of our largest purchases.

In the materials sector, after major gains in fiscal years 2007 and 2008, Monsanto struggled. Year-over-year, our stake in Monsanto increased modestly—although we selectively sold shares during the year—and it remains the fund’s largest holding. We anticipate strong demand for the company’s next generation of genetically modified corn and soybean seeds. And we continue to underweight the financial sector overall as we remain concerned about the deleveraging process throughout the financial system, the ongoing credit issues faced by many financial institutions, and the prospect of tighter regulation and oversight.

Outlook

Looking beyond the collective sigh of relief that the economy and credit markets appear to have averted disaster, it is difficult to predict the future course of the economy and the markets. Although we do not know whether the economic recovery will be U-shaped, W-shaped, or otherwise, we expect the economy will begin to grow modestly in what is likely to be the most notably jobless recovery in generations. On balance, our outlook for the rest of 2009 and into 2010 remains uncertain but cautiously optimistic.

We see two potential areas of concern stemming from the fiscal and monetary policy actions undertaken to avert disaster: inflation risk and the unintended consequences of the increased government involvement in the private sector. While near-term inflation appears not to be a threat, the longer-term effects of the massive economic stimulus could portend future price pressure and continued weakness in the U.S. dollar.

11

We are also concerned about the government’s significantly expanded role in owning and/or overseeing financial institutions and private industry (for example, the auto industry), and the potential impact of this involvement on entrepreneurship and productivity growth in the future. We believe that, over time, scarce economic resources such as capital and labor are better allocated by free markets than by regulations and other government involvement.

Although the outcome of the ongoing debate over health care reform remains unknown, the outline of a possible consensus has been emerging recently. It appears that final legislation will not be as sweeping as initially anticipated, and that price controls are unlikely—at least in the near future. Our biotech holdings are intrinsically less vulnerable to health care reform, and it is possible that pharmaceutical companies could benefit as several million uninsured Americans gain access to health insurance.

As has been the case for several years, we remain enthusiastic about our holdings and their potential to deliver superior performance going forward.

Theo A. Kolokotrones		Howard B. Schow
Portfolio Manager		Portfolio Manager
David H. Van Slooten
Portfolio Manager
Joel P. Fried		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager

PRIMECAP Management Company
October 30, 2009

12

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	517,264,433	14,297,196	97.3%
Charles D. Ellis	501,913,782	29,647,847	94.4%
Emerson U. Fullwood	507,851,847	23,709,782	95.5%
Rajiv L. Gupta	515,891,359	15,670,270	97.1%
Amy Gutmann	517,356,594	14,205,035	97.3%
JoAnn Heffernan Heisen	516,532,227	15,029,403	97.2%
F. William McNabb III	516,660,098	14,901,531	97.2%
André F. Perold	507,715,282	23,846,348	95.5%
Alfred M. Rankin, Jr.	516,327,018	15,234,611	97.1%
Peter F. Volanakis	516,503,576	15,058,053	97.2%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
	For	Abstain	Against	Non-Votes	For
Capital Opportunity Fund
2a	129,735,970	3,102,998	3,854,091	5,312,491	91.4%
2b	129,272,744	3,479,454	3,940,862	5,312,490	91.0%
2c	127,960,367	3,356,007	5,376,686	5,312,490	90.1%
2d	128,482,736	3,447,317	4,763,006	5,312,491	90.5%
2e	129,316,497	3,250,837	4,125,724	5,312,491	91.1%
2f	129,116,664	3,280,675	4,295,721	5,312,490	90.9%
2g	130,458,646	3,181,999	3,052,414	5,312,490	91.9%

13

Capital Opportunity Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	109	491	4,324
Median Market Cap	$13.5B	$5.5B	$29.0B
Price/Earnings Ratio	83.7x	43.0x	27.9x
Price/Book Ratio	2.6x	3.2x	2.1x
Yield[3]		1.1%	1.9%
Investor Shares	0.4%
Admiral Shares	0.4%
Return on Equity	16.0%	19.5%	19.1%
Earnings Growth Rate	17.4%	14.6%	9.6%
Foreign Holdings	12.5%	0.0%	0.0%
Turnover Rate	12%	—	—
Expense Ratio[4]		—	—
Investor Shares	0.52%
Admiral Shares	0.43%
Short-Term Reserves	4.7%	—	—

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15.0%	17.9%	10.1%
Consumer Staples	0.0	7.3	9.9
Energy	5.4	5.5	11.0
Financials	0.3	8.9	16.7
Health Care	25.1	13.6	12.9
Industrials	10.5	14.9	10.6
Information Technology	38.7	22.8	18.2
Materials	4.3	4.9	3.9
Telecommunication
Services	0.4	1.1	2.9
Utilities	0.3	3.1	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.91
Beta	0.91	1.05

Ten Largest Holdings[6] (% of total net assets)

Monsanto Co.	fertilizers and
	agricultural
	chemicals	4.1%
Research In Motion Ltd.	communications
	equipment	4.0
Amgen Inc.	biotechnology	3.5
ASML Holding NV	semiconductor
	equipment	3.5
FedEx Corp.	air freight and
	logistics	3.3
Eli Lilly & Co.	pharmaceuticals	3.3
Biogen Idec Inc.	biotechnology	3.0
DIRECTV Group Inc.	cable and satellite	2.7
TJX Cos. Inc.	apparel retail	2.5
Novartis AG ADR	pharmaceuticals	2.4
Top Ten		32.3%

Investment Focus

1 Russell Midcap Growth Index.

2 Dow Jones U.S. Total Stock Market Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 The expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratios were 0.50% for Investor Shares and 0.41% for Admiral Shares.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 The holdings listed exclude any temporary cash investments and equity index products.

14

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1999–September 30, 2009
Initial Investment of $25,000

		Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009			of a $25,000
	One Year	Five Years	Ten Years	Investment
Capital Opportunity Fund Investor Shares[1,2]	4.41%	5.76%	8.41%	$56,059
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	0.94	27,446
Russell Midcap Growth Index	–0.40	3.75	2.18	31,018
Multi-Cap Growth Funds Average[3]	–3.19	2.04	–1.11	22,355

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Capital Opportunity Fund Admiral Shares[1]	4.52%	5.86%	6.84%	$168,400
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	2.56	122,019
Russell Midcap Growth Index	–0.40	3.75	4.01	136,288

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 3 Derived from data provided by Lipper Inc.

4 Performance for the fund’s Admiral Shares and comparative standards is calculated since the fund’s Admiral Shares’ inception: November 12, 2001.

Note: See Financial Highlights tables for dividend and capital gains information.

15

Capital Opportunity Fund

Fiscal Year Total Returns (%): September 30, 1999–September 30, 2009

Note: See Financial Highlights tables for dividend and capital gains information.

16

Capital Opportunity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.3%)
Consumer Discretionary (14.3%)
*,^	DIRECTV Group Inc.	7,605,935	209,772
	TJX Cos. Inc.	5,252,400	195,127
*	Bed Bath & Beyond Inc.	3,383,400	127,013
*	CarMax Inc.	4,812,800	100,588
*,^,1	Dress Barn Inc.	4,851,500	86,987
	Whirlpool Corp.	1,191,100	83,329
	Men’s Wearhouse Inc.	2,500,000	61,750
	Nordstrom Inc.	1,425,000	43,519
	Best Buy Co. Inc.	850,000	31,892
*	99 Cents Only Stores	2,200,000	29,590
	Lowe’s Cos. Inc.	1,411,400	29,555
*	O’Reilly Automotive Inc.	800,000	28,912
*	Chico’s FAS Inc.	2,000,000	26,000
*	Amazon.com Inc.	260,300	24,302
	Gentex Corp.	1,501,100	21,241
*	Quiksilver Inc.	5,796,500	15,940
	Abercrombie & Fitch Co.	200,000	6,576
1	Strattec Security Corp.	217,000	3,094
			1,125,187
Energy (5.1%)
	Murphy Oil Corp.	2,000,000	115,140
	Noble Energy Inc.	971,800	64,100
	Arch Coal Inc.	2,150,000	47,580
*	National Oilwell Varco Inc.	1,050,000	45,287
*	Oceaneering
	International Inc.	600,000	34,050
*	Plains Exploration &
	Production Co.	1,166,500	32,265
	ConocoPhillips	400,000	18,064
*	Exterran Holdings Inc.	594,400	14,111
*	Pride International Inc.	392,000	11,932
	Cabot Oil & Gas Corp.	273,000	9,760
*	Transocean Ltd.	100,000	8,553
*	Seahawk Drilling Inc.	26,933	837
			401,679

			Market
			Value•
		Shares	($000)
Financials (0.3%)
	Chubb Corp.	390,000	19,660

Health Care (24.0%)
*	Amgen Inc.	4,564,700	274,932
	Eli Lilly & Co.	7,754,700	256,138
*	Biogen Idec Inc.	4,632,531	234,035
	Novartis AG ADR	3,785,000	190,688
	Medtronic Inc.	5,151,800	189,586
	Roche Holdings AG	1,019,000	164,761
*	Boston Scientific Corp.	10,310,500	109,188
*	Dendreon Corp.	3,414,000	95,558
*	BioMarin
	Pharmaceutical Inc.	4,969,100	89,841
*	Life Technologies Corp.	1,924,445	89,583
*	Millipore Corp.	1,011,500	71,139
*	Cerner Corp.	450,000	33,660
*	Charles River
	Laboratories
	International Inc.	606,722	22,437
*	Edwards Lifesciences Corp.	300,000	20,973
*	Illumina Inc.	457,000	19,422
*	Affymetrix Inc.	1,425,500	12,516
*	Waters Corp.	80,000	4,469
*	Pharmacyclics Inc.	728,962	1,429
			1,880,355
Industrials (10.1%)
	FedEx Corp.	3,426,750	257,760
*,1	Thomas & Betts Corp.	3,311,000	99,595
	Southwest Airlines Co.	9,919,100	95,223
*	AMR Corp.	8,914,500	70,870
	Rockwell
	Automation Inc.	1,650,000	70,290
*	McDermott
	International Inc.	2,750,000	69,492
	Pall Corp.	1,400,000	45,192
*	JetBlue Airways Corp.	4,641,050	27,753

17

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
	Union Pacific Corp.	250,000	14,588
	Expeditors International
	of Washington Inc.	390,000	13,709
	CH Robinson
	Worldwide Inc.	222,000	12,821
	Chicago Bridge &
	Iron Co. NV	568,930	10,628
*	US Airways Group Inc.	57,000	268
			788,189
Information Technology (36.8%)
*	Research In Motion Ltd.	4,679,600	316,107
	ASML Holding NV	9,295,933	274,881
*	Google Inc. Class A	374,250	185,572
*	Symantec Corp.	10,379,600	170,952
*	Cree Inc.	4,263,900	156,698
*	NVIDIA Corp.	10,407,650	156,427
	Corning Inc.	10,132,400	155,127
*,1	FormFactor Inc.	5,983,300	143,121
	Altera Corp.	6,272,700	128,653
	Microsoft Corp.	3,865,000	100,065
*	Rambus Inc.	5,235,000	91,089
*	Adobe Systems Inc.	2,265,000	74,836
*	Citrix Systems Inc.	1,750,000	68,652
*	Trimble Navigation Ltd.	2,818,200	67,383
	Texas Instruments Inc.	2,691,600	63,764
*	NeuStar Inc. Class A	2,631,000	59,461
	Hewlett-Packard Co.	1,250,000	59,012
	Intersil Corp. Class A	3,644,700	55,800
*	SanDisk Corp.	2,543,262	55,189
*	Flextronics
	International Ltd.	7,025,000	52,406
*	EMC Corp.	2,825,000	48,138
*	eBay Inc.	2,000,000	47,220
*	Micron Technology Inc.	5,550,000	45,510
	Motorola Inc.	4,800,000	41,232
*	Avocent Corp.	1,984,500	40,226
	Plantronics Inc.	1,150,000	30,832
*	Rovi Corp.	800,000	26,880
*	Electronic Arts Inc.	1,315,000	25,051
*,1	Descartes Systems
	Group Inc.	4,645,000	24,851
*	Comverse
	Technology Inc.	1,660,000	14,550
*	Akamai Technologies Inc.	732,900	14,423
*	Intuit Inc.	470,000	13,395
*	Brocade Communications
	Systems Inc.	1,350,000	10,611
	Xilinx Inc.	430,000	10,071
*	Entegris Inc.	2,019,231	9,995
*	Ciena Corp.	607,142	9,884
*	Cymer Inc.	250,000	9,715

			Market
			Value•
		Shares	($000)
*	FEI Co.	320,000	7,888
*	Nuance
	Communications Inc.	425,000	6,358
	QUALCOMM Inc.	138,000	6,207
*	THQ Inc.	500,000	3,420
	Jabil Circuit Inc.	220,000	2,950
*	Apple Inc.	12,000	2,224
*	Avid Technology Inc.	45,000	634
			2,887,460
	Materials (4.1%)
	Monsanto Co.	4,186,386	324,026

Telecommunication Services (0.4%)
*	Sprint Nextel Corp.	7,814,700	30,868

	Utilities (0.2%)
*	AES Corp.	1,322,000	19,592
	Total Common Stocks
	(Cost $6,016,764)		7,477,016
Temporary Cash Investment (5.6%)
	Money Market Fund (5.6%)
2,3	Vanguard Market
	Liquidity Fund, 0.267%
	(Cost $437,177)	437,176,963	437,177
	Total Investments (100.9%)
	(Cost $6,453,941)		7,914,193
Other Assets and Liabilities (–0.9%)
	Other Assets		21,182
	Liabilities[3]		(94,129)
			(72,947)
	Net Assets (100%)		7,841,246

18

Capital Opportunity Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,735,946
Undistributed Net Investment Income	11,392
Accumulated Net Realized Losses	(366,338)
Unrealized Appreciation (Depreciation)
Investment Securities	1,460,252
Foreign Currencies	(6)
Net Assets	7,841,246

Investor Shares—Net Assets
Applicable to 140,830,198 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,902,980
Net Asset Value Per Share—
Investor Shares	$27.71

Admiral Shares—Net Assets
Applicable to 61,498,855 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,938,266
Net Asset Value Per Share—
Admiral Shares	$64.04

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $62,786,000.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $66,022,000 of collateral received for securities on loan. ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends[1,2]	58,929
Interest[2]	1,795
Security Lending	1,129
Total Income	61,853
Expenses
Investment Advisory Fees—Note B	16,194
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,348
Management and Administrative—Admiral Shares	3,693
Marketing and Distribution—Investor Shares	756
Marketing and Distribution—Admiral Shares	732
Custodian Fees	100
Auditing Fees	22
Shareholders’ Reports and Proxies—Investor Shares	166
Shareholders’ Reports and Proxies—Admiral Shares	52
Trustees’ Fees and Expenses	11
Total Expenses	28,074
Net Investment Income	33,779
Realized Net Gain (Loss)
Investment Securities Sold[2]	(367,929)
Foreign Currencies	(41)
Realized Net Gain (Loss)	(367,970)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	584,449
Foreign Currencies	33
Change in Unrealized Appreciation (Depreciation)	584,482
Net Increase (Decrease) in Net Assets Resulting from Operations	250,291

1 Dividends are net of foreign withholding taxes of $1,755,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $752,000, $1,795,000, and ($104,870,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,779	66,358
Realized Net Gain (Loss)	(367,970)	593,669
Change in Unrealized Appreciation (Depreciation)	584,482	(3,126,009)
Net Increase (Decrease) in Net Assets Resulting from Operations	250,291	(2,465,982)
Distributions
Net Investment Income
Investor Shares	(14,339)	(26,947)
Admiral Shares	(18,037)	(29,293)
Realized Capital Gain[1]
Investor Shares	(259,376)	(425,472)
Admiral Shares	(253,317)	(403,705)
Total Distributions	(545,069)	(885,417)
Capital Share Transactions
Investor Shares	207,062	150,506
Admiral Shares	291,065	663,727
Net Increase (Decrease) from Capital Share Transactions	498,127	814,233
Total Increase (Decrease)	203,349	(2,537,166)
Net Assets
Beginning of Period	7,637,897	10,175,063
End of Period[2]	7,841,246	7,637,897

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $23,367,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $11,392,000 and $10,030,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Capital Opportunity Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$29.41	$42.70	$36.11	$31.92	$27.24
Investment Operations
Net Investment Income	.121	.254[1]	.070	.053	.090
Net Realized and Unrealized Gain (Loss)
on Investments	.355	(9.884)	8.447	4.421	4.731
Total from Investment Operations	.476	(9.630)	8.517	4.474	4.821
Distributions
Dividends from Net Investment Income	(.114)	(.218)	(.070)	(.055)	(.070)
Distributions from Realized Capital Gains	(2.062)	(3.442)	(1.857)	(.229)	(.071)
Total Distributions	(2.176)	(3.660)	(1.927)	(.284)	(.141)
Net Asset Value, End of Period	$27.71	$29.41	$42.70	$36.11	$31.92

Total Return[2]	4.41%	–24.13%	24.35%	14.10%	17.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,903	$3,851	$5,415	$5,051	$5,231
Ratio of Total Expenses to
Average Net Assets	0.50%	0.45%	0.45%	0.49%	0.51%
Ratio of Net Investment Income to
Average Net Assets	0.50%	0.67%[1]	0.18%	0.15%	0.33%
Portfolio Turnover Rate	12%	13%	14%	11%	12%

1 Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.

2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, nor do they include the 1% fee previously assessed on redemptions of shares held for less than five years, or the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Capital Opportunity Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$68.00	$98.71	$83.49	$73.77	$62.96
Investment Operations
Net Investment Income	.329	.664[1]	.240	.198	.291
Net Realized and Unrealized Gain (Loss)
on Investments	.811	(22.845)	19.508	10.229	10.911
Total from Investment Operations	1.140	(22.181)	19.748	10.427	11.202
Distributions
Dividends from Net Investment Income	(.339)	(.577)	(.238)	(.178)	(.228)
Distributions from Realized Capital Gains	(4.761)	(7.952)	(4.290)	(.529)	(.164)
Total Distributions	(5.100)	(8.529)	(4.528)	(.707)	(.392)
Net Asset Value, End of Period	$64.04	$68.00	$98.71	$83.49	$73.77

Total Return[2]	4.52%	–24.05%	24.43%	14.23%	17.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,938	$3,787	$4,760	$3,750	$3,004
Ratio of Total Expenses to
Average Net Assets	0.41%	0.36%	0.37%	0.40%	0.42%
Ratio of Net Investment Income to
Average Net Assets	0.59%	0.76%[1]	0.26%	0.24%	0.38%
Portfolio Turnover Rate	12%	13%	14%	11%	12%

1 Net investment income per share and the ratio of net investment income to average net assets include $.289 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.

2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, nor do they include the 1% fee previously assessed on redemptions of shares held for less than five years.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

24

Capital Opportunity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2009, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $1,610,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.64% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,312,255	164,761	—
Temporary Cash Investments	437,177	—	—
Total	7,749,432	164,761	—

25

Capital Opportunity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2009, the fund realized net foreign currency losses of $41,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2009, the fund had $27,084,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $42,246,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $325,683,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $6,453,941,000.

Net unrealized appreciation of investment securities for tax purposes was $1,460,252,000, consisting of unrealized gains of $2,388,343,000 on securities that had risen in value since their purchase and $928,091,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2009, the fund purchased $708,577,000 of investment securities and sold $884,277,000 of investment securities, other than temporary cash investments.

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2008		Proceeds from		Sept. 30, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	At Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Avid Technology Inc.	49,022	—	21,298	—	NA1
Descartes Systems Group Inc.	17,047	—	—	—	24,851
Dress Barn Inc.	75,991	—	1,116	—	86,987
Emulex Corp.	48,755	—	38,158	—	—
FormFactor Inc.	106,096	—	1,749	—	143,121
Men’s Wearhouse Inc.	59,472	—	3,185	719	NA1
Strattec Security Corp.	5,812	—	46	33	3,094
Thomas & Betts Corp.	129,361	—	—	—	99,595
	491,556			752	357,648
1 Not applicable—At September 30, 2009, the security was still held but the issuer was no longer an affiliated company of the fund.

26

Capital Opportunity Fund

H. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	483,233	21,004	550,122	14,897
Issued in Lieu of Cash Distributions	260,191	12,932	425,525	11,807
Redeemed[1]	(536,362)	(24,037)	(825,141)	(22,596)
Net Increase (Decrease)—Investor Shares	207,062	9,899	150,506	4,108
Admiral Shares
Issued	549,289	10,483	754,541	8,655
Issued in Lieu of Cash Distributions	245,987	5,296	392,708	4,717
Redeemed[1]	(504,211)	(9,971)	(483,522)	(5,904)
Net Increase (Decrease)—Admiral Shares	291,065	5,808	663,727	7,468
1 Net of redemption fees for fiscal 2009 and 2008 of $841,000 and $784,000, respectively (fund totals).

I. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 10, 2009

Special 2009 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $514,267,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $32,376,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Investor Shares[1]
Periods Ended September 30, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	4.41%	5.76%	8.41%
Returns After Taxes on Distributions	2.88	4.95	7.62
Returns After Taxes on Distributions and Sale of Fund Shares	4.07	4.94	7.15

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000; nor do they include the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,365.70	$2.91
Admiral Shares	1,000.00	1,366.33	2.37
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.61	$2.48
Admiral Shares	1,000.00	1,023.06	2.03

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares and 0.40% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

32

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1110 112009

Vanguard Global Equity Fund
Annual Report

September 30, 2009

> For the fiscal year ended September 30, 2009, Vanguard Global Equity Fund returned about –2%.

> The fund’s performance trailed the return of its benchmark index and the average return of peer funds.

> Rebounding from a global sell-off, emerging-market stocks posted healthy gains; returns were negative in the United States and tepid in other developed markets.

See page 41 for a Notice to Shareholders concerning one of the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	8
Results of Proxy Voting	13
Fund Profile	14
Performance Summary	16
Financial Statements	17
Your Fund’s After-Tax Returns	38
About Your Fund’s Expenses	39
Glossary	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Global Equity Fund	VHGEX	–2.30%
MSCI All Country World Index		–0.11
Global Funds Average[1]		0.10

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$16.64	$15.49	$0.573	$0.000

1 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

In an extremely volatile period in the global stock markets, Vanguard Global Equity Fund returned about –2% for the fiscal year ended September 30, 2009. This performance trailed that of the fund’s market benchmark, the Morgan Stanley Capital International All Country World Index, and the average return of global peer funds.

The first six months of the fiscal year were a time of severe gloom in global stock markets as credit markets froze and economic activity downshifted. Foreign governments’ stimulus programs gained traction during the second half of the fiscal year, and global stock markets bounced back strongly.

Emerging markets outperformed developed markets during the period, which helped performance because the fund’s advisors emphasized investments in these markets. But those gains were more than offset by underperforming stocks in the United States and Europe.

If you invest in the fund through a taxable account, page 38 shows after-tax returns for investors in the highest tax bracket.

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs and the prospect of a rapid recovery seems dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets.

Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	6.43%	–0.78%	8.59%
Russell 1000 Index (Large-caps)	–6.14	–5.10	1.49
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds. In December 2008, the Fed reduced its target for the federal funds rate—a benchmark for the interest rates paid by money market instruments and other very short-term securities—to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Second-half rally nearly offset earlier losses

Global stock markets opened the fiscal year plagued by the credit crisis that began in the United States and the economic slowdown that followed. While the markets staged a solid rally over the year’s second half, the gains weren’t quite enough to offset the steep losses incurred earlier in the period.

Emerging-market stocks were the best performers as they made an impressive comeback over the last six months. Your fund’s advisors reaped the benefits of opportunistically investing more in emerging markets (about 15% of fund assets, on average) than if they had matched these markets’ overall share of global capitalization. The fund benefited

Expense Ratios[1]
Your Fund Compared With Its Peer Group

		Global Funds
	Fund	Average
Global Equity Fund	0.58%	1.49%

1 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the fund’s expense ratio was 0.47%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

particularly from investments in South Korea, Taiwan, and India, where economies less burdened by banking woes were able to reenergize themselves quickly. While the largest emerging market, China, performed very well, the fund’s advisors underemphasized Chinese stocks during the period, holding back the fund’s performance a bit.

The fund was hurt the most by its holdings in the United States and Canada. Stocks such as energy companies ConocoPhillips and Sunoco dragged down returns as oil demand fell. Reduced demand for commodities and natural resources also hurt holdings such as Mosaic, the fertilizer producer. On the other hand, the fund’s four best contributors proved to be U.S. holdings: food provider McDonald’s, conglomerate General Electric, asset manager State Street, and internet travel agent Priceline.com.

Elsewhere, the advisors’ selections in Europe and Japan proved to be subpar performers. In fact, the fund’s biggest detractors were Japanese electronics manufacturer Hitachi, German energy services provider E. ON AG, and the Dutch insurance giant ING Groep. On the positive side of the ledger, the fund’s best-performing holdings in any one market proved to be those in Hong Kong, where profitable selections were rewarded in the world’s gateway to the fast-growing Asian marketplace.

Total Returns
Ten Years Ended September 30, 2009
Average
Annual Return
Global Equity Fund	6.29%
MSCI All Country World Index	1.90
Global Funds Average[1]	1.63

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

Among sectors, the fund’s best holdings were in consumer discretionary, especially in the restaurant segment. The advisors also managed to limit the damage inflicted on the financial sector, by emphasizing the better-performing names in that troubled industry. But poor selection among information technology firms, particularly in IT services, hurt performance. Lagging holdings also hurt in telecommunications and energy.

For more about the advisors’ strategies and the fund’s positioning during the year, see the Advisors’ Report that follows this letter.

Ten-year record tops benchmark, peers

In a decade marked by historic volatility and two severe bear markets, Vanguard Global Equity Fund has outperformed its unmanaged benchmark index and its peer group. The fund’s average annual return of more than 6% during the past 10 years was more than 4 percentage points better than that of its benchmark and its peer-group average.

This performance is a credit to the skills, knowledge, and experience of the investment professionals who advise your fund. Marathon Asset Management LLP has managed the fund since its 1995 inception; Acadian Asset Management LLC joined as an advisor in 2004, followed by AllianceBernstein L.P. in 2006 and Baillie Gifford Overseas Ltd. in 2008. All four firms have many years of experience in investing around the world.

As a shareholder, you have also benefited from the fund’s low costs, which allow you to keep more of its return.

Global investing has a role in a diversified portfolio

After several years of superior returns, international markets suffered even more than U.S. stocks during the global financial crisis. The results led some U.S. investors to question the value of investing abroad and enlivened the debate about whether international stocks truly serve to diversify a portfolio.

However, the recovery we’ve seen in the spring and summer shows the value of diversifying across the world. While the U.S. market grappled with a historic credit crisis, other developed countries were less damaged by the fallout. And emerging markets proved to be even more resilient, generating strong returns as their growth was slowed but not stopped by the banking problems elsewhere. Global investing also provides currency diversification. The U.S. dollar declined against most currencies during the fiscal year, which provided a bit of extra return for U.S. investors holding foreign assets.

In short, while the past year’s extreme turbulence has no doubt been frustrating for investors, it’s crucial not to let short-term volatility prevent you from considering the long-term merits of investing across the world. As stocks worldwide rode a roller coaster last year, an impulsive retreat from the markets would have kept an investor from participating in the strong rally in the second half of the period. The Global Equity Fund provides continual exposure to the worldwide marketplace, allowing it to play a valuable role in a well-balanced and diversified portfolio.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 15, 2009

Advisors’ Report

During the fiscal year ended September 30, 2009, the Global Equity Fund returned –2.30%, reflecting the combined results of your fund’s independent investment advisors. The use of multiple advisors enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on October 21, 2009.

Acadian Asset Management LLC

Portfolio Managers:

John R. Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer

Ronald D. Frashure, CFA, President and Chief Executive Officer

Brian K. Wolahan, CFA, Senior Vice President and Director of Alternative Strategies

Amid a severe recession and the complete restructuring of the global financial system, markets in late 2008 were roiled by historic volatility. This period was also characterized by sweeping external trends such as

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Acadian Asset Management LLC	35	1,322	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive at
			a return forecast for each of more than 40,000 securities
			in the global universe.
Marathon Asset Management LLP	33	1,256	A long-term and contrarian investment philosophy and
			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
AllianceBernstein L.P.	25	950	A fundamentally based, research-driven approach,
			focused on finding companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools
			aid risk control and portfolio construction.
Baillie Gifford Overseas Ltd.	4	160	The advisor seeks stocks that can generate above-
			average growth in earnings and cash flow, producing
			a bottom-up, stock-driven approach to country and
			asset allocation. An in-depth view on each company
			is measured against the consensus view, leading to
			discrepancies and potential opportunities to add value.
Cash Investments	3	125	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash position.

deleveraging and forced outflows from hedge funds, mutual funds, and trading desks. In addition, the decline of the global economy and crash in oil prices led to rapid sector regime shifts, in particular away from materials and energy stocks. Financial stocks also saw unprecedented volatility in prices.

The difficult conditions continued into 2009. The first quarter saw a V-shaped pattern in which deeply negative returns in January and February were mitigated by more favorable results beginning in March, accompanied by a dramatic shift in market sentiment. A focus on lower-quality stocks with depressed share prices led to a “junk rally” in which many factors used in quantitative strategies, especially momentum, underperformed severely. Value stocks faced two distinct environments, under-performing sharply in the earlier, risk-averse part of the period, and later recovering, although higher-quality value stocks remained depressed. Equity markets rebounded in the third quarter of 2009 as signs of global economic recovery became more abundant and corporate profits exceeded investors’ reduced expectations, although low-quality stocks continued to dominate.

In this environment, our portfolio continued to be focused on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and quality. Key overweighted markets in the portfolio, based on bottom-up stock selection, were the United States, Japan, and France. Korea, Taiwan, and India were also overweighted. The United Kingdom, Switzerland, and Canada were under-weighted. Important sector weights included health care, information technology, and telecommunication services.

Stock selection in the United States was the largest source of negative return in our portfolio. Selections in the energy and materials sectors were among the most costly, as commodities retreated from their mid-2008 highs before showing some recovery in the second half of the period. U.S. technology stocks also hurt the portfolio as lower earnings and a muted outlook led companies to reduce their expenditures on hardware and services. Stock selection in Japan and France also proved costly.

From a sector standpoint, an underweighted allocation to financials added value, while overweighting health care stocks detracted notably.

Marathon Asset Management LLP

Portfolio Managers:

Jeremy J. Hosking, Investment Director

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

The incredible volatility in stock markets over the last 12 months has been well documented, including the striking split between the decline into March and the subsequent sharp rally. The portfolio’s positioning has been largely consistent throughout, with turnover low even by Marathon standards. Our incremental purchases have modestly increased cyclical positioning such as U.S. homebuilders, financials, and Hong Kong real estate.

On a geographical basis, stock selection in Europe, Japan, and especially Asia outside of Japan provided a significant boost. Among sectors, primary contributors included our holdings in financials—such as real estate companies like New World Development in Hong Kong and SL Green in New York—and consumer discretionary—notably longstanding positions in Internet retail firms such as Priceline.com, Amazon.com, and Blue Nile.

Looking forward, the overall prognosis continues to be that conditions will remain favorable for capital markets, especially equities, while mixed for the real economy. In 12 months’ time we expect global equities to be at higher levels as delever-aging continues to create “equity value” despite new-share issuance. Economic recovery and the positive effect that would have on corporate profits would be an added bonus.

The past decade has included the technology, media, and telecom bust at the beginning and the financial crisis at the end. It has been a poor extended period for equity investing and, to judge by the low interest rates and the very high level of outstanding balances in money market funds (about $3.5 trillion at the end of the period), has been marked by a tendency toward extreme risk aversion. This should lay the foundation for improved equity returns. The main risk may be a return of inflation owing to the extreme monetary policies pursued over the past year. However, given current interest rates, government bonds would be especially vulnerable to inflationary fears. In contrast, equities might take this in their stride, and indeed benefit, because of their inflation-hedge attributes.

All this having been said, it remains possible that the equity markets are overheated in the short run and a correction is in order. Should this occur, investor sentiment would deteriorate quickly and arguably lay the foundation for a further rally. With regard to emerging markets, their outperformance this year reflects the fact that they are less exposed to the Western credit crisis than most analysts thought last year, and going forward these economies are likely to grow even faster, relatively speaking, than those in the West. Thus the outlook is for valuations of emerging markets stocks to increase relative to those of developed market equities.

AllianceBernstein L.P.

Portfolio Managers:

Sharon E. Fay, CFA, Head of Bernstein Value Equities and Chief Investment Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment Officer–International Value Equities and Director of Research–Global Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer–International Value Equities and Chief Investment Officer–Emerging Markets Value Equities

After heightened investor anxiety dominated the first five months of the period, a sense of normality is returning to markets. Equities rallied from March through September, as investors gained confidence that the global economy was emerging from a deep recession and business conditions began to gradually improve.

However, there is still uncertainty about the outlook for corporate earnings. In this environment, research-based stock selection is likely to be a key to resolving the controversies faced by companies as they claw their way back to profitability.

We’re focusing on many company-specific opportunities. We have some exposure to economically sensitive companies as well as to stocks from sectors that are not traditionally viewed as “value” but offer a rare combination of attractive valuations and resilient cash flows.

In the economically sensitive camp, we have increased our portfolio’s exposure to consumer cyclicals, such as Vivendi, the French media and telecom group. Weakening margins have undermined confidence in Vivendi’s wireless unit, SFR. We expect synergies from the integration of SFR with Vivendi’s fixed-line unit and strong market share in France to restore profitability. Vivendi’s shares trade at a deep discount to the value of its component parts.

Medical stocks have historically traded at expensive valuations. But the sector has recently traded at a substantial discount to the market because of concern about U.S. health care reform and fears of a wave of patent expirations across the industry. In our view, some drug makers are being unfairly tarnished by the controversies.

For example, AstraZeneca is vulnerable to patent expirations, with $21.5 billion of its revenue at risk over the next seven years. But the U.K. company’s strong pipeline appears underappreciated by the market, and could generate between $8.5 billion and $9.5 billion in annual revenue to partially offset lost revenues. AstraZeneca has also been cutting costs aggressively.

The portfolio’s performance was a tale of two distinct periods. During the first five months through the end of February, the portfolio struggled as value stocks suffered. Since March, the portfolio has rebounded during the market rally.

Since the rally began, financials and consumer cyclicals have been the biggest contributors to portfolio performance. Gains have been widespread across sectors and bolster our confidence that the portfolio is well-positioned for the current market environment.

The portfolio has delivered healthy performance since the trough, raising questions about how much more progress it can make. But the pace of recovery has not been unusual by historical standards. Returns generated from value strategies so far are about average since 1971.

We believe that there is still significant potential for strong performance ahead, as the current value recovery began just two quarters ago, while the last five value cycles have lasted nearly five years on average.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden, Joint Senior Partner and Lead Portfolio Manager

Spencer Adair, CFA, Investment Manager

Malcolm MacColl, Investment Manager

The great recession of 2009 did not turn out to be as great as some had feared, and the market rose strongly during the second half of the period. There have been two principal reasons for this. First, governments reacted swiftly and in a coordinated fashion to reduce interest rates and pump liquidity into the market. Second, those markets that are termed “emerging” have sailed through the choppy waters without serious mishap. The very fact that this has happened should call into question the name we have burdened these economies with.

We are pleased to find that our companies are in good health. We continue to see opportunities for businesses that have protected their balance sheets, and can take market share as their competitors falter. Svenska Handelsbanken (a Swedish bank), Cisco (the U.S. company providing the nuts and bolts for the Internet), and Walmex (the Mexican retailer) are good examples. We have added several new holdings, among them financial companies with strong growth prospects, such as Garanti Bankasi (Turkey), New York Community Bancorp (United States), and Deutsche Boerse (Germany).

Turning our eyes to the horizon, it appears that consumers and governments in Asia and Latin America will continue to have robust balance sheets, and therefore this segment of the global economy looks promising. The Chinese economy is benefiting from a stimulus package that at purchasing power parity is at least as large as that of the United States. The larger-than-expected majority with which the Congress Party won the Indian election has given it a mandate to significantly improve the country’s infrastructure. And Brazil’s oil wealth and sensible economic management have helped it avoid a crisis that has been the norm in previous downturns. It can also now look forward to holding the Olympics in 2016.

The backdrop in the traditionally established economies is less exciting, especially given that the monetary support we have seen will need to be withdrawn at some stage. As the period closed, Australia became the first G20 country to raise interest rates. As other countries follow suit with tighter monetary policies, there will be a new headwind to contend with.

Growth is likely to be slower than before the recession, but prospects for investors remain exciting. The withdrawal of capital from the world economy provides strong companies that have genuine competitive advantages with opportunities to prosper as their edge is less likely to be eroded by rivals financed in an unsustainable manner by cheap money.

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	517,264,433	14,297,196	97.3%
Charles D. Ellis	501,913,782	29,647,847	94.4%
Emerson U. Fullwood	507,851,847	23,709,782	95.5%
Rajiv L. Gupta	515,891,359	15,670,270	97.1%
Amy Gutmann	517,356,594	14,205,035	97.3%
JoAnn Heffernan Heisen	516,532,227	15,029,403	97.2%
F. William McNabb III	516,660,098	14,901,531	97.2%
André F. Perold	507,715,282	23,846,348	95.5%
Alfred M. Rankin, Jr.	516,327,018	15,234,611	97.1%
Peter F. Volanakis	516,503,576	15,058,053	97.2%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a) Purchasing and selling real estate. (b) Issuing senior securities.

(c) Borrowing money. (d) Making loans.

(e) Purchasing and selling commodities.

(f) Concentrating investments in a particular industry or group of industries.

(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Global Equity Fund	For	Abstain	Against	Non-Votes	For
2a	159,807,866	4,326,012	4,427,315	15,326,285	86.9%
2b	158,846,090	4,831,696	4,883,414	15,326,278	86.4%
2c	156,945,661	4,618,279	6,997,258	15,326,279	85.3%
2d	157,039,602	4,705,298	6,816,298	15,326,279	85.4%
2e	158,420,395	4,500,665	5,640,136	15,326,281	86.2%
2f	158,729,804	4,553,593	5,277,801	15,326,280	86.3%
2g	158,339,235	4,879,020	5,342,945	15,326,278	86.1%

Global Equity Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	785	2,405
Turnover Rate	71%	—
Expense Ratio[2]	0.58%	—
Short-Term Reserves	0.5%	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	13.3%	8.8%
Consumer Staples	7.6	9.4
Energy	7.3	11.4
Financials	22.0	21.8
Health Care	10.0	9.1
Industrials	12.4	10.1
Information Technology	12.1	11.8
Materials	5.4	7.9
Telecommunication Services	7.3	5.1
Utilities	2.6	4.6

Volatility Measures[3]
Fund Versus
Comparative Index[1]
R-Squared	0.99
Beta	1.12

Ten Largest Holdings[4] (% of total net assets)

Royal Dutch Shell PLC	integrated oil
	and gas	1.9%
Pfizer Inc.	pharmaceuticals	1.6
Sanofi-Aventis SA	pharmaceuticals	1.5
Altria Group Inc.	tobacco	1.1
Cablevision Systems Corp.
Class A	cable and satellite	0.9
Wal-Mart Stores, Inc.	hypermarkets and
	super centers	0.8
Enel SPA	electric utilities	0.8
AmerisourceBergen Corp.	health care
Class A	distributors	0.8
Vodafone Group PLC	wireless
	telecommunication
	services	0.8
State Street Corp.	asset management
	and custody banks	0.8
Top Ten		11.0%

Allocation by Region (% of equity exposure)

1 MSCI All Country World Index.

2 The expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the fund’s expense ratio was 0.47%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 The holdings listed exclude any temporary cash investments and equity index products.

Global Equity Fund

Market Diversification (% of equity exposure)
		Comparative
	Fund[1]	Index[2]
Europe
United Kingdom	10.0%	8.7%
France	5.5	4.6
Germany	4.8	3.4
Italy	2.5	1.6
Switzerland	1.4	3.2
Sweden	1.3	1.1
Netherlands	1.2	1.1
Spain	1.2	2.0
Other European Markets	1.9	2.2
Subtotal	29.8%	27.9%
Pacific
Japan	8.1%	8.9%
Australia	2.1	3.4
Singapore	2.1	0.6
Hong Kong	1.8	1.0
Other Pacific Markets	0.0	0.1
Subtotal	14.1%	14.0%
Emerging Markets
South Korea	2.6%	1.7%
Taiwan	2.6	1.4
South Africa	1.5	0.9
India	1.5	0.9
Brazil	1.0	1.9
Other Emerging Markets	6.6	5.7
Subtotal	15.8%	12.5%
North America
United States	37.7%	41.4%
Canada	2.6	4.2
Subtotal	40.3%	45.6%

1 Country percentages exclude currency contracts held by the fund.

2 MSCI All Country World Index.

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1999–September 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Global Equity Fund[1]	–2.30%	4.07%	6.29%	$18,410
MSCI All Country World Index	–0.11	4.79	1.90	12,067
Global Funds Average[2]	0.10	3.99	1.63	11,750

Fiscal-Year Total Returns (%): September 30, 1999–September 30, 2009

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 2 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Global Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.7%)[1]
Australia (1.7%)
Santos Ltd.	1,515,655	20,279
Australia & New Zealand
Banking Group Ltd.	786,767	16,853
National Australia Bank Ltd.	279,800	7,572
News Corp.	418,400	5,871
BHP Billiton Ltd.	111,566	3,679
Macquarie
Infrastructure Group	2,050,356	2,658
Brambles Ltd.	271,843	1,932
Amcor Ltd.	322,127	1,552
Macquarie Group Ltd.	22,372	1,155
Orica Ltd.	47,163	975
* Caltex Australia Ltd.	69,841	744
Alumina Ltd.	418,968	670
Rio Tinto Ltd.	12,810	666
Origin Energy Ltd.	32,107	461
Australian Worldwide
Exploration Ltd.	165,982	397
Beach Petroleum Ltd.	500,099	330
* Iluka Resources Ltd.	76,078	267
		66,061
Austria (0.0%)
Oesterreichische Post AG	19,555	542
* bwin Interactive
Entertainment AG	8,217	374
		916
Belgium (0.1%)
Groupe Bruxelles Lambert SA	30,257	2,804
Anheuser-Busch InBev NV	45,412	2,083
		4,887
Brazil (1.0%)
Banco do Brasil SA	1,332,116	23,603
Petroleo Brasileiro SA ADR	112,200	4,411
Itau Unibanco Holding
SA ADR	165,825	3,341

			Market
			Value•
		Shares	($000)
	Usinas Siderurgicas de
	Minas Gerais SA	100,525	2,659
	Vale SA Class B ADR	74,600	1,530
	BM&FBOVESPA SA	119,000	879
	Ferbasa-Ferro Ligas DA Bahia	75,400	552
			36,975
Canada (2.7%)
	Rogers
	Communications Inc.
	Class B	757,200	21,380
	Bombardier Inc.	4,191,952	19,459
	EnCana Corp.	231,900	13,429
	Suncor Energy Inc.	317,568	11,093
	Imperial Oil Ltd.	219,672	8,361
	Nexen Inc.	261,586	5,947
	Talisman Energy Inc.	291,200	5,067
	BCE Inc.	142,465	3,512
	Royal Bank of Canada	49,000	2,634
	Onex Corp.	83,300	2,041
*,^	ACE Aviation
	Holdings Inc. Class A	410,000	1,930
^	Ritchie Bros
	Auctioneers Inc.	54,510	1,338
	Fairfax Financial
	Holdings Ltd.	3,550	1,316
	Fairfax Financial
	Holdings Ltd. (U.S. Shares)	3,400	1,263
*	CGI Group Inc. Class A	95,200	1,115
	Metro Inc. Class A	33,700	1,101
	Groupe Aeroplan Inc.	58,600	542
*	Catalyst Paper Corp.	1,158,844	287
*,^	AbitibiBowater Inc.	218,435	30
*	Nortel Networks Corp.	241,295	21
*	Fraser Papers Inc.	337,960	20
	Canadian Imperial
	Bank of Commerce	241	15
			101,901
Chile (0.1%)
	Enersis SA ADR	232,900	4,297

Global Equity Fund

		Market
		Value•
	Shares	($000)
China (0.7%)
Bank of China Ltd.	17,010,000	8,923
Tsingtao Brewery Co. Ltd.	2,290,000	8,622
China Petroleum &
Chemical Corp.	3,606,000	3,062
China Telecom Corp. Ltd.	5,688,000	2,687
China National Building
Material Co. Ltd.	738,000	1,727
China Mobile Ltd.	124,500	1,219
		26,240
Czech Republic (0.0%)
Komercni Banka AS	6,181	1,238

Denmark (0.6%)
* Danske Bank A/S	215,024	5,682
* Vestas Wind Systems A/S	65,019	4,739
*,^ William Demant Holding	56,130	4,188
Coloplast A/S Class B	32,210	2,705
* GN Store Nord	420,379	2,302
Novo Nordisk A/S Class B	29,057	1,828
A P Moller - Maersk A/S
Class B	200	1,385
Carlsberg A/S Class B	15,066	1,096
Bang & Olufsen A/S	33,672	433
		24,358
Egypt (0.1%)
El Ezz Steel Co.	1,553,777	4,318
Egyptian Financial
Group-Hermes Holding	223,300	1,219
		5,537
Finland (0.7%)
Nokia Oyj	886,062	12,996
Sampo Oyj	236,523	5,971
Metso Oyj	145,621	4,105
Stora Enso Oyj	268,552	1,875
Tieto Oyj	62,105	1,239
Wartsila Oyj	12,083	485
		26,671
France (5.2%)
Sanofi-Aventis SA	787,122	58,047
BNP Paribas	329,652	26,455
France Telecom SA	922,596	24,603
Societe Generale	175,470	14,193
European Aeronautic
Defence and
Space Co. NV	596,757	13,452
* Renault SA	188,600	8,861
ArcelorMittal	150,462	5,610
Lagardere SCA	99,687	4,658
Carrefour SA	83,950	3,822
Legrand SA	130,665	3,644
Thales SA	64,812	3,223
AXA SA	117,068	3,178
Groupe Eurotunnel SA	288,589	2,960
Vivendi	91,360	2,839

			Market
			Value•
		Shares	($000)
	Neopost SA	31,254	2,810
	Total SA	44,592	2,651
*	Alcatel-Lucent ADR	509,351	2,287
	SCOR SE	77,986	2,136
	Nexans SA	17,819	1,446
	Cie Generale d’Optique
	Essilor International SA	22,218	1,269
	EDF SA	20,575	1,225
*	Valeo SA	46,215	1,219
*	Atos Origin SA	22,838	1,157
	Cie de Saint-Gobain	21,777	1,138
	Societe BIC SA	15,210	1,083
*	BNP Paribas SA Rights
	Exp. 10/13/2009	329,652	714
^	SA des Ciments Vicat	9,138	702
	Safran SA	18,745	352
	Eurofins Scientific	6,873	324
	Eiffage SA	4,014	256
			196,314
Germany (4.5%)
	Deutsche Bank AG	306,177	23,389
	Deutsche Post AG	1,110,100	20,681
	E.ON AG	408,505	17,290
	BASF SE	314,924	16,674
	Allianz SE	129,764	16,189
	Bayer AG	175,261	12,131
	Muenchener
	Rueckversicherungs AG	73,200	11,667
	Deutsche Lufthansa AG	601,772	10,623
	Deutsche Telekom AG	669,128	9,132
	RWE AG	97,430	9,037
*	Infineon Technologies AG	1,064,558	5,983
	Daimler AG	118,662	5,953
	Fresenius Medical Care
	AG & Co. KGaA	107,534	5,349
	Bayerische Motoren
	Werke AG	45,687	2,199
	Deutsche Boerse AG	17,900	1,460
	Celesio AG	49,942	1,376
	Siemens AG	11,664	1,074
	SAP AG	16,320	792
	Fresenius Medical
	Care AG & Co. KGaA ADR	11,744	584
*,^	Q-Cells SE	22,500	427
			172,010
Greece (0.0%)
	Bank of Cyprus
	Public Co. Ltd.	161,117	1,234

Hong Kong (1.8%)
	New World
	Development Ltd.	8,143,275	17,444
	First Pacific Co.	12,308,000	8,205
	Henderson Land
	Development Co. Ltd.	1,033,000	6,766

Global Equity Fund

			Market
			Value•
		Shares	($000)
	Hutchison Whampoa Ltd.	879,000	6,321
	Wheelock & Co. Ltd.	1,603,000	5,238
	Television Broadcasts Ltd.	1,126,000	4,840
	Midland Holdings Ltd.	4,718,000	3,919
	Hongkong &
	Shanghai Hotels	2,826,477	3,652
	CLP Holdings Ltd.	463,000	3,139
	Hong Kong Aircraft
	Engineerg Co. Ltd.	226,000	2,693
	SmarTone
	Telecommunications
	Holding Ltd.	3,036,790	2,340
	Mandarin Oriental
	International Ltd.	766,690	1,016
	Hong Kong Exchanges
	and Clearing Ltd.	54,000	974
*	I-CABLE
	Communications Ltd.	6,561,000	821
*	Next Media Ltd.	6,300,000	803
	Esprit Holdings Ltd.	56,346	378
	Silver Grant International	1,752,000	291
*	Genting Singapore PLC
	Rights Exp. 10/06/2009	176,874	40
			68,880
Hungary (0.1%)
*,^	OTP Bank PLC	166,226	4,786

India (1.5%)
	Bank of India	1,795,047	15,406
	State Bank of India Ltd.	265,577	12,075
	Punjab National Bank Ltd.	540,514	8,924
	State Bank of India Ltd. GDR	66,230	6,028
	Bank of Baroda	493,517	4,924
	IDBI Bank Ltd.	991,988	2,616
	Canara Bank	370,088	2,468
	Oil & Natural Gas Corp. Ltd.	87,450	2,122
	Union Bank Of India	174,181	865
	Dena Bank	200,586	282
	Vijaya Bank	243,810	260
			55,970
Indonesia (0.6%)
*	Bank Pan
	Indonesia Tbk PT	83,375,843	7,376
	Semen Gresik
	Persero Tbk PT	11,321,500	7,337
	Indofood Sukses
	Makmur Tbk PT	11,106,500	3,460
*	Matahari Putra
	Prima Tbk PT	19,910,800	2,117
	Gudang Garam Tbk PT	1,149,900	1,768
	Citra Marga Nusaphala
	Persada Tbk PT	1,709,500	169

			Market
			Value•
		Shares	($000)
*	Matahari Putra Prima
	Tbk PT Warrants
	Exp 12/07/10	3,859,975	55
*	Mulia Industrindo Tbk PT	921,000	33
			22,315
Ireland (0.1%)
	CRH PLC	66,967	1,854
	Fyffes PLC	1,283,082	770
	DCC PLC	28,986	747
	Paddy Power PLC
	(London Shares)	16,052	488
	Paddy Power PLC	9,642	294
	Independent News &
	Media PLC	936,699	275
	Total Produce PLC	389,036	205
*	Anglo Irish Bank Corp. Ltd.	122,273	39
			4,672
Israel (0.4%)
	Bezeq Israeli
	Telecommunication
	Corp. Ltd.	2,686,300	5,787
	Partner
	Communications Co. Ltd.	259,170	4,899
	Israel Chemicals Ltd.	260,000	2,999
	Teva Pharmaceutical
	Industries Ltd. ADR	27,200	1,375
*	Bank Hapoalim BM	105,306	376
			15,436
Italy (2.4%)
	Enel SPA	4,988,717	31,731
*	UniCredit SPA	4,183,918	16,421
	ENI SPA	411,400	10,281
	Telecom Italia SPA	3,703,100	6,511
	Saipem SPA	186,440	5,631
*	Intesa Sanpaolo SPA	1,178,200	5,228
*	Fiat SPA	376,976	4,863
*	Luxottica Group SPA ADR	179,800	4,644
	Telecom Italia SPA RNC	2,707,300	3,335
*	Luxottica Group SPA	61,709	1,596
*	Banco Popolare SC	94,543	911
	Finmeccanica SPA	39,845	706
*	Natuzzi SPA ADR	50,700	139
			91,997
Japan (7.4%)
	Nippon Telegraph &
	Telephone Corp.	560,600	25,873
	Nissan Motor Co. Ltd.	3,302,600	22,256
	Sony Corp.	666,400	19,528
	Mitsui & Co. Ltd.	1,394,200	18,138
	Marubeni Corp.	3,253,000	16,338
	Astellas Pharma Inc.	304,000	12,465
	Hitachi Ltd.	3,757,000	11,536
	Sumitomo Mitsui
	Financial Group Inc.	312,800	10,842

Global Equity Fund

			Market
			Value•
		Shares	($000)
	Daito Trust
	Construction Co. Ltd.	219,200	9,556
	Nippon Oil Corp.	1,356,000	7,588
	Yamato Holdings Co. Ltd.	329,000	5,399
	FUJIFILM Holdings Corp.	170,400	5,088
	Japan Tobacco Inc.	1,192	4,075
	Kao Corp.	160,000	3,951
	Seiko Epson Corp.	249,000	3,720
	Toyo Seikan Kaisha Ltd.	175,900	3,368
	Aisin Seiki Co. Ltd.	135,300	3,286
	Mitsubishi Chemical
	Holdings Corp.	711,500	2,948
	Sumitomo Electric
	Industries Ltd.	224,900	2,937
	Toyota Tsusho Corp.	187,200	2,814
	Panasonic Electric
	Works Co. Ltd.	230,000	2,743
	West Japan Railway Co.	724	2,740
	Mitsubishi Corp.	134,400	2,703
	Tokyo Gas Co. Ltd.	632,000	2,622
*,^	Shinsei Bank Ltd.	1,697,000	2,591
	Secom Co. Ltd.	50,800	2,552
	KDDI Corp.	434	2,442
	Mitsubishi UFJ
	Financial Group Inc.	455,600	2,435
	Toyota Motor Corp.	60,400	2,377
	JS Group Corp.	125,100	2,187
	Fujitsu Ltd.	325,000	2,120
	Hitachi Chemical Co. Ltd.	103,000	2,099
	Asahi Breweries Ltd.	109,300	1,996
	Kyowa Hakko Kirin Co. Ltd.	155,000	1,958
	Mitsui Sumitomo Insurance
	Group Holdings Inc.	70,400	1,929
	Isetan Mitsukoshi
	Holdings Ltd.	163,300	1,871
	East Japan Railway Co.	22,400	1,615
	Kawasaki Heavy
	Industries Ltd.	615,000	1,558
	Seven & I Holdings Co. Ltd.	62,900	1,501
	Dai Nippon Printing Co. Ltd.	108,000	1,481
	Fukuoka Financial Group Inc.	354,000	1,465
	Sompo Japan Insurance Inc.	206,000	1,378
	Taiyo Nippon Sanso Corp.	115,000	1,365
	NTT DoCoMo Inc.	843	1,343
	Ajinomoto Co. Inc.	130,000	1,302
	Canon Inc.	32,300	1,294
	Nippon Meat Packers Inc.	96,000	1,229
	Sekisui House Ltd.	136,000	1,224
	Yamada Denki Co. Ltd.	18,060	1,218
	NSK Ltd.	195,000	1,205
	Yaskawa Electric Corp.	166,000	1,194
	Tokyo Electric Power Co. Inc.	45,000	1,179
	Mitsubishi Tanabe
	Pharma Corp.	88,000	1,171
	Obayashi Corp.	264,000	1,158
	Shiseido Co. Ltd.	65,000	1,132
	Sumitomo Corp.	107,100	1,099

			Market
			Value•
		Shares	($000)
	Toppan Forms Co. Ltd.	80,200	1,098
	Sumitomo Forestry Co. Ltd.	128,000	1,070
	Kinden Corp.	125,000	1,042
*	NEC Corp.	330,000	1,033
	Bank of Yokohama Ltd.	211,000	1,031
	Leopalace21 Corp.	127,800	1,023
	Olympus Corp.	38,000	1,003
	Namco Bandai Holdings Inc.	96,350	984
	Mizuho Financial Group Inc.	492,800	971
	Marui Group Co. Ltd.	130,200	928
^	Alfresa Holdings Corp.	21,400	872
	Dainippon Sumitomo
	Pharma Co. Ltd.	80,000	871
	Rohm Co. Ltd.	12,200	850
	Denso Corp.	28,600	839
	Takeda
	Pharmaceutical Co. Ltd.	19,500	811
	TDK Corp.	13,800	795
	Ricoh Co. Ltd.	54,000	784
	Yamaha Motor Co. Ltd.	62,800	772
	Idemitsu Kosan Co. Ltd.	9,300	766
	Ryosan Co. Ltd.	29,800	765
	Yamatake Corp.	31,800	713
	NTT Data Corp.	220	703
	Shimizu Corp.	167,000	657
	Toppan Printing Co. Ltd.	68,000	642
^	Nippon Suisan Kaisha Ltd.	215,400	639
	Onward Holdings Co. Ltd.	86,000	638
	Omron Corp.	33,700	633
^	Tokyo Ohka Kogyo Co. Ltd.	25,800	579
*	NEC Electronics Corp.	65,300	578
	Tokyo Electron Ltd.	9,000	572
	Hitachi Metals Ltd.	47,000	480
	Nippon Express Co. Ltd.	114,000	463
	Mitsubishi Electric Corp.	56,000	423
	Fujitsu Frontech Ltd.	32,100	318
	Nintendo Co. Ltd.	1,200	306
*	Arnest One Corp.	30,300	275
	Fuji Media Holdings Inc.	151	247
	Takasago Thermal
	Engineering Co. Ltd.	26,000	225
	Noritake Co. Ltd.	58,000	179
	Inabata & Co. Ltd.	22,700	94
			282,854
Malaysia (0.9%)
	CIMB Group
	Holdings Bhd.	3,193,119	10,216
	Genting Malaysia Bhd.	10,411,500	8,219
	AMMB Holdings Bhd.	3,927,587	4,821
	Sime Darby Bhd.	1,875,457	4,595
	British American Tobacco
	Malaysia Bhd.	165,000	2,098
*	Malaysian Airline
	System Bhd.	1,605,433	1,380
	Telekom Malaysia Bhd.	1,218,275	1,079
	Multi-Purpose
	Holdings Bhd.	2,007,390	1,076

Global Equity Fund

		Market
		Value•
	Shares	($000)
Carlsberg
Brewery-Malay Bhd.	109,600	133
Malaysian Airline
System Bhd. Pfd.	183,333	40
		33,657
Mexico (0.7%)
America Movil SAB de CV	8,577,200	18,779
America Movil SAB de
CV ADR	87,900	3,852
Wal-Mart de Mexico
SAB de CV	298,100	1,037
Telefonos de Mexico
SAB de CV ADR	33,943	592
Telmex Internacional
SAB de CV ADR	33,620	469
		24,729
Morocco (0.0%)
Maroc Telecom	22,195	400

Netherlands (1.2%)
Unilever NV	234,920	6,797
* ING Groep NV	368,879	6,624
Koninklijke KPN NV	329,272	5,470
Koninklijke Ahold NV	433,600	5,234
Heineken NV	89,157	4,134
* Randstad Holding NV	83,600	3,621
Koninklijke Boskalis
Westminster NV	98,736	3,385
Koninklijke Philips
Electronics NV	117,237	2,860
Wolters Kluwer NV	133,066	2,851
Reed Elsevier NV	167,800	1,906
Koninklijke DSM NV	27,523	1,152
Akzo Nobel NV	15,434	959
* Eurocastle Investment Ltd.	275,977	179
		45,172
New Zealand (0.0%)
Telecom Corp. of
New Zealand Ltd.	284,906	547
PGG Wrightson Ltd.	24,469	11
		558
Norway (0.4%)
StatoilHydro ASA	528,540	11,933
* DnB NOR ASA	203,710	2,372
Seadrill Ltd.	52,833	1,106
		15,411
Philippines (0.9%)
Ayala Corp.	2,108,913	13,426
Globe Telecom Inc.	426,680	8,802
ABS-CBN Holdings Corp.	10,077,900	6,378
Jollibee Foods Corp.	2,065,400	2,154
* Benpres Holdings Corp.	15,742,000	1,144
DMCI Holdings Inc.	5,230,000	958
Banco de Oro Unibank Inc.	1,248,200	906
		33,768

			Market
			Value•
		Shares	($000)
Poland (0.2%)
	KGHM Polska Miedz SA	259,267	7,871

Russia (0.7%)
	Lukoil OAO ADR	312,600	17,040
	MMC Norilsk Nickel ADR	465,321	5,793
	Gazprom OAO ADR
	(U.K. Shares)	115,700	2,703
	Surgutneftegaz ADR	150,066	1,288
	Gazprom OAO ADR
	(U.S. Shares)	15,167	355
			27,179
Singapore (2.1%)
	Jardine Matheson
	Holdings Ltd.	935,102	28,384
	Jardine Strategic
	Holdings Ltd.	1,272,400	21,496
	DBS Group Holdings Ltd.	1,274,000	11,958
	Great Eastern Holdings Ltd.	733,000	7,069
*	STATS ChipPAC Ltd.	8,551,000	5,458
	GuocoLeisure Ltd.	4,656,000	2,337
*	Golden
	Agri-Resources Ltd.	3,796,069	1,149
*	Genting Singapore PLC	884,370	701
	United Industrial Corp. Ltd.	377,000	491
	Noble Group Ltd.	228,000	393
	Global Yellow Pages Ltd.	2,464,000	305
*	Global Yellow Pages Ltd.
	Warrants Exp. 08/13/2014	704,000	—
			79,741
South Africa (1.5%)
	Standard Bank Group Ltd.	1,133,695	14,717
*	Hosken Consolidated
	Investments Ltd.	1,455,870	11,895
	RMB Holdings Ltd.	1,620,811	5,915
*	Sun International Ltd.	464,839	5,440
	Nedbank Group Ltd.	291,850	4,653
	Naspers Ltd.	129,700	4,440
	FirstRand Ltd.	1,566,606	3,460
	Anglo Platinum Ltd.	19,348	1,726
	Clicks Group Ltd.	373,513	1,139
	Aveng Ltd.	184,935	1,066
	Gold Fields Ltd.	69,695	954
	JD Group Ltd.	145,983	871
	AngloGold Ashanti Ltd.	20,395	827
	City Lodge Hotels Ltd.	70,616	771
	Discovery Holdings Ltd.	74,638	290
	Mondi Ltd.	14,641	76
			58,240
South Korea (2.7%)
	LG Display Co. Ltd.	769,170	22,079
	Samsung
	Electronics Co. Ltd.	25,630	17,695
	LG Corp.	241,847	16,156
	KT Corp.	355,925	12,254

Global Equity Fund

			Market
			Value•
		Shares	($000)
*	KB Financial Group Inc.	212,473	10,903
	Hana Financial Group Inc.	222,110	7,618
*	Woori Finance
	Holdings Co. Ltd.	537,010	7,231
	SK Holdings Co. Ltd.	35,691	3,397
2	Samsung
	Electronics Co. Ltd. GDR	5,600	1,912
	LG Electronics Inc.	14,931	1,585
	SK Telecom Co. Ltd.	2,930	455
	POSCO	1,000	414
*	Korea Electric Power Corp.	5,000	152
			101,851
Spain (1.1%)
	Banco Santander SA	947,585	15,308
	Telefonica SA	406,075	11,235
	Acerinox SA	226,282	4,872
	Acciona SA	27,507	3,757
	Inditex SA	34,291	1,972
	Viscofan SA	53,995	1,316
	Prosegur Cia de
	Seguridad SA	30,977	1,235
	Banco Santander SA ADR	17,216	278
			39,973
Sweden (1.3%)
	Telefonaktiebolaget LM
	Ericsson Class B	1,474,125	14,838
	Svenska Cellulosa AB
	Class B	696,450	9,461
	Svenska Handelsbanken
	AB Class A	298,818	7,650
*	Electrolux AB Class B	333,294	7,629
	Assa Abloy AB Class B	190,100	3,091
	Atlas Copco AB Class B	187,334	2,139
	Investor AB Class A	89,516	1,584
	Investor AB Class B	78,468	1,437
^	Hoganas AB Class B	52,700	884
	Modern Times Group
	AB Class B	15,780	683
			49,396
Switzerland (1.4%)
*	UBS AG	467,063	8,564
	Roche Holdings AG	45,619	7,376
	Adecco SA	127,492	6,790
	Novartis AG	130,269	6,543
	Nestle SA	102,948	4,395
	Compagnie Financiere
	Richemont SA	135,787	3,844
	Schindler Holding AG	54,141	3,723
	Geberit AG	21,715	3,343
*	Logitech International SA	89,777	1,640
	Credit Suisse Group AG	28,318	1,575
	ABB Ltd.	76,500	1,538
	Julius Baer Holding AG	29,300	1,469
*	Clariant AG	104,066	949

			Market
			Value•
		Shares	($000)
	Sonova Holding AG	5,738	581
*	PubliGroupe AG	4,579	528
			52,858
Taiwan (2.5%)
	AU Optronics Corp.	22,675,734	22,042
*	Fubon Financial
	Holding Co. Ltd.	18,761,000	21,089
	Quanta Computer Inc.	7,265,768	15,207
	Compal Electronics Inc.	11,998,020	13,910
*	United
	Microelectronics Corp.	12,912,000	6,322
	Siliconware Precision
	Industries Co.	3,539,017	4,980
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	2,363,306	4,677
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	148,378	1,626
*	Taishin Financial
	Holding Co. Ltd.	2,918,000	1,265
	Uni-President
	Enterprises Corp.	1,011,636	1,188
	Chunghwa
	Telecom Co. Ltd.	555,500	1,002
	Yageo Corp.	1,392,000	389
*	Tatung Co. Ltd.	1,687,000	383
	Inventec Co. Ltd.	645,700	373
	Gigabyte
	Technology Co. Ltd.	314,000	265
			94,718
Thailand (0.9%)
	Advanced Info
	Service PCL (Foreign)	3,030,400	8,533
	Siam Cement PCL NVDR	986,200	6,535
	Kasikornbank PCL (Foreign)	1,847,000	4,846
	Siam Cement PCL (Foreign)	664,300	4,422
	PTT PCL (Foreign)	316,700	2,473
	Thanachart Capital
	PCL (Foreign)	3,856,900	2,001
	MBK PCL (Foreign)	813,400	1,531
	GMM Grammy PCL	2,917,000	1,317
	Land and Houses
	PCL (Foreign)	6,191,900	1,282
	GMM Grammy
	PCL (Foreign)	1,688,200	762
*	Bangkok Bank PCL (Local)	150,700	544
	Post Publishing
	PCL (Foreign)	1,300,000	190
	Matichon PCL (Foreign)	625,000	127
			34,563
Turkey (0.5%)
	Turkiye Garanti Bankasi AS	2,841,100	10,793
	Turkiye Garanti
	Bankasi AS ADR	533,500	2,027

Global Equity Fund

			Market
			Value•
		Shares	($000)
	Haci Omer Sabanci
	Holding AS	512,653	1,999
*	Turkiye Vakiflar Bankasi Tao	826,048	1,901
	Turk Hava Yollari	145,756	380
			17,100
United Kingdom (9.6%)
	Royal Dutch Shell
	PLC Class A	2,391,755	68,497
	Vodafone Group PLC	13,123,401	29,481
	AstraZeneca PLC	416,451	18,677
	Lloyds Banking
	Group PLC	10,561,856	17,542
	Rolls-Royce Group PLC	2,056,580	15,519
	Barclays PLC	2,471,440	14,647
*	Wolseley PLC	585,424	14,156
	Aviva PLC	1,570,330	11,289
	GlaxoSmithKline PLC	505,700	9,971
	BP PLC	1,102,071	9,763
	Centrica PLC	2,292,900	9,235
	Associated British
	Foods PLC	575,400	7,806
	WPP PLC	754,168	6,487
	Thomas Cook Group PLC	1,587,323	5,907
	Reckitt Benckiser
	Group PLC	114,861	5,623
	Royal Dutch Shell
	PLC Class B	200,155	5,560
	Capita Group PLC	447,029	5,171
	Tesco PLC	781,384	5,002
	Diageo PLC	321,745	4,950
	Intertek Group PLC	217,608	4,422
	BHP Billiton PLC	161,076	4,411
*	Anglo American PLC	137,702	4,404
	BT Group PLC	2,037,120	4,246
	Drax Group PLC	516,500	3,899
	Sage Group PLC	997,935	3,732
	Cable & Wireless PLC	1,615,001	3,713
	BAE Systems PLC	645,876	3,613
	Bunzl PLC	320,744	3,261
	British American
	Tobacco PLC	103,762	3,260
	Rio Tinto PLC	76,335	3,245
	TUI Travel PLC	765,120	3,117
	Carnival PLC	88,987	3,054
	Compass Group PLC	489,496	2,998
	Invensys PLC	636,107	2,970
	Arriva PLC	357,337	2,865
	ICAP PLC	421,647	2,858
	Informa PLC	485,273	2,444
	Reed Elsevier PLC	309,343	2,325
	Michael Page
	International PLC	406,363	2,178
	HSBC Holdings PLC	168,110	1,925
	Provident Financial PLC	131,580	1,913
	Rexam PLC	410,904	1,720

			Market
			Value•
		Shares	($000)
*	Galiform PLC	1,285,986	1,633
	Prudential PLC	169,000	1,629
	Old Mutual PLC	972,200	1,558
	Stagecoach Group PLC	589,519	1,538
	ITV PLC	1,997,353	1,412
	Smiths Group PLC	87,521	1,247
*	Cairn Energy PLC	25,719	1,150
	Ladbrokes PLC	353,483	1,061
	International Personal
	Finance PLC	397,645	1,038
*	Sportingbet PLC	912,747	1,017
	Hays PLC	605,818	1,009
	Aggreko PLC	87,698	987
	Next PLC	30,890	886
*	Royal Bank of
	Scotland Group PLC	1,028,758	871
	Admiral Group PLC	42,610	789
	Devro plc	330,762	722
	Homeserve PLC	27,858	709
	AMEC PLC	58,557	709
	Rightmove PLC	79,629	707
*	Berkeley Group
	Holdings PLC	48,842	693
	RSA Insurance Group PLC	320,989	688
	Carphone Warehouse
	Group PLC	208,373	640
	Man Group PLC	116,750	620
	Tullett Prebon PLC	78,331	490
	Logica PLC	232,519	485
	Enterprise Inns PLC	235,093	469
*,^	Yell Group PLC	484,105	457
	Daily Mail & General Trust	57,575	425
^	HMV Group PLC	215,229	362
	Meggitt PLC	95,013	354
	Regus PLC	202,633	325
*	Northgate PLC	50,062	190
	Mondi PLC	36,612	184
*,^	Bradford & Bingley PLC	642,595	—
			364,910
United States (35.4%)
	Consumer Discretionary (7.5%)
	Cablevision Systems
	Corp. Class A	1,429,492	33,950
	Comcast Corp. Class A	1,058,700	17,881
*	priceline.com Inc.	106,101	17,594
	CBS Corp. Class B	1,069,482	12,887
	Time Warner Inc.	412,155	11,862
*	Amazon.com Inc.	125,662	11,732
*	Liberty Global Inc. Class A	504,382	11,384
*,^	Blue Nile Inc.	182,338	11,327
	Macy’s Inc.	614,500	11,239
*	Viacom Inc. Class B	393,000	11,020
	Time Warner Cable Inc.	233,715	10,071
	Lowe’s Cos. Inc.	465,600	9,750
*	Liberty Global Inc.	415,931	9,342

Global Equity Fund

			Market
			Value•
		Shares	($000)
	American Greetings
	Corp. Class A	410,976	9,165
	Gannett Co. Inc.	713,646	8,928
	JC Penney Co. Inc.	237,300	8,009
	Pulte Homes Inc.	605,545	6,655
^	News Corp. Class B	431,000	6,030
	News Corp. Class A	472,100	5,660
*	Liberty Media Corp. -
	Entertainment Class A	181,308	5,640
	Sotheby’s	260,939	4,496
*	Discovery
	Communications Inc.
	Class A	130,290	3,764
	KB Home	226,197	3,757
	Home Depot Inc.	136,700	3,642
	Aaron’s Inc.	137,600	3,633
*	Cabela’s Inc.	259,600	3,463
*	Discovery
	Communications Inc.	130,648	3,401
*	Hanesbrands Inc.	140,119	2,998
*	Ford Motor Co.	370,700	2,673
	International Game
	Technology	116,600	2,505
*	Liberty Media
	Corp. - Interactive	225,367	2,472
*	Rent-A-Center Inc.	110,992	2,095
	Barnes & Noble Inc.	93,600	2,080
	Omnicom Group Inc.	44,063	1,628
	Primedia Inc.	539,135	1,359
*	Mohawk Industries Inc.	25,590	1,220
	CBS Corp. Class A	85,148	1,027
	Virgin Media Inc.	72,100	1,004
*	Liberty Media Corp. - Capital	43,899	918
*	Bed Bath & Beyond Inc.	23,300	875
	Scholastic Corp.	32,700	796
	Walt Disney Co.	24,700	678
*	HSN Inc.	28,100	457
*	Interpublic Group of
	Cos. Inc.	54,878	413
*	CC Media
	Holdings Inc. Class A	292,110	394
	Superior Industries
	International Inc.	26,500	376
	Finish Line Inc. Class A	34,100	346
*	Ascent Media Corp. Class A	13,402	343
	Sherwin-Williams Co.	5,502	331
*	EW Scripps Co. Class A	43,200	324
*	Standard Pacific Corp.	76,600	283
*	Blockbuster Inc. Class B	470,128	282
*	Jo-Ann Stores Inc.	10,300	276
*	Pre-Paid Legal Services Inc.	5,300	269
*	Steak N Shake Co.	22,600	266
*	Asbury Automotive
	Group Inc.	19,300	245
*	Kirkland’s Inc.	13,450	192
	DR Horton Inc.	13,561	155

			Market
			Value•
		Shares	($000)
	Dillard’s Inc. Class A	4,646	65
*	Fleetwood
	Enterprises Inc.	2,250,448	16
*	Sun-Times Media
	Group Inc. Class A	130,959	1

	Consumer Staples (4.5%)
	Altria Group Inc.	2,423,045	43,154
	Wal-Mart Stores Inc.	647,599	31,791
	Costco Wholesale Corp.	471,941	26,646
	Procter & Gamble Co.	223,100	12,922
	Archer-Daniels-Midland Co.	360,300	10,528
	Bunge Ltd.	134,400	8,415
	Philip Morris
	International Inc.	147,202	7,175
	Walgreen Co.	177,690	6,658
	Kroger Co.	256,347	5,291
	Estee Lauder Cos. Inc.
	Class A	141,972	5,264
*	Fresh Del Monte
	Produce Inc.	160,417	3,627
	PepsiCo Inc.	56,849	3,335
	Del Monte Foods Co.	285,247	3,303
*	Central Garden and Pet Co.
	Class A	112,730	1,232
*	Pantry Inc.	64,980	1,019
*	Whole Foods Market Inc.	31,200	951
	Nash Finch Co.	21,000	574
*	Alliance One International Inc. 57,800		259
	SUPERVALU Inc.	16,485	248

	Energy (0.9%)
	ConocoPhillips	231,200	10,441
	Apache Corp.	62,500	5,739
	ENSCO International Inc.	125,700	5,347
	Devon Energy Corp.	72,100	4,855
	EOG Resources Inc.	40,159	3,354
	Anadarko Petroleum Corp.	27,600	1,731
	Schlumberger Ltd.	23,786	1,418
	World Fuel Services Corp.	19,100	918
*	National Oilwell Varco Inc.	18,814	811
	Baker Hughes Inc.	11,500	491
*	Cal Dive International Inc.	25,400	251

	Financials (5.2%)
	State Street Corp.	559,385	29,424
*	Berkshire Hathaway Inc.
	Class B	5,301	17,615
	Travelers Cos. Inc.	221,100	10,885
	Legg Mason Inc.	350,053	10,862
	MetLife Inc.	278,900	10,618
	Bank of America Corp.	626,966	10,608
	Goldman Sachs Group Inc.	56,700	10,453
	Capital One Financial Corp.	280,500	10,022
	SL Green Realty Corp.	194,339	8,522
	Rayonier Inc.	192,700	7,883

Global Equity Fund

			Market
			Value•
		Shares	($000)
	Lazard Ltd. Class A	180,103	7,440
	Ventas Inc.	181,000	6,968
*	MBIA Inc.	716,565	5,561
	Morgan Stanley	174,550	5,390
	JPMorgan Chase & Co.	115,122	5,045
*	CB Richard Ellis Group Inc.
	Class A	356,706	4,188
*	PHH Corp.	209,426	4,155
*	Conseco Inc.	743,031	3,908
	American Express Co.	105,380	3,572
	Moody’s Corp.	164,778	3,371
*,^	MGIC Investment Corp.	440,500	3,264
	Mercury General Corp.	87,500	3,166
	PartnerRe Ltd.	40,478	3,114
	Fidelity National
	Financial Inc. Class A	134,600	2,030
*	Markel Corp.	5,270	1,738
	PS Business Parks Inc.	31,329	1,608
^	M&T Bank Corp.	21,900	1,365
	Citigroup Inc.	263,048	1,273
	Discover Financial Services	68,500	1,112
*	E*Trade Financial Corp.	585,700	1,025
*	Progressive Corp.	55,570	921
	New York Community
	Bancorp Inc.	62,410	713
	Republic Bancorp Inc.
	Class A	27,308	545
	Ameriprise Financial Inc.	9,332	339
*	Washington Mutual Inc.	166,300	41
*,3	JG Wentworth Inc.	1	—

	Health Care (5.6%)
	Pfizer Inc.	3,713,500	61,458
	AmerisourceBergen Corp.
	Class A	1,406,342	31,474
	Bristol-Myers Squibb Co.	1,049,300	23,630
	Merck & Co. Inc.	540,500	17,096
	CIGNA Corp.	519,699	14,598
	UnitedHealth Group Inc.	513,500	12,858
	Schering-Plough Corp.	305,900	8,642
	McKesson Corp.	117,700	7,009
*	Community Health
	Systems Inc.	192,900	6,159
*	Watson Pharmaceuticals Inc.	148,700	5,448
	Johnson & Johnson	80,200	4,883
*	WellPoint Inc.	52,938	2,507
	Cardinal Health Inc.	76,400	2,048
*	Gentiva Health Services Inc.	77,300	1,933
*	Health Management
	Associates Inc. Class A	209,900	1,572
	IMS Health Inc.	79,918	1,227
*	Emergency Medical
	Services Corp. Class A	25,200	1,172
*	Kindred Healthcare Inc.	59,522	966
*	Patterson Cos. Inc.	34,392	937
*	Magellan Health Services Inc.	29,500	916

			Market
			Value•
		Shares	($000)
	PDL BioPharma Inc.	109,930	866
*	Varian Medical Systems Inc.	19,000	801
*	Medco Health Solutions Inc.	13,800	763
	Wyeth	14,200	690
	Invacare Corp.	25,700	573
*	Questcor Pharmaceuticals Inc. 97,910		541
*	Centene Corp.	28,500	540
*	Insmed Inc.	353,900	290
*	Healthspring Inc.	22,700	278
*	Universal American Corp.	28,000	264
*	Mylan Inc.	16,400	263

	Industrials (2.4%)
	General Electric Co.	740,100	12,153
	Northrop Grumman Corp.	177,901	9,206
*	Kansas City Southern	330,250	8,748
	Watson Wyatt
	Worldwide Inc. Class A	194,068	8,454
*	Delta Air Lines Inc.	727,641	6,520
	Viad Corp.	304,386	6,060
*	AMR Corp.	662,639	5,268
	SPX Corp.	78,000	4,779
	Raytheon Co.	78,280	3,755
	RR Donnelley & Sons Co.	175,925	3,740
	Pitney Bowes Inc.	111,406	2,768
*	Armstrong World
	Industries Inc.	74,337	2,562
	Brink’s Co.	93,300	2,511
	Skywest Inc.	139,700	2,316
*	US Airways Group Inc.	414,528	1,948
*	EMCOR Group Inc.	69,276	1,754
*	Ultrapetrol Bahamas Ltd.	346,405	1,704
*	Avis Budget Group Inc.	125,200	1,673
*	Hawaiian Holdings Inc.	122,800	1,014
	Deere & Co.	22,424	962
	Universal Forest
	Products Inc.	22,600	892
	Timken Co.	33,974	796
*	AGCO Corp.	15,400	426
*	Dollar Thrifty
	Automotive Group Inc.	17,300	425
	Standex International Corp.	19,500	387
*	Hertz Global Holdings Inc.	33,100	359
*	DynCorp International Inc.
	Class A	15,200	274
*	Marten Transport Ltd.	16,000	273
	Aircastle Ltd.	27,600	267
*	American Reprographics Co.	21,100	201
	Heidrick & Struggles
	International Inc.	7,655	178

	Information Technology (6.3%)
	International Business
	Machines Corp.	239,100	28,599
*	Computer Sciences Corp.	421,500	22,217
*	Accenture PLC Class A	448,946	16,732

Global Equity Fund

			Market
			Value•
		Shares	($000)
	Automatic Data
	Processing Inc.	365,500	14,364
	Hewlett-Packard Co.	247,540	11,686
*	Western Digital Corp.	314,300	11,481
*	Gartner Inc.	624,708	11,413
	Xerox Corp.	1,259,008	9,745
	Microsoft Corp.	349,392	9,046
*	eBay Inc.	367,531	8,677
	Fidelity National
	Information Services Inc.	320,600	8,178
*	Fiserv Inc.	165,500	7,977
	Motorola Inc.	858,700	7,376
*	Tech Data Corp.	171,800	7,149
	Texas Instruments Inc.	276,000	6,538
	Corning Inc.	404,744	6,197
*	LSI Corp.	955,665	5,247
	Tyco Electronics Ltd.	233,510	5,203
*	SAIC Inc.	284,500	4,990
*	IAC/InterActiveCorp	215,200	4,345
	Earthlink Inc.	500,420	4,209
*	Affiliated Computer
	Services Inc. Class A	67,000	3,629
*	Quest Software Inc.	203,200	3,424
*	Unisys Corp.	1,053,138	2,812
*	DST Systems Inc.	58,663	2,628
*	Google Inc. Class A	4,075	2,021
*	Hewitt Associates Inc.
	Class A	50,340	1,834
*	Cisco Systems Inc.	67,600	1,591
*	Compuware Corp.	174,735	1,281
*	Forrester Research Inc.	43,700	1,164
*	Sina Corp.	27,000	1,025
*	Wright Express Corp.	32,800	968
	Seagate Technology	61,900	941
	Microchip Technology Inc.	34,188	906
*	CACI International Inc.
	Class A	14,300	676
*	Adaptec Inc.	173,900	581
*	JDA Software Group Inc.	25,200	553
*	Brightpoint Inc.	46,700	409
*	Dell Inc.	25,900	395
*	Net 1 UEPS Technologies Inc. 15,400		323
*	Acxiom Corp.	29,900	283
*	Benchmark Electronics Inc.	15,300	275
*	Integral Systems Inc.	38,962	269
*	CSG Systems International Inc. 14,400		231
*	i2 Technologies Inc.	8,700	140

	Materials (1.7%)
	Lubrizol Corp.	176,400	12,605
	Eastman Chemical Co.	168,400	9,016
	International Paper Co.	390,000	8,670
	Scotts Miracle-Gro Co.
	Class A	133,678	5,741
	Compass Minerals
	International Inc.	82,600	5,090

			Market
			Value•
		Shares	($000)
	Huntsman Corp.	411,900	3,752
*	Pactiv Corp.	116,200	3,027
	Ashland Inc.	59,900	2,589
	MeadWestvaco Corp.	114,600	2,557
	Temple-Inland Inc.	138,400	2,272
	A Schulman Inc.	83,400	1,662
	Sonoco Products Co.	55,453	1,527
	Innophos Holdings Inc.	79,400	1,469
	Praxair Inc.	17,943	1,466
	Packaging Corp. of America	36,600	747
	Schweitzer-Mauduit
	International Inc.	13,695	744
*	Clearwater Paper Corp.	14,700	608
	Bemis Co. Inc.	20,800	539
	Rock-Tenn Co. Class A	9,100	429
*	Omnova Solutions Inc.	58,800	381
	Glatfelter	27,000	310
	Wausau Paper Corp.	26,200	262
*	Buckeye Technologies Inc.	24,400	262
*	Louisiana-Pacific Corp.	38,100	254
*	OM Group Inc.	1,700	52

	Telecommunication Services (1.2%)
	AT&T Inc.	713,100	19,261
*	Sprint Nextel Corp.	2,516,000	9,938
*	NII Holdings Inc.	210,335	6,306
*	Cincinnati Bell Inc.	1,441,142	5,044
*	Level 3
	Communications Inc.	2,150,482	2,989
	USA Mobility Inc.	21,200	273

	Utilities (0.1%)
*	NRG Energy Inc.	73,500	2,072
	PNM Resources Inc.	47,900	559
*	Mirant Corp.	21,300	350
			1,349,462
Total Common Stocks
(Cost $3,339,397)			3,647,106

		Face
		Amount
		($000)
Convertible Bonds (0.1%)
Consumer Discretionary (0.0%)
	Sotheby’s, 3.125%, 6/15/13	787	687

Financials (0.0%)
2	SL Green Realty Corp.,
	3.000%, 3/30/27	1,032	929

Industrials (0.0%)
	AMR Corp.,
	6.250%, 10/15/14	452,000	478
	US Airways Group Inc.,
	7.250%, 5/15/14	184	233

Global Equity Fund

		Face	Market
		Amount	Value•
		($000)	($000)
Telecommunication Services (0.1%)
	NII Holdings Inc.,
	3.125%, 6/15/12	2,998	2,619
Total Convertible Bonds
(Cost $3,722)			4,946

		Shares
Temporary Cash Investments (6.5%)[1]
Money Market Fund (6.0%)
4,5	Vanguard Market
	Liquidity Fund, 0.267%	227,247,547	227,248

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.5%)
6,7	Federal Home Loan
	Bank Discount Notes,
	0.275%, 2/19/10	15,000	14,991
6,7	Freddie Mac Discount
	Notes, 0.260%, 12/22/09	5,000	4,998
			19,989
Total Temporary Cash Investments
(Cost $247,229)			247,237
Total Investments (102.3%)
(Cost $3,590,348)			3,899,289

Market
Value•
($000)
Other Assets and Liabilities (–2.3%)
Other Assets[7]	110,171
Liabilities[5]	(196,065)
(85,894)
Net Assets (100%)
Applicable to 246,137,621 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,813,395
Net Asset Value Per Share	$15.49

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	5,538,575
Undistributed Net Investment Income	46,693
Accumulated Net Realized Losses	(2,082,485)
Unrealized Appreciation (Depreciation)
Investment Securities	308,941
Futures Contracts	1,487
Foreign Currencies and
Forward Currency Contracts	184
Net Assets	3,813,395

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $20,184,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 101.1% and 1.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the aggregate value of these securities was $2,841,000, representing 0.1% of net assets.
3 Restricted security represents 0.0% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $21,373,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $19,989,000 and cash of $6,734,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends[1]	98,756
Interest[2]	1,898
Security Lending	3,947
Total Income	104,601
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,406
Performance Adjustment	(4,375)
The Vanguard Group—Note C
Management and Administrative	10,167
Marketing and Distribution	1,223
Custodian Fees	516
Auditing Fees	35
Shareholders’ Reports and Proxies	394
Trustees’ Fees and Expenses	8
Total Expenses	16,374
Net Investment Income	88,227
Realized Net Gain (Loss)
Investment Securities Sold	(1,747,600)
Futures Contracts	(18,997)
Foreign Currencies and Forward Currency Contracts	(14,758)
Realized Net Gain (Loss)	(1,781,355)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,326,673
Futures Contracts	1,821
Foreign Currencies and Forward Currency Contracts	637
Change in Unrealized Appreciation (Depreciation)	1,329,131
Net Increase (Decrease) in Net Assets Resulting from Operations	(363,997)

1 Dividends are net of foreign withholding taxes of $6,000,000.
2 Interest income from an affiliated company of the fund was $1,205,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	88,227	165,132
Realized Net Gain (Loss)	(1,781,355)	(258,939)
Change in Unrealized Appreciation (Depreciation)	1,329,131	(2,455,125)
Net Increase (Decrease) in Net Assets Resulting from Operations	(363,997)	(2,548,932)
Distributions
Net Investment Income	(163,433)	(127,498)
Realized Capital Gain[1]	—	(415,111)
Total Distributions	(163,433)	(542,609)
Capital Share Transactions
Issued	490,456	1,886,150
Issued in Lieu of Cash Distributions	150,795	503,326
Redeemed	(1,460,902)	(1,689,191)
Net Increase (Decrease) from Capital Share Transactions	(819,651)	700,285
Total Increase (Decrease)	(1,347,081)	(2,391,256)
Net Assets
Beginning of Period	5,160,476	7,551,732
End of Period[2]	3,813,395	5,160,476

1 Includes fiscal 2008 short-term gain distributions totaling $188,283,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $46,693,000 and $123,465,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.64	$26.51	$21.96	$19.72	$16.08
Investment Operations
Net Investment Income	.371	.529	.490[1]	.320	.250
Net Realized and Unrealized Gain (Loss)
on Investments	(.948)	(8.569)	5.250	2.595	3.870
Total from Investment Operations	(.577)	(8.040)	5.740	2.915	4.120
Distributions
Dividends from Net Investment Income	(.573)	(.430)	(.310)	(.240)	(.210)
Distributions from Realized Capital Gains	—	(1.400)	(.880)	(.435)	(.270)
Total Distributions	(.573)	(1.830)	(1.190)	(.675)	(.480)
Net Asset Value, End of Period	$15.49	$16.64	$26.51	$21.96	$19.72

Total Return[2]	–2.30%	–32.24%	27.00%	15.22%	25.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,813	$5,160	$7,552	$4,191	$2,302
Ratio of Total Expenses to
Average Net Assets[3]	0.47%	0.51%	0.64%	0.72%	0.80%
Ratio of Net Investment Income to
Average Net Assets	2.55%	2.35%	1.98%	1.76%	1.60%
Portfolio Turnover Rate	71%	73%	64%	88%	83%

1 Calculated based on average shares outstanding.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of (0.13%), (0.02%), 0.05%, 0.05%, and 0.06%.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions

Global Equity Fund

whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Acadian Asset Management LLC, Marathon Asset Management LLP, AllianceBernstein L.P., and Baillie Gifford Overseas Ltd each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Acadian Asset Management LLC and Marathon Asset Management LLP are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index. The basic fee of AllianceBernstein L.P. is subject to quarterly adjustments based on performance since June 30, 2006, relative to the MSCI All Country World Index. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance since June 30, 2008, relative to the MSCI All Country World Index.

The Vanguard Group manages the cash reserves of the fund at an at-cost basis.

For the year ended September 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before a decrease of $4,375,000 (0.13%) based on performance.

Global Equity Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $811,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	178,787	2,118,798	59
Common Stocks—U.S.	1,349,462	—	—
Convertible Bonds	—	4,946	—
Temporary Cash Investments	227,248	19,989	—
Futures Contracts—Liabilities[1]	(474)	—	—
Forward Currency Contracts—Assets	882	—	—
Forward Currency Contracts—Liabilities	(790)	—	—
Total	1,755,115	2,143,733	59
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended September 30, 2009:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2008	1,775
Transfers in and/or out of Level 3	53
Change in Unrealized Appreciation (Depreciation)	(1,769)
Balance as of September 30, 2009	59

Global Equity Fund

E. At September 30, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	882	882
Liabilities	(474)	(790)	(1,264)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2009, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(18,997)	—	(18,997)
Forward Currency Contracts	—	(13,130)	(13,130)
Realized Net Gain (Loss) on Derivatives	(18,997)	(13,130)	(32,127)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,821	—	1,821
Forward Currency Contracts	—	362	362
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,821	362	2,183

At September 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	December 2009	269	70,808	2,212
Dow Jones EURO STOXX 50 Index	December 2009	1,065	44,475	(170)
Topix Index	December 2009	284	28,865	(872)
FTSE 100 Index	December 2009	272	22,147	(118)
E-mini S&P 500 Index	December 2009	330	17,373	(156)
S&P ASX 200 Index	December 2009	148	15,501	371
MSCI Taiwan Index	October 2009	267	7,302	220

Unrealized appreciation (depreciation) on open S&P 500 Index and E-mini S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Global Equity Fund

At September 30, 2009, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
12/23/09	EUR	27,166	USD	39,705	(306)
12/16/09	JPY	2,672,427	USD	29,864	552
12/23/09	GBP	13,825	USD	22,106	(484)
12/23/09	AUD	16,976	USD	14,872	330
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

The fund had net unrealized foreign currency gains of $92,000 resulting from the translation of other assets and liabilities at September 30, 2009.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2009, the fund realized net foreign currency losses of $1,628,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2009, the fund realized gains on the sale of passive foreign investment companies of $62,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at September 30, 2009, was $14,922,000.

For tax purposes, at September 30, 2009, the fund had $70,033,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $831,935,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $1,243,906,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

Global Equity Fund

At September 30, 2009, the cost of investment securities for tax purposes was $3,610,725,000. Net unrealized appreciation of investment securities for tax purposes was $288,564,000, consisting of unrealized gains of $732,836,000 on securities that had risen in value since their purchase and $444,272,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2009, the fund purchased $2,419,413,000 of investment securities and sold $3,295,964,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	39,924	82,584
Issued in Lieu of Cash Distributions	13,022	21,874
Redeemed	(116,845)	(79,275)
Net Increase (Decrease) in Shares Outstanding	(63,899)	25,183

I. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 10, 2009

Special 2009 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $119,371,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 33.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $67,482,000 and foreign taxes paid of $6,548,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the fund’s dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund[1]
Periods Ended September 30, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–2.30%	4.07%	6.29%
Returns After Taxes on Distributions	–3.07	3.11	5.17
Returns After Taxes on Distributions and Sale of Fund Shares	–0.99	3.34	5.05

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,478.05	$2.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.71	2.38

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.47%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Notice to Shareholders

The board of trustees of Vanguard Global Equity Fund has adopted a new performance adjustment schedule for one of the fund’s advisors, Marathon Asset Management LLP (Marathon), effective October 1, 2009. The new performance adjustment schedule is expected to link the advisor’s compensation more closely to actual performance. This change will not affect the fund’s investment objective, policies, or strategies. Acadian Asset Management LLC, AllianceBernstein L.P., and Baillie Gifford Overseas Ltd. also provide investment advisory services to the fund.

The fund’s trustees regularly evaluate its investment advisory arrangements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new adjustment schedule, the trustees considered the fund’s performance together with a wide range of information relating to Marathon, which has managed the fund since the fund’s inception in 1995.

The fund has entered into a new investment advisory agreement with Marathon to reflect the new adjustment schedule; however, other terms of the prior agreement remain unchanged. Under the terms of the agreement, the fund will pay Marathon a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average daily net assets of the portion of the fund advised by Marathon (the Marathon portfolio) for the quarter. The quarterly payments to Marathon may be increased or decreased by applying the new performance adjustment schedule. The adjustment will be based on the cumulative total performance of the Marathon portfolio over a trailing 36-month period (subject to certain transition rules that will be in place until 36 months have elapsed from the date of the new agreement) as compared with that of the Morgan Stanley Capital International All Country World Index over the same period.

Board approval of the investment advisory agreement

Marathon is responsible for managing the investment and reinvestment of the Marathon portfolio, which represents a portion of the Global Equity Fund’s assets. In managing these assets, Marathon is responsible for continuously reviewing, supervising, and administering the investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

The board’s decision to revise the performance adjustment schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arm’s-length negotiations with Marathon and considered the following factors, among others:

• The trustees considered the benefits to shareholders of continuing to retain Marathon as advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Marathon. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm.

Specifically, the board noted that Marathon, founded in 1986, has advised the fund since the fund’s inception in 1995. Marathon continues to use a bottom-up approach that focuses on stock selection. Its three regional teams focus on each company’s corporate strategy and industry competition, while its sector analysis is conducted using long-term capital cycle data. Each of these teams is led by one of the firm’s three founders: Jeremy Hosking, William Arah, and Neil Ostrer. The board concluded that the prior performance adjustment schedule should be adjusted to provide Marathon with total compensation sufficient to retain its services.

• The trustees considered the Marathon portfolio’s investment performance as compared with that of the fund’s peer group and a relevant market benchmark. The board concluded that short- and long-term performance has been consistently strong versus the fund’s benchmark, the MSCI All Country World Index. The board also concluded that short- and long-term performance has been competitive versus the fund’s peer group of global funds (as defined by Lipper Inc.).

• The trustees considered the cost of services to be provided, including competitive fee rates and the fact that, after the adjustment, Marathon’s advisory fee rate will remain significantly below the global funds average.

• The trustees noted that because of breakpoints in the fund’s advisory fee schedule with Marathon, which reduce the effective rate of Marathon’s fee as the assets of the Marathon portfolio grow, the fund’s shareholders benefit from economies of scale.

• The trustees considered all of the circumstances and information provided by both Marathon and Vanguard regarding Marathon’s performance and concluded that approval of the new investment advisory agreement is in the best interests of the fund and its shareholders.

The advisory agreement will continue for a period of one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons,” as defined in federal securities laws, of either the fund or Marathon.

Background information on Marathon

Marathon Asset Management LLP, Orion House, 5 Upper St. Martin’s Lane, London, WC2H 9EA, England, is an investment advisory firm founded in 1986. Marathon provides asset management services to companies and institutions. As of June 30, 2009, Marathon managed approximately $24.5 billion in assets. The managers primarily responsible for overseeing the Marathon portfolio are:

William J. Arah, Director of Marathon. He has worked in investment management since 1982; has managed assets at Marathon since 1987; and has co-managed a portion of the fund since its inception. Education: M.A., Oxford University.

Jeremy J. Hosking, Director of Marathon. He has worked in investment management and has managed assets since 1979; has been with Marathon since 1986; and has co-managed a portion of the fund since its inception. Education: M.A., Cambridge University.

Neil M. Ostrer, Director of Marathon. He has worked in investment management and has managed assets since 1981; has been with Marathon since 1986; and has co-managed a portion of the fund since its inception. Education: M.A., Cambridge University.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1290 112009

Vanguard Strategic Small-Cap
Equity Fund Annual Report

September 30, 2009

> For the fiscal year ended September 30, 2009, Vanguard Strategic Small-Cap Equity Fund returned –12.48%.

> The fund’s results for the fiscal year covered two very different market environments—a first half of dramatic declines followed by a second half of robust gains.

> For the 12-month period, the fund’s performance substantially lagged both the benchmark return and the average return of peer-group funds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Results of Proxy Voting	9
Fund Profile	10
Performance Summary	11
Financial Statements	12
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Strategic Small-Cap Equity Fund	VSTCX	–12.48%
MSCI US Small Cap 1750 Index		–4.20
Small-Cap Core Funds Average[1]		–7.00

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$16.60	$14.32	$0.168	$0.000

1 Derived from data provided by Lipper Inc.

1

President's Letter

Dear Shareholder,

The results for Vanguard Strategic Small-Cap Equity Fund for the 12 months ended September 30, 2009, were disappointing. However, they masked a dramatic turnaround in market sentiment and fund performance that began midway through the fund’s fiscal year.

Investor confidence revived abruptly in March in both the stock and bond markets, as turmoil in the credit markets began to subside and economic reports began to suggest that the economy was on the mend.

The Strategic Small-Cap Equity Fund returned about –38% for the six months ended March 31, 2009, while the fund returned about 42% for the subsequent six months.

Considered together, these almost perfectly inverse results produced a 12-month loss of –12.48%. If you hold the Strategic Small-Cap Equity Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 25.

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational

2

highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and U.S. Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S.

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

3

bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles, such as money market funds. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Early-in-the-year results weigh on full-year returns

The recent fiscal year has been a historically anomalous period in the financial markets, to say the least. One consequence for stocks has been that the worst-performing stocks in the dizzying market of the first six months of the period were among the best performers during the exceptionally strong rally that characterized the final six months.

The first-half results weighed heavily on the performance of stocks for the full fiscal year, so it’s not surprising that the fund posted negative returns. It was disappointing, however, that the fund fell

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Small-Cap
		Core Funds
	Fund	Average
Strategic Small-Cap Equity Fund	0.45%	1.43%

1 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. The expense ratio for the fiscal year ended September 30, 2009, was 0.43%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

measurably short of its benchmark index—please see the accompanying Advisor’s Report for more discussion.

Although financial-sector stocks, which accounted for about one-fifth of the fund’s assets, were among the major negative contributors to return on an absolute basis, good stock selection helped somewhat to minimize the difference between the fund’s return and that of its benchmark index.

The fund’s information technology and consumer discretionary holdings—which together represented about one-third of the fund’s assets—helped to cushion the effect of the general market downdraft by contributing a total of 5 percentage points to return. Poor stock picking in those sectors, however, detracted from returns relative to their benchmark, as did selections of health care and industrial stocks, which accounted for about one-quarter of assets.

A long-term view can curb short-term distractions

A stock market rally is always welcome, of course. But not all rallies are alike when you look under the hood.

The stock market rally that characterized the final six months of your fund’s 2009 fiscal year was led, in general, by the stocks of companies whose financial health is suspect. However, the models that Vanguard Quantitative Equity Group uses in managing the fund are designed to sift through thousands of stocks to find those with higher-quality characteristics.

Total Returns
April 24, 2006,[1] Through September 30, 2009
Average
Annual Return
Strategic Small-Cap Equity Fund	–8.20%
MSCI US Small Cap 1750 Index	–3.99
Small-Cap Core Funds Average[2]	–6.25

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Fund’s inception date.
2 Derived from data provided by Lipper Inc.

5

We believe those stocks have the potential to produce the strongest results over the long term.

That is why we maintain confidence in Strategic Small-Cap Equity Fund’s underlying stock-selection methodology, despite the disappointing short-term results, and, indeed, the unsatisfactory performance in the roughly three years since the fund’s inception.

In recent months, the market and fund performance have taken a turn for the better. The latest rally reinforces our belief that it’s important to step back (difficult as it may be) from the distraction of short-term results and consider investing as a long-term process—one that’s set in motion after you’ve developed a low-cost portfolio that is balanced and diversified among the major asset classes and aligned with your investing goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 14, 2009

6

Advisor’s Report

It has been a roller-coaster year for the Strategic Small-Cap Equity Fund and equity markets in general. The credit crisis that began in 2007 accelerated with the failure of Lehman Brothers in the later part of 2008. Equity markets plunged for the first six months of the fund’s fiscal year by about –31%, as measured by the broad-market MSCI US Investable Market 2500 Index. Small-capitalization stocks fell farther than larger-cap companies, returning about –37% and about –20%, respectively, while growth stocks fared better than their value counterparts, returning about –28% versus about –34%. (All figures in this letter are drawn from the respective MSCI indexes.)

As government rescue and stimulus plans were announced and it became apparent that the financial markets were not going to implode, the second half of the fiscal year witnessed a dramatic snapback as the MSCI US Investable Market 2500 Index reversed course and climbed back about 36%, leaving the total return of the U.S. equity market for the 12-month period at about –6%.

Many investment professionals are indicating that the worst recession in decades, although not officially over, came to an end during the third quarter of this year. On October 29, the U.S. Commerce Department reported that the economy grew by 3.5% in the three months ended September 30. However, the challenges that lie ahead are many and are not easily resolved. Rising unemployment, the state of credit markets, and massive government deficits are just a few of the issues that need to be addressed for long-term economic growth to be restored.

Against this backdrop, we are disappointed with the overall performance of the Strategic Small-Cap Equity Fund; we trailed our benchmark index by about 8 percentage points. Our quantitative fundamental investment-management process led to mixed results for the full 12 months. We use a model that assesses the attractiveness of stocks relative to their peers based on five components: valuation, earnings quality, growth, management decisions, and market sentiment.

Valuation measures the price that we will pay for a stock’s earnings or cash flow. Our quality score separates cheap stocks that deserve their low valuation because of poor margins from their more-profitable peers. Our growth indicator likewise differentiates between companies with low valuations due to poor growth prospects and firms with more attractive prospects. Since actions often speak louder than words, another component of our model helps determine the attractiveness of a stock by evaluating the decisions corporate managers make to enhance shareholder value. Finally, our market-sentiment score measures the market’s overall evaluation of the company’s value.

7

When we wrote to you at the semiannual mark, the Strategic Small-Cap Equity Fund was trailing its benchmark by 1.7 percentage points. The second half of the fiscal year saw the MSCI US Small Cap 1750 Index rocket up by more than 51%, while the portfolio did not keep pace and appreciated by “only” about 42%.

The panic of the first part of the year drove down all stocks, regardless of individual characteristics, as investors sought to exit the market. In March, once companies that had almost ceased to exist seemed more likely to survive, the stocks of those firms roared back to life. Our company-ranking process was ineffective during this period because those suddenly booming firms had attributes that our model does not favor, such as negative earnings, low margins, and low growth. Some are calling the market recovery a “junk rally,” because companies with the poorest prospects fell the most during the onset of the crisis, only to rally the strongest during the market comeback.

While we regret that our performance for the year fell behind that of the benchmark, we are not surprised that we lagged during this period. In an environment such as last year’s, and particularly that of the last six months, in which market leadership is from companies whose attributes run counter to the factors we deem important, our performance will likely disappoint. We continue to maintain our commitment to a portfolio of companies with lower relative ratios of price/earnings and price/cash flow, growth rates near the market’s overall rate, a higher relative return on equity, and positive market sentiment. Such a portfolio offers an attractive profile that we expect the market will reward over the long term.

For the year, our relative stock-selection results were positive in only one sector: financials. Selections such as Oriental Financial Group and Ocwen Financial led our results there. Our stock picks that detracted most were in the industrial, health care, and technology sectors as companies such as Kindred Healthcare, CONMED, Pacer International, Amkor Technology, and Brocade Communications did not perform as expected.

James P. Stetler, Principal and Portfolio Manager

Joel M. Dickson, Principal and Head, Vanguard Active Quantitative Equity Management

Vanguard Quantitative Equity Group

October 16, 2009

8

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	517,264,433	14,297,196	97.3%
Charles D. Ellis	501,913,782	29,647,847	94.4%
Emerson U. Fullwood	507,851,847	23,709,782	95.5%
Rajiv L. Gupta	515,891,359	15,670,270	97.1%
Amy Gutmann	517,356,594	14,205,035	97.3%
JoAnn Heffernan Heisen	516,532,227	15,029,403	97.2%
F. William McNabb III	516,660,098	14,901,531	97.2%
André F. Perold	507,715,282	23,846,348	95.5%
Alfred M. Rankin, Jr.	516,327,018	15,234,611	97.1%
Peter F. Volanakis	516,503,576	15,058,053	97.2%
*Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a) Purchasing and selling real estate. (b) Issuing senior securities.

(c) Borrowing money. (d) Making loans.

(e) Purchasing and selling commodities.

(f) Concentrating investments in a particular industry or group of industries.

(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Strategic Small-Cap Equity Fund	For	Abstain	Against	Non-Votes	For
2a	7,620,449	263,896	218,494	111,936	92.8%
2b	7,529,002	284,957	288,881	111,936	91.7%
2c	7,533,161	264,234	305,444	111,936	91.7%
2d	7,520,079	291,917	290,844	111,936	91.5%
2e	7,559,257	272,526	271,056	111,936	92.0%
2f	7,646,743	267,966	188,130	111,936	93.1%
2g	7,682,003	264,618	156,218	111,936	93.5%

9

Strategic Small-Cap Equity Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	433	1,745	4,324
Median Market Cap	$1.2B	$1.2B	$29.0B
Price/Earnings Ratio	17.7x	118.5x	27.9x
Price/Book Ratio	1.8x	1.7x	2.1x
Yield[3]	1.1%	1.3%	1.9
Return on Equity	13.2%	10.8%	19.1
Earnings Growth Rate	12.7%	6.6%	9.6
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	76%	—	—
Expense Ratio[4]	0.45%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.94
Beta	0.94	1.16

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15.2%	14.7%	10.1%
Consumer Staples	2.9	3.4	9.9
Energy	5.6	5.8	11.0
Financials	20.4	20.8	16.7
Health Care	12.4	12.3	12.9
Industrials	15.3	15.6	10.6
Information Technology	18.6	17.9	18.2
Materials	5.0	5.0	3.9
Telecommunication
Services	1.3	0.9	2.9
Utilities	3.3	3.6	3.8

Ten Largest Holdings[6] (% of total net assets)

Dendreon Corp.	biotechnology	0.8%
Warnaco Group Inc.	apparel, accessories
	and luxury goods	0.8
PMC—Sierra Inc.	semiconductors	0.7
Skyworks Solutions Inc.	semiconductors	0.7
Atmos Energy Corp.	gas utilities	0.7
3Com Corp.	communications
	equipment	0.7
Del Monte Foods Co.	packaged foods
	and meats	0.7
Aeropostale Inc.	apparel retail	0.7
WMS Industries Inc.	casinos and gaming	0.7
General Cable Corp.	electrical components
	and equipment	0.7
Top Ten		7.2%

Investment Focus

1 MSCI US Small Cap 1750 Index.

2 Dow Jones U.S. Total Stock Market Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. The expense ratio for the fiscal year ended September 30, 2009, was 0.43%.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 The holdings listed exclude any temporary cash investments and equity index products.

10

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 24, 2006–September 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009		of a $10,000
	One Year	Since Inception[1]	Investment
Strategic Small-Cap Equity Fund[2]	–12.48%	–8.20%	$7,453
Dow Jones U.S. Total Stock Market Index	–5.83	–3.64	8,804
MSCI US Small Cap 1750 Index	–4.20	–3.99	8,696
Small-Cap Core Funds Average[3]	–7.00	–6.25	8,010

Fiscal-Year Total Returns (%): April 24, 2006–September 30, 2009

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: April 24, 2006.
2 Total return figures do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

Statement of Net Assets
As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.3%)[1]
Consumer Discretionary (15.1%)
*	Warnaco Group Inc.	28,200	1,237
*	Aeropostale Inc.	26,600	1,156
*	WMS Industries Inc.	25,500	1,136
*	Tempur-Pedic
	International Inc.	58,900	1,116
*	Valassis
	Communications Inc.	59,900	1,071
	Jarden Corp.	37,900	1,064
	Tupperware Brands Corp.	21,300	850
*	Sally Beauty Holdings Inc.	119,500	850
*	Gymboree Corp.	17,400	842
*	Big Lots Inc.	31,700	793
*	Rent-A-Center Inc.	37,700	712
	Cooper Tire & Rubber Co.	39,700	698
*	JOS A Bank Clothiers Inc.	15,200	681
	Polaris Industries Inc.	16,600	677
	Finish Line Inc. Class A	62,800	638
*	CEC Entertainment Inc.	23,200	600
*	Panera Bread Co. Class A	10,900	600
*	Pre-Paid Legal Services Inc.	10,300	523
*	Knology Inc.	52,800	515
*	Papa John’s International Inc.	20,915	514
*	PF Chang’s China Bistro Inc.	15,100	513
*	Steiner Leisure Ltd.	14,300	511
	John Wiley & Sons Inc.
	Class A	14,300	497
	La-Z-Boy Inc.	56,400	488
	Cracker Barrel Old
	Country Store Inc.	13,124	451
	RadioShack Corp.	26,900	446
*	True Religion Apparel Inc.	16,900	438
	Interactive Data Corp.	13,900	364
*	Jo-Ann Stores Inc.	12,100	325
	Spartan Motors Inc.	61,764	317
*	Career Education Corp.	12,700	310
	MDC Holdings Inc.	7,900	274
*	Dorman Products Inc.	17,800	267
*	Stein Mart Inc.	20,500	261

			Market
			Value•
		Shares	($000)
*	Mediacom Communications
	Corp. Class A	44,700	258
*	Bally Technologies Inc.	6,200	238
*	Fuel Systems Solutions Inc.	6,300	227
*	Denny’s Corp.	80,772	215
*	Carter’s Inc.	7,100	190
*	Dana Holding Corp.	26,500	180
*	Steven Madden Ltd.	4,600	169
	Barnes & Noble Inc.	7,500	167
	CSS Industries Inc.	8,200	162
^	Buckle Inc.	3,500	120
	Gannett Co. Inc.	9,500	119
*	Childrens Place
	Retail Stores Inc.	3,900	117
*	Isle of Capri Casinos Inc.	9,700	114
	Scholastic Corp.	4,200	102
*	Dolan Media Co.	7,200	86
*	Timberland Co. Class A	5,400	75
*	Blockbuster Inc. Class A	66,700	71
	Meredith Corp.	2,300	69
*	Steak N Shake Co.	5,800	68
	Regis Corp.	4,400	68
*	Smith & Wesson
	Holding Corp.	11,400	60
*	Domino’s Pizza Inc.	5,600	50
	National CineMedia Inc.	2,300	39
	Phillips-Van Heusen Corp.	900	39
	Cinemark Holdings Inc.	3,200	33
	Unifirst Corp.	700	31
	Harte-Hanks Inc.	2,200	30
*	Citi Trends Inc.	1,000	28
	Aaron’s Inc.	600	16
			24,876
Consumer Staples (2.8%)
	Del Monte Foods Co.	100,100	1,159
	Lancaster Colony Corp.	8,900	456
*	Central Garden and Pet Co.
	Class A	41,206	450
*	Alliance One
	International Inc.	88,200	395

12

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Andersons Inc.	10,000	352
*	Pantry Inc.	19,515	306
	Nu Skin Enterprises Inc.
	Class A	16,000	297
*	TreeHouse Foods Inc.	7,800	278
	Coca-Cola Bottling Co.
	Consolidated	4,800	233
*	Revlon Inc. Class A	32,800	160
*	BJ’s Wholesale Club Inc.	4,400	159
	Village Super Market Inc.
	Class A	5,293	156
*	Prestige Brands Holdings Inc.	18,600	131
	J&J Snack Foods Corp.	2,900	125
			4,657
Energy (5.6%)
*	Oil States International Inc.	27,197	955
*	Dresser-Rand Group Inc.	28,700	892
*	Global Industries Ltd.	92,600	880
*	Cal Dive International Inc.	83,200	823
*	CVR Energy Inc.	57,500	715
	World Fuel Services Corp.	12,100	582
*	Contango Oil & Gas Co.	11,200	572
*	SEACOR Holdings Inc.	6,900	563
	Overseas Shipholding
	Group Inc.	14,700	549
*	Matrix Service Co.	40,842	444
*	Bristow Group Inc.	12,500	371
*	PHI Inc.	16,200	329
	Core Laboratories NV	3,000	309
*	Gulfmark Offshore Inc.	8,600	282
	Southern Union Co.	12,100	252
*	McMoRan Exploration Co.	24,600	186
*	James River Coal Co.	8,700	166
	CARBO Ceramics Inc.	2,900	149
*	Goodrich Petroleum Corp.	5,400	139
			9,158
Financials (20.3%)
	Endurance Specialty
	Holdings Ltd.	30,400	1,109
*	Knight Capital Group Inc.
	Class A	41,100	894
	Allied World Assurance Co.
	Holdings Ltd.	17,200	824
	Oriental Financial Group Inc.	63,600	808
	Bank of Hawaii Corp.	19,300	802
	Horace Mann
	Educators Corp.	54,300	759
	International
	Bancshares Corp.	45,400	740
	Ares Capital Corp.	62,000	683
	FirstMerit Corp.	35,817	682
*	MBIA Inc.	84,500	656
*	Ocwen Financial Corp.	57,359	649
	Platinum Underwriters
	Holdings Ltd.	17,200	616

			Market
			Value•
		Shares	($000)
	Hanover Insurance
	Group Inc.	14,200	587
	UMB Financial Corp.	13,800	558
	Highwoods Properties Inc.	16,710	525
*	Nelnet Inc. Class A	40,900	509
	Senior Housing
	Properties Trust	26,400	504
*	Dollar Financial Corp.	30,956	496
	Cash America
	International Inc.	16,213	489
	HRPT Properties Trust	62,500	470
	Washington Real Estate
	Investment Trust	15,700	452
	First Niagara Financial
	Group Inc.	35,900	443
	Trustmark Corp.	23,222	442
	Advance America Cash
	Advance Centers Inc.	76,200	427
	American Physicians
	Capital Inc.	14,772	426
	Alexandria Real Estate
	Equities Inc.	7,700	418
	United Bankshares Inc.	21,200	415
	National Retail Properties Inc.	19,300	414
	Brandywine Realty Trust	37,100	410
	Home Properties Inc.	9,400	405
	Mid-America Apartment
	Communities Inc.	8,570	387
	Entertainment
	Properties Trust	11,100	379
	Healthcare Realty Trust Inc.	17,900	378
	Amtrust Financial
	Services Inc.	32,600	372
	Corporate Office
	Properties Trust SBI	9,700	358
	City Holding Co.	11,662	348
	Aspen Insurance
	Holdings Ltd.	13,000	344
	Safety Insurance Group Inc.	10,400	342
	Extra Space Storage Inc.	32,200	340
	Financial Federal Corp.	13,600	336
	Kilroy Realty Corp.	11,900	330
	Provident New York Bancorp	34,443	329
*	CNA Surety Corp.	20,031	324
*	Ezcorp Inc. Class A	22,839	312
	PS Business Parks Inc.	6,036	310
	First Financial Corp.	10,100	309
	Infinity Property &
	Casualty Corp.	7,200	306
	Trico Bancshares	18,600	305
	Sun Communities Inc.	14,000	301
*	World Acceptance Corp.	11,400	287
	Equity Lifestyle Properties Inc.	6,700	287
	Sovran Self Storage Inc.	9,400	286
*	FPIC Insurance Group Inc.	8,400	282
	Bank of the Ozarks Inc.	10,600	281

13

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Douglas Emmett Inc.	21,900	269
	Camden National Corp.	8,000	264
	Bancfirst Corp.	7,126	263
	LTC Properties Inc.	10,900	262
*	Investment Technology
	Group Inc.	9,300	260
	Jones Lang LaSalle Inc.	5,270	250
	Saul Centers Inc.	7,702	247
	U-Store-It Trust	39,300	246
	Suffolk Bancorp	8,000	237
	Pennsylvania Real Estate
	Investment Trust	30,870	235
	Parkway Properties Inc.	11,800	232
	BRE Properties Inc.	7,400	232
*	ProAssurance Corp.	4,400	230
^	Life Partners Holdings Inc.	12,600	226
	Digital Realty Trust Inc.	4,810	220
	Colonial Properties Trust	21,870	213
	First Financial Bankshares Inc.	4,100	203
	Mack-Cali Realty Corp.	6,120	198
*	AMERISAFE Inc.	11,400	197
	NBT Bancorp Inc.	8,600	194
	Realty Income Corp.	7,400	190
*	LaBranche & Co. Inc.	53,300	181
*	Stifel Financial Corp.	3,250	178
	SL Green Realty Corp.	3,900	171
	Republic Bancorp Inc.
	Class A	7,600	152
	NASB Financial Inc.	5,500	145
*	PHH Corp.	6,800	135
	Prosperity Bancshares Inc.	3,500	122
	Westamerica Bancorporation	2,300	120
	Chimera Investment Corp.	30,400	116
	Potlatch Corp.	4,000	114
	Baldwin & Lyons Inc.	4,683	110
	Simmons First National
	Corp. Class A	3,800	109
	Community Bank System Inc.	5,800	106
	Wilshire Bancorp Inc.	13,100	96
	Essex Property Trust Inc.	1,200	95
	Lakeland Financial Corp.	4,600	95
	LaSalle Hotel Properties	4,100	81
	Provident Financial
	Services Inc.	7,400	76
	MFA Financial Inc.	9,200	73
	Franklin Street
	Properties Corp.	5,270	69
	Bank Mutual Corp.	7,505	66
	1st Source Corp.	4,000	65
	First Industrial Realty
	Trust Inc.	12,200	64
	Arrow Financial Corp.	2,134	58
	Tompkins Financial Corp.	1,300	57
*	TD Ameritrade Holding Corp.	2,786	55
	Sunstone Hotel Investors Inc.	7,526	53
	Clifton Savings Bancorp Inc.	5,322	52

			Market
			Value•
		Shares	($000)
	Southside Bancshares Inc.	2,000	45
*	First Cash Financial
	Services Inc.	1,800	31
	WesBanco Inc.	1,900	29
	Park National Corp.	500	29
	GAMCO Investors Inc.	600	27
	Trustco Bank Corp.	3,400	21
	SY Bancorp Inc.	900	21
	Taubman Centers Inc.	500	18
			33,348
Health Care (12.3%)
*	Dendreon Corp.	44,400	1,243
*	Valeant Pharmaceuticals
	International	37,700	1,058
*	Isis Pharmaceuticals Inc.	58,400	851
	STERIS Corp.	27,400	834
	Martek Biosciences Corp.	30,100	680
*	Emergency Medical
	Services Corp. Class A	14,200	660
*	American Medical Systems
	Holdings Inc.	38,700	655
*	LifePoint Hospitals Inc.	23,100	625
	PDL BioPharma Inc.	77,800	613
*	Bio-Rad Laboratories Inc.
	Class A	6,506	598
	Cooper Cos. Inc.	19,600	583
*	Human Genome
	Sciences Inc.	30,500	574
*	AMERIGROUP Corp.	24,900	552
*	Tenet Healthcare Corp.	93,400	549
*	Psychiatric Solutions Inc.	20,300	543
	Chemed Corp.	11,500	505
*	Healthsouth Corp.	31,600	494
*	Questcor
	Pharmaceuticals Inc.	88,700	490
*	Health Management
	Associates Inc. Class A	65,300	489
*	Gentiva Health Services Inc.	17,900	448
*	Amedisys Inc.	9,900	432
	Owens & Minor Inc.	9,500	430
*	Affymetrix Inc.	46,500	408
*	Kensey Nash Corp.	13,600	394
*	Dionex Corp.	5,800	377
*	Molina Healthcare Inc.	16,906	350
*	Emergent Biosolutions Inc.	19,500	344
	Invacare Corp.	15,100	336
*	Immunogen Inc.	39,400	320
*	Healthspring Inc.	26,000	318
*	RehabCare Group Inc.	14,100	306
*	Amsurg Corp. Class A	13,700	291
*	Corvel Corp.	9,900	281
*	Maxygen Inc.	41,900	280
*	Myriad Genetics Inc.	9,200	252
*	LHC Group Inc.	8,100	242
*	Cyberonics Inc.	15,191	242
*	Enzon Pharmaceuticals Inc.	28,600	236

14

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	PharMerica Corp.	12,500	232
*	Centene Corp.	8,800	167
*	Skilled Healthcare Group Inc.	20,614	166
*	eResearchTechnology Inc.	16,800	118
	Ensign Group Inc.	8,200	115
*	Nektar Therapeutics	11,300	110
*	Cambrex Corp.	16,400	103
*	Cadence Pharmaceuticals Inc.	5,700	63
*	Medivation Inc.	2,200	60
	Atrion Corp.	400	58
	National Healthcare Corp.	1,200	45
*	Auxilium Pharmaceuticals Inc.	1,000	34
*	Greatbatch Inc.	1,400	31
*	Watson Pharmaceuticals Inc.	800	29
*	Hanger Orthopedic Group Inc.	1,500	21
			20,235
Industrials (15.1%)
*	General Cable Corp.	28,700	1,124
*	EMCOR Group Inc.	41,400	1,048
*	EnerSys	45,476	1,006
*	Hawaiian Holdings Inc.	118,400	978
*	Armstrong World
	Industries Inc.	28,200	972
*	Chart Industries Inc.	43,800	946
*	TransDigm Group Inc.	17,900	892
	Apogee Enterprises Inc.	52,042	782
*	Airtran Holdings Inc.	123,100	769
	Triumph Group Inc.	15,100	725
	Watson Wyatt
	Worldwide Inc. Class A	16,500	719
	Ameron International Corp.	10,100	707
	Textainer Group
	Holdings Ltd.	43,356	694
*	WESCO International Inc.	23,900	688
	Briggs & Stratton Corp.	35,400	687
	Lennox International Inc.	18,448	666
	Knoll Inc.	58,600	611
	Brink’s Co.	21,400	576
*	Esterline Technologies Corp.	14,100	553
*	SYKES Enterprises Inc.	26,057	542
	Robbins & Myers Inc.	22,700	533
	AO Smith Corp.	13,900	530
	Federal Signal Corp.	73,600	529
	Deluxe Corp.	29,400	503
*	Allegiant Travel Co. Class A	11,000	419
	Timken Co.	16,600	389
*	Marten Transport Ltd.	22,500	384
*	First Advantage Corp.
	Class A	20,300	377
	Herman Miller Inc.	21,600	365
	Werner Enterprises Inc.	18,900	352
	Ampco-Pittsburgh Corp.	12,130	322
*	M&F Worldwide Corp.	15,000	304
*	Pike Electric Corp.	24,300	291
*	MasTec Inc.	22,300	271
*	Thomas & Betts Corp.	9,000	271

			Market
			Value•
		Shares	($000)
*	American Reprographics Co.	25,700	245
*	Republic Airways
	Holdings Inc.	25,900	242
*	JetBlue Airways Corp.	39,900	239
*	Cornell Cos. Inc.	10,531	236
*	Force Protection Inc.	34,900	190
	Kimball International Inc.
	Class B	24,500	187
	Comfort Systems USA Inc.	15,000	174
	AAON Inc.	8,200	165
*	ATC Technology Corp.	7,900	156
	Lincoln Electric Holdings Inc.	3,100	147
*	Powell Industries Inc.	3,793	146
*	Avis Budget Group Inc.	10,700	143
	Universal Forest Products Inc.	2,900	114
	John Bean Technologies Corp.	5,400	98
	Raven Industries Inc.	3,500	94
	Hubbell Inc. Class B	2,200	92
*	Waste Services Inc.	17,646	81
*	Sterling Construction Co. Inc.	4,500	81
	Carlisle Cos. Inc.	2,200	75
*	DynCorp International Inc.
	Class A	3,800	68
*	Exponent Inc.	1,700	48
	Tredegar Corp.	3,300	48
	Cubic Corp.	1,200	47
*	Michael Baker Corp.	1,300	47
	ABM Industries Inc.	2,200	46
*	Beacon Roofing Supply Inc.	2,600	41
	Granite Construction Inc.	1,300	40
*	CBIZ Inc.	4,700	35
*	Standard Parking Corp.	1,700	30
	Encore Wire Corp.	1,300	29
	American Science &
	Engineering Inc.	400	27
			24,936
Information Technology (18.5%)
*	PMC—Sierra Inc.	123,800	1,184
*	Skyworks Solutions Inc.	88,700	1,174
*	3Com Corp.	222,800	1,165
*	QLogic Corp.	60,000	1,032
*	Genpact Ltd.	79,400	977
*	Sohu.com Inc.	14,100	970
*	Starent Networks Corp.	38,000	966
*	Multi-Fineline Electronix Inc.	32,500	933
*	Sybase Inc.	23,482	913
	Syntel Inc.	18,152	866
*	JDA Software Group Inc.	39,400	864
*	ON Semiconductor Corp.	104,100	859
*	Tessera Technologies Inc.	27,300	761
	Diebold Inc.	23,000	757
*	TNS Inc.	27,300	748
*	Plexus Corp.	26,265	692
	Earthlink Inc.	81,300	684
	Solera Holdings Inc.	21,900	681
*	Gartner Inc.	35,700	652

15

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Lawson Software Inc.	102,700	641
*	Tech Data Corp.	14,500	603
*	AsiaInfo Holdings Inc.	29,700	593
*	j2 Global
	Communications Inc.	24,500	564
*	RF Micro Devices Inc.	102,600	557
*	Riverbed Technology Inc.	24,900	547
*	Semtech Corp.	29,700	505
*	Hittite Microwave Corp.	13,700	504
*	Anixter International Inc.	12,000	481
*	Dolby Laboratories Inc.
	Class A	12,380	473
*	Monolithic Power
	Systems Inc.	20,100	471
*	Mantech International Corp.
	Class A	8,925	421
*	Tekelec	23,700	389
*	S1 Corp.	56,718	351
*	Perot Systems Corp. Class A	11,536	343
*	CSG Systems
	International Inc.	20,784	333
*	Quantum Corp.	258,800	326
*,^	Synaptics Inc.	12,900	325
*	Silicon Laboratories Inc.	6,900	320
*	TriQuint Semiconductor Inc.	39,700	307
*	TIBCO Software Inc.	31,700	301
*	Acxiom Corp.	31,000	293
*	Insight Enterprises Inc.	23,700	289
	Black Box Corp.	10,900	274
*	Scansource Inc.	9,000	255
*	Polycom Inc.	9,500	254
	iGate Corp.	28,871	248
*	Cogent Inc.	23,900	241
*	NeuStar Inc. Class A	8,900	201
*	BigBand Networks Inc.	45,732	183
*	Netlogic Microsystems Inc.	4,000	180
	Jack Henry & Associates Inc.	6,600	155
*	SAIC Inc.	8,100	142
*	InterDigital Inc.	5,700	132
*	SPSS Inc.	2,560	128
*	FEI Co.	4,900	121
*	STEC Inc.	4,100	121
*	Emulex Corp.	11,670	120
	Broadridge Financial
	Solutions Inc.	5,900	119
*	Netscout Systems Inc.	8,400	114
*	Kopin Corp.	19,800	95
	Micrel Inc.	9,500	77
*	SYNNEX Corp.	2,500	76
*	VistaPrint NV	1,500	76
*	DTS Inc.	2,686	74
*	OSI Systems Inc.	3,400	62
*	Wright Express Corp.	2,100	62
	Adtran Inc.	2,000	49
			30,374

			Market
			Value•
		Shares	($000)
Materials (5.0%)
	Rock-Tenn Co. Class A	22,000	1,036
	Silgan Holdings Inc.	14,800	780
	Compass Minerals
	International Inc.	12,200	752
	Innophos Holdings Inc.	39,400	729
*	Clearwater Paper Corp.	17,300	715
	Glatfelter	60,637	696
	Koppers Holdings Inc.	22,400	664
*	PolyOne Corp.	96,100	641
	Greif Inc. Class A	11,034	608
	Worthington Industries Inc.	27,700	385
	Schweitzer-Mauduit
	International Inc.	5,600	304
	Scotts Miracle-Gro Co.
	Class A	5,800	249
	Stepan Co.	2,900	174
*	Bway Holding Co.	8,700	161
	NewMarket Corp.	800	75
	Schnitzer Steel Industries Inc.	1,300	69
*	Solutia Inc.	4,000	46
	A Schulman Inc.	2,200	44
	Sensient Technologies Corp.	1,100	31
			8,159
Telecommunication Services (1.3%)
*	Syniverse Holdings Inc.	36,340	636
*	Cincinnati Bell Inc.	160,300	561
	NTELOS Holdings Corp.	16,900	298
*	Premiere Global Services Inc.	28,600	238
	Atlantic Tele-Network Inc.	3,404	182
*	Cogent Communications
	Group Inc.	8,200	92
	USA Mobility Inc.	6,300	81
*	Centennial
	Communications Corp.	10,110	81
*	Neutral Tandem Inc.	1,000	23
			2,192
Utilities (3.3%)
	Atmos Energy Corp.	41,400	1,167
	NorthWestern Corp.	28,900	706
	IDACORP Inc.	22,600	651
	Avista Corp.	30,400	615
	UGI Corp.	22,200	556
	WGL Holdings Inc.	13,600	451
	Unisource Energy Corp.	11,900	366
	UIL Holdings Corp.	13,400	354
	Southwest Gas Corp.	8,800	225
	PNM Resources Inc.	13,900	162
	CMS Energy Corp.	7,200	96
	South Jersey Industries Inc.	600	21
			5,370
Total Common Stocks
(Cost $148,713)			163,305

16

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.5%)
2,3	Vanguard Market
	Liquidity Fund, 0.267%	870,000	870

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.4%)
4,5	Fannie Mae Discount
	Notes, 0.315%, 11/25/09	500	500
4,5	Federal Home Loan
	Bank Discount Notes,
	0.275%, 2/19/10	100	100
			600
Total Temporary Cash Investments
(Cost $1,470)			1,470
Total Investments (100.2%)
(Cost $150,183)			164,775
Other Assets and Liabilities (–0.2%)
Other Assets			675
Liabilities[3]			(933)
			(258)
Net Assets (100%)
Applicable to 11,489,017 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			164,517
Net Asset Value Per Share			$14.32

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	237,076
Undistributed Net Investment Income	609
Accumulated Net Realized Losses	(87,756)
Unrealized Appreciation (Depreciation)
Investment Securities	14,592
Futures Contracts	(4)
Net Assets	164,517

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $294,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.3%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $306,000 of collateral received for securities on loan.

4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government. 5 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends	1,988
Interest[1]	207
Security Lending	51
Total Income	2,246
Expenses
The Vanguard Group—Note B
Investment Advisory Services	104
Management and Administrative	369
Marketing and Distribution	48
Custodian Fees	26
Auditing Fees	24
Shareholders’ Reports and Proxies	25
Total Expenses	596
Net Investment Income	1,650
Realized Net Gain (Loss)
Investment Securities Sold	(59,922)
Futures Contracts	(5,756)
Realized Net Gain (Loss)	(65,678)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	37,023
Futures Contracts	136
Change in Unrealized Appreciation (Depreciation)	37,159
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,869)
1 Interest income from an affiliated company of the fund was $35,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,650	1,837
Realized Net Gain (Loss)	(65,678)	(20,795)
Change in Unrealized Appreciation (Depreciation)	37,159	(33,359)
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,869)	(52,317)
Distributions
Net Investment Income	(1,950)	(2,555)
Realized Capital Gain[1]	—	(1,837)
Total Distributions	(1,950)	(4,392)
Capital Share Transactions
Issued	36,953	79,470
Issued in Lieu of Cash Distributions	1,815	3,832
Redeemed	(45,230)	(83,796)
Net Increase (Decrease) from Capital Share Transactions	(6,462)	(494)
Total Increase (Decrease)	(35,281)	(57,203)
Net Assets
Beginning of Period	199,798	257,001
End of Period[2]	164,517	199,798

1 Includes fiscal 2008 short-term gain distributions totaling $657,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $609,000 and $909,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Financial Highlights

				April 20,
				2006[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.60	$21.28	$19.04	$20.00
Investment Operations
Net Investment Income	.145	.160	.220	.090
Net Realized and Unrealized Gain (Loss) on Investments	(2.257)	(4.479)	2.170	(1.050)
Total from Investment Operations	(2.112)	(4.319)	2.390	(.960)
Distributions
Dividends from Net Investment Income	(.168)	(.210)	(.150)	—
Distributions from Realized Capital Gains	—	(.151)	—	—
Total Distributions	(.168)	(.361)	(.150)	—
Net Asset Value, End of Period	$14.32	$16.60	$21.28	$19.04

Total Return[2]	–12.48%	–20.50%	12.58%	–4.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$165	$200	$257	$180
Ratio of Total Expenses to Average Net Assets	0.43%	0.38%	0.38%	0.40%[3]
Ratio of Net Investment Income to Average Net Assets	1.18%	0.83%	1.07%	1.20%[3]
Portfolio Turnover Rate	76%	99%	73%	35%

1 Subscription period for the fund was April 20, 2006, to April 24, 2006, during which time all assets were held in money market instruments. Performance measurement began April 24, 2006, at a net asset value of $20.01.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

Strategic Small-Cap Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $34,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	163,305	—	—
Temporary Cash Investments	870	600	—
Futures Contracts—Liabilities[1]	(6)	—	—
Total	164,169	600	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	December 2009	12	724	(7)
S&P Midcap 400 Index	December 2009	1	345	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

22

Strategic Small-Cap Equity Fund

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2009, the fund had $909,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $31,060,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $56,707,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $150,183,000. Net unrealized appreciation of investment securities for tax purposes was $14,592,000, consisting of unrealized gains of $26,228,000 on securities that had risen in value since their purchase and $11,636,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2009, the fund purchased $106,248,000 of investment securities and sold $117,266,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	3,107	4,152
Issued in Lieu of Cash Distributions	157	203
Redeemed	(3,808)	(4,398)
Net Increase (Decrease) in Shares Outstanding	(544)	(43)

H. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 10, 2009

Special 2009 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,840,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 93.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Small-Cap Equity Fund[1]
Periods Ended September 30, 2009
	One	Since
	Year	Inception[2]
Returns Before Taxes	–12.48%	–8.20%
Returns After Taxes on Distributions	–12.68	–8.39
Returns After Taxes on Distributions and Sale of Fund Shares	–7.95	–6.87

1 Total return figures do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 April 24, 2006.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,419.23	$2.55
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.96	2.13

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

28

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6150 112009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2009: $105,000
Fiscal Year Ended September 30, 2008: $100,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2009: $3,354,640
Fiscal Year Ended September 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2009: $876,210
Fiscal Year Ended September 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2009: $423,070
Fiscal Year Ended September 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2009: $0
Fiscal Year Ended September 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2009: $423,070
Fiscal Year Ended September 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 20, 2009

VANGUARD HORIZON FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 20, 2009

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.